UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2012

STRATEGIC INTERNET INVESTMENTS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	33-28188	84-1116458
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 First Avenue, P.O. Box 918, Kalispell, MT 59903
(Address of principal executive offices)

Registrant's telephone number, including area code: 760 536 8383

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Effective August 20, 2012, the Company retained Regal Barrington ("Contractor") and Fred Schultz (“Schultz”), to provide management services for the purpose of providing corporate development services to the Company; assisting with the general administration of the Company’s affairs; coordinating and arranging presentations for the Company at conventions, tradeshows and “road shows; assisting the Company in developing its corporate profile, materials, news releases, brochures, mail outs, etc.; assist the Company in formulating and achieving its objectives including participating in planning meetings, and implementation of such plans and objectives; liaising with, advising and reporting to the Board upon all aspects of the business and affairs of the Company; and such other duties as may be reasonably directed from time to time by the Board.

The term of the Contractor’s appointment shall commence on Sept 1st, 2012 and continue for a term of 12 months expiring on September 1st, 2013. Thereafter this Agreement shall be automatically renewed for successive 6 month terms, subject only to termination by either party as specified within the agreement..

The Company shall issue to the Contractor and Schultz as to 60% and 40% respectively, 800,000 shares of restricted Rule 144 common stock as full compensation under the agreement.

As additional incentive, the Company shall grant the Contractor and Schultz restricted Rule 144 stock options pursuant to the Company’s Stock Option Plan that will allow the Contractor to purchase up to 480,000 Rule 144 restricted common shares and Schultz to purchase up to 320,000 Rule 144 restricted common shares in the capital of the Company at the exercise price of $0.10 per share or such other lower price as the Company, in its sole discretion may deem appropriate. All options granted will be exercisable over a five year period and will contain a vesting schedule as specified in the Company’s most current Stock Option Plan.

Copy of this agreement is contained in Schedule A

Item 1.01 Entry into a Material Definitive Agreement
Effective August 22, the Company retained the services of Paul D. Sullivan, to provide consulting services for the purposes of evaluating agreements and real estate opportunities, reviewing real estate purchase and sale agreements and contracts, assignment of beneficial real estate and land agreements, property management agreements, lease agreements, memorandums of cooperation, joint venture agreements, real estate appraisals and valuation reports, and other services. Mr. Sullivan is a partner at the law firm Measure, Sampsel, Sullivan & O'Brien, P.C. where he practices real estate law. He is a graduate of the University of Pennsylvania School of Law and currently resides in Bigfork, Montana.

The Company shall, as of the date of the agreement, issue 300,000 shares of restricted Rule 144 common stock as full compensation under the consulting agreement.

The term of the Contractor’s appointment shall commence on Sept 1, 2012 and continue for a term of one year expiring on Sept1, 2012. Thereafter the Agreement shall be automatically renewed on a six month basis, subject only to termination in accordance with the agreement.

As additional incentive, the Company shall grant the Consultant stock options pursuant to the Company’s Stock Option Plan that will allow the Contractor to purchase up to 300,000 Rule 144 restricted common shares in the capital of the Company at the exercise price of $0.10 per share or such other lower price as the Company, in its sole discretion may deem appropriate. All options granted will be exercisable over a five year period and will contain a vesting schedule as specified in the Company’s most current Stock Option Plan.

Copy of this agreement is contained in Schedule B

Item 1.01 Entry into a Material Definitive Agreement.

Effective August 20th, 2012, Strategic Internet Investments, Incorporated. (“OTC:BB SIII”) signed a Letter of Intent (the "LOI") with G7 Entertainment Limited (“G7”), a non-arms length private British Columbia Corporation, 60% majority controlled by Mr. Abbas Salih, president and CEO of SIII. The LOI, attached hereto as Schedule C, sets out the terms and conditions that will allow SIII to acquire all of the assets as summarized below. The Assets are held under contractual rights by G7 as outlined within various Joint Venture Agreements (the "JV Agreements") between G7 and four UK corporations, as identified below. The JV Agreements, attached hereto as Schedule D, outline the terms and conditions of the formation of a joint venture between G7 and the respective real estate owners whereby G7 intends to facilitate the refinancing of existing mortgages in exchange for a 60% interest in the Joint Venture, which Joint Venture will hold title to the real estate assets.

The LOI outlines the terms and conditions whereby SIII can purchase a 100% interest in the Assets at a discounted price (the “SIII Purchase Price”) to the Fair Market Price. The Fair Market Price is to be determined by a mutually acceptable, independent professional real estate evaluator experienced in evaluating the type of assets to be purchased by SIII. The LOI states that the SIII Purchase Price will be equal to the fair market price, as outlined above, minus a discount that will be calculated to be 25% of the total equity contained within the assets ( equity = Fair Market Price – [outstanding mortgage(s) and/or other existing debt of the of the Assets])

The LOI allows for ongoing due diligence which is in process and the completion of a formal purchase agreement between the respective parties.

SIII intends to fund the acquisition of the assets by securing funding by way of equity and or debt financing and cannot predict with any certainty that such funding efforts will be successful and therefore provides a cautionary statement that the success of the contemplated acquisition cannot be assured.

Summary of the Assets and JV Agreement Partners (Copies provided in Schedule D)

•           Joint Venture 1; formed with Anujum Ahmed & Nik Nak International + Utocroft Ltd and G7 consists of the following properties:

Address
78A High Elm Road, Hale Barns, UTOCROFT, WA15 0HX
Flat 9, 69 Blackburn Street, Manchester, M3 6AS
Clydesdale House, 27 Turner Street, Manchester, M4 1DG
Flat 7, Trafalgar Court, Glamis Road, London, E1W 3TF
12 Winter Lodge, Fern Walk, London, SE16 3JD
Flat 124, 14 Rosetti Road, London, SE16 3JD
23 Lees Hall Crescent, Manchester, M14 6XZ
61 Merton Park, Penmaenmawr, North Wales, LL34 6DH
54 Mauldeth Road, Manchester, Fallowfield, M20 3EG
Apartment 308, Al Murjan Tower, Dubai Marina, Dubai
Apartment 305, Bldg 7, Jash Falqa, The Palm Jumeirah, Dubai

•           Joint Venture 2; formed with ISIS Properties UK Ltd and G7 consists of the following properties:

Address
Spearworks, 33-35 Derby St, M8 8HW
Lawrence House, Derby St, M8 8AT
Philtone House, Derby St, M8 8AT

•           Joint Venture 3; formed with Zahid Sarwar and G7 consists of the following properties:

Quebec Building, Bury Street, Salford M3 7DY – Apartments 316,17,20
401,104,211,212,419, 306, 304
Fresh Development, Chapel St., Salford, M3 6DE – Apartments 802/812, 505/809,
1008, 906/905, 1002, 1003, 702/712, 601/611, 114/102, 804/810, 1009
137-139 Ashley Gardens, Moston Manchester, M9 4WR – Apartments 9,1,2,3,6,8,5
57-59 Ardwick Green North, Manchester M12 – Apartments 2,3
Deepcar Street, Levenshulme, Manchester M19 3BA – Apartment 49

•           Joint Venture 4; formed with Cheshire Homes UK Ltd and G7 consist of the following properties:

Address
33 Stanley Road, Manchester, M16 9AD
72 Windsor Road, Manchester, M19 2EB
34/34A Daisy Bank Road, Victoria Park, Manchester, M14 5Qp
333 Dickenson Road, Longsight, M13 0NR
15 Handley Close, Adshall, SK3 8NQ
325-327 Oldham Road, Miles Platting, Manchester, M40 7PS
165 Kingsbrook Road, Whalley Range, M16 8GW
1 – 4 Knowsley Street/Bark Street Bolton, BL1 2AS
Powell Court, 72 Walmersley Road, Bury, GL9 6DP
Palatine Road, 73 Palatine Road, Manchester, M20 3LJ
Assisi Garden, West Gorton, Manchester, M12 5AS
Heaton Road, Withington, M20 4PX
College View, 410-418 College View, Manchester, M14 4QP
9-11 Market Place, Altrincham, WA14 4NP
Yorkshire Street & Croft Street, Burnley, BB11 2ED
Alexander Court, Rowland Street, Salford, M5 4LF
22-26 Shaws Road, Altrincham WA14 1QU
142, A,B,C,D Cheetham Hill Road, Manchester, M8 8PZ

•           Joint Venture 5; formed with Cheshire Homes UK Ltd and G7 consists of the following properties:

Address
Adam Court 89-91 Wellington Road North, Stockport SK4 2LP
Wilbraham Court 16-18 Wilbraham Court, Manchester, M14 6JY
Mariam Court 23 Laindon Road, Manchester M14 5YJ

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to Items 1.01 listed above, The Company shall issue to the Contractor (or the contractor’s nominee) and Schultz as to 60% and 40% respectively, 800,000 shares of restricted Rule 144 common stock. As additional incentive, the Company shall grant the Contractor and Schultz stock options pursuant to the Company’s Stock Option Plan that will allow the Contractor to purchase up to 480,000 Common shares of Rule 144 restricted stock and Schultz to purchase up to 320,000 shares of Rule 144 restricted stock in the capital of the Company at the exercise price of $0.10 per share or such other lower price as the Company, in its sole discretion may deem appropriate. All options granted will be exercisable over a five year period and will contain a vesting schedule as specified in the Company’s most current Stock Option Plan.

Also in pursuant to Item 1.01 listed above, The Company shall issue to Paul D. Sullivan 300,000 shares of restricted Rule 144 common stock as full compensation under the agreement. As additional incentive, the Company shall grant the Consultant stock options pursuant to the Company’s Stock Option Plan that will allow the Contractor to purchase up to 300,000 Common shares of Rule 144 restricted stock in the capital of the Company at the exercise price of $0.10 per share or such other lower price as the Company, in its sole discretion may deem appropriate. All options granted will be exercisable over a five year period and will contain a vesting schedule as specified in the Company’s most current Stock Option Plan..

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 20, 2012, the Company appointed Fred Schultz of 1706 Serrano Street, Oceanside, CA. 92054 as a director of our company in connection with Section 2.2 of the Management Services agreement references in Item 1.01 above.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Address

Effective August 20, we changed our address from Nisar Square, Benyas Centre Office No 207, Dubai, United Arab Emirates to 24 First Avenue, P.O. Box 918, Kalispell, MT 59903 to 24 First Avenue, P.O. Box 918, Kalispell, MT 59903 Telephone # 760 536 8383

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

“Abbas Salih”
_________________________________________

By: /s/ Abbas Salih

Title:      President

Date:      August 22, 2012

SCHEDULE A

MANAGEMENT SERVICES AGREEMENT

BETWEEN

STRATEGIC INTERNET INVESTMENTS, INC

AND

REGAL BARRINGTON and FRED SCHULTZ

MANAGEMENT SERVICES AGREEMENT

THIS AGREEMENT made as of the 21st day of August, 2012.

BETWEEN:

STRATEGIC INTERNET INVESTMENTS, INC., having an office at 24 First Avenue East, P.O. Box 918, Kalispell, Montana 59903

(the “Company”)

     OF THE FIRST PART

AND:

REGAL BARRINGTON having an office at 5835 West Hidden Springs Drive, Boise, Idaho 83714

(the “Contractor”)

OF THE SECOND PART

AND:

Fred Schultz of Regal Barrington, 1706 Serrano Street, Oceanside, CA 92054

(“Schultz”)

OF THE THIRD PART

IN CONSIDERATION of the premises and the mutual covenants herein contained the parties hereto agree as follows:

Article 1
Definitions

1.1	In this Agreement:

“Associated Company” means a company which directly or indirectly:

(a) controls, or is controlled by, the Company, or

(b) is controlled by the same company that directly or indirectly controls the Company.

“Board” means the Board of Directors from time to time of the Company.

“Notice Period” means a period of thirty days commencing on the day after notice of termination of the Contractor’s retainer is given by the Company in accordance with the terms of this Agreement.

Article 2
Appointment

2.1

The Company agrees to retain the Contractor to provide management services (the “Services”) from time to time as required by the Board and the Contractor agrees to provide such Services, reporting directly to the Board, subject to the terms and conditions of this Agreement. The Services to be provided by the Contractor shall include the following:

	(a)	providing corporate development services to the Company;

	(b)	assisting with the general administration of the Company’s affairs;

	(c)	to coordinate and arrange presentations for the Company at conventions, tradeshows and “road shows;

	(d)	to assist the Company in developing its corporate profile, materials, news releases, brochures, mail outs, etc.

	(e)	to assist the Company in formulating and achieving its objectives including participating in planning meetings, and implementation of such plans and objectives;

	(f)	liaising with, advising and reporting to the Board upon all aspects of the business and affairs of the Company; and

	(g)	such other duties as may be reasonably directed from time to time by the Board

2.2

The Contractor agrees to provide the Services to the Company through the employment of personnel acceptable to the Company, acting reasonably. Such personnel shall include Schultz, if requested by the Company. Schultz agrees to accept an appointment as an officer or director of the Company if so requested by the Company. The Contractor shall provide its own office facilities and equipment to its employees for the purpose of providing the Services; provided that the personnel of the Contractor may also use the Company’s offices and facilities from time to time as mutually agreed upon.

2.3

The term of the Contractor’s appointment shall commence on August 15th, 2012 and continue for a term of 12 months expiring on August 15st, 2013. Thereafter this Agreement shall be automatically renewed for successive 6 month terms, subject only to termination in accordance with the provisions of Article 6.

2.4	The parties agree this agreement supersedes and replaces any previous consulting services agreement between any of the parties as it relates to Strategic Internet Investments, Inc.

Article 3
Relationship Between the Parties

3.1

The parties agree and intend that the relationship of the Contractor to the Company pursuant to this Agreement is that of independent contractor. Neither Schultz nor any other staff of the Contractor are employees of the Company, and are not entitled to the benefits provided by the Company to its employees except as otherwise mutually agreed upon from time to time.

3.2	The Contractor shall provide the Services in Oceanside, California and or Boise Idaho, except for travel from time to time as reasonably required for the Company’s business.

3.3	During the continuance of its retainer under this Agreement, the Contractor shall:

	(a)	devote sufficient time to the business of the Company and its subsidiaries for the performance of the Services described herein;

(b)

provide the Services in a proper, loyal and efficient manner and shall use its best efforts to maintain and promote the interests and reputation of the Company and its subsidiaries and not do anything which is harmful to them; and

(c)

at all times promptly give to the Board (in writing if so requested) all such information and explanations as the Board may reasonably require in connection with matters relating to its retainer hereunder or with the business of the Company or its subsidiaries.

3.4

The Company is aware that the Contractor has now and will continue to provide services to other companies and the Company recognizes that these companies will require a certain portion of the time of the Contractor and its principal and other employees. The Company agrees that the Contractor may continue to provide services to such outside interests, provided that such interests do not conflict with the provision of the Contractor’s Services under this Agreement. Notwithstanding the above, it is understood that the Contractor will devote services primarily through the services of Schultz to the business affairs of the Company on a regular daily basis

3.5

During the term of this Agreement, the Contractor and/or its employees and associates may have access to confidential information consisting of the following categories of information (collectively, the “Trade Secrets”):

	(a)	financial information, such as the Company’s earnings, assets, debts, or other financial data, whether relating to the Company generally, or to particular services, geographic areas or time periods;

(b)

supply and service information, such as goods and services, supplier’s names or addresses, terms of supply or service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of a particular supplier, though generally known or available, yields advantages to the Company, the details of which are not generally known;

(c)

in regards to real estate companies, properties information, such as details about ongoing or proposed investment or acquisition plans or agreements by or on behalf of the Company pertaining to any existing or proposed plans, the forecasts and results of any programs or information about impending transactions;

(d)

personnel information, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, termination or reasons thereof, training methods, performance, or other Consultant information not including Consultants’ personal or medical histories; and/or

	(e)	current shareholders lists, investors, contracts such as registered representatives/stockbrokers or potential investors, and officers and directors of the Company or any affiliated companies.

The Company and the Contactor shall consider their relationship as one of mutual trust and confidence with respect to the Trade Secrets. Therefore, during and after the term of this Agreement, the Contractor agrees to:

(f)

except as subject to clause 3.06 of this Agreement, hold all such information in confidence and not to divulge, communicate or transmit it to others, or make any unauthorized copy or use of such information in any capacity either personal or business unrelated to that of the Company;

	(g)	use the Trade Secrets only in the furtherance of proper Company related reasons for which such information is disclosed or discovered;

(h)

take all necessary reasonable action that the Company deems necessary or appropriate to not allow unauthorized use or disclosure of the Company’s Trade Secrets, and to protect the Company’s interest in the Trade Secrets.

3.6	The provisions set forth in Article 3.5 do not apply to:

	(a)	information that has become public through disclosure of and by the Company;

(b)

information that by means other than the Contractor’s deliberate or inadvertent disclosure becomes well known or easily ascertainable to the public or to companies that compete directly with the Company; and

	(c)	disclosure compelled by judicial or administrative proceedings.

3.7

All inventions, improvements, products, designs, programs, processes, formulae and methods of manufacture whether practicable or not (all of which are hereunder collectively included in the term “inventions”) which the Contractor may make or discover while retained pursuant to this Agreement and which relate to or are connected with any product, article or service of a kind produced, handled, provided or sold by or which relate to or are connected with any business carried on by the Company or any Associated Company, subject to any contrary provisions of the Patent Act (Canada) where applicable, be the sole, absolute and exclusive property of the Company and shall be held by the Contractor both during the continuance of its retainer hereunder and thereafter in trust for the Company. The Contractor shall at the request and cost of the Company apply for and execute any such documents, and do such acts and things as may in the opinion of the Board be necessary to give full effect to the terms of this Article. Further, the Contractor shall not do anything to imperil the validity of any such patent or protection or any application there for but on the contrary shall at the cost of the Company render all possible assistance to the Company both in obtaining and in maintaining such patents or other protection.

Article 4
Responsibility of the Contractor

4.1

The Contractor is aware and acknowledges that all of its activities shall be conducted in compliance with applicable securities legislation and the rules and by-laws of the applicable securities exchanges under whose jurisdictions their activities fall.

Article 5
Remuneration and Expenses

5.01

(a) The Company shall issue to the Contractor (or the contractor’s nominee) and Schultz as to 60% and 40% respectively, 800,000 shares of restricted Rule 144 common stock under the following schedule, additionally upon each and every effective date said shares to be fully vested, and considered fully paid and earned.

Should Schultz cease to be an officer or director of the company as contemplated in section 2.2 the pro rata portion of the un-issued share payments reserved for Schultz, referred to in this section 5.01, will be canceled and no longer be considered remuneration under this agreement.

(b) As described in Section 5.01, the “Contractor” and “Schultz” are willing to accept and the Company wishes to issue Rule 144 Restricted shares in the capital of the Company as full compensation for the services rendered under this agreement, subject to the terms and conditions hereinafter set forth and acknowledge their suitability to receive the shares under certain exemptions by completing Schedule 1 and Schedule 2 to this agreement, which by reference forms part of this agreement;

5.02

As additional incentive and compensation, the Company shall grant the Contractor and Schultz stock options pursuant to the Company’s Stock Option Plan that will allow the Contractor to purchase up to 480,000 Common shares and Schultz to purchase up to 320,000 in the capital of the Company at the exercise price of $0.10 per share or such other lower price as the Company, in its sole discretion may deem appropriate. All options granted will be exercisable over a five year period and will contain a vesting schedule as specified in the Company’s most current Stock Option Plan.

5.03	All vested options shall have full piggy back registration rights with any current or subsequent registration

5.04

The parties agree that the Company will review the said remuneration on an annual basis and will make any adjustments it determines are reasonable in the sole opinion of the Directors, who may take into account (but are not limited to) the Contractor’s performance and the financial and operating success of the Company in the preceding period. Such review shall take place within six months following the fiscal year end of the Company. In no case will the annual salary be reduced unless by mutual agreement, such agreement to be in writing. For greater certainty, annual remuneration as referred to herein shall not include any other payments such as bonuses, share options, benefits, etc.

5.05

The company and the contractor both acknowledge and understand that this agreement is temporary in nature and at the time the company secures private placement funding in an amount of $300,000 or more, this agreement will be replaced with a similar consulting agreement that contemplates a cash remuneration to the contractor for his services. Any incentive stock and stock options granted pursuant to section 5.1 and 5.2 above will survive this agreement and automatically become part of any future agreement.

5.06	Prior to the Securing of a private placement, general book keeping and accounting work done by Fred Schultz shall receive $20.00 per hour to be paid monthly upon submission of a book keeping invoice.

5.07

(a)        The Contractor shall be entitled to participate in any incentive programs, including, without limiting the generality of the foregoing, share option plans, share purchase plans, share bonus plans or financial assistance plans, in accordance with and on terms and conditions determined by the Directors in their sole discretion. The Contractor acknowledges that its participation in these plans or programs will be to such extent and in such amounts as the Directors in their sole discretion may decide from time to time.

(b) Any amounts which the Contractor may be entitled to under any such plan or program shall not, for the purposes of this Agreement, be treated as salary.

(c) The Contractor agrees that the Company may pursuant hereto, substitute, reduce, modify, or if necessary, eliminate such plans or programs at any time. All such plans or programs shall be governed by the policies of the various regulatory bodies which have jurisdiction over the affairs of the Company.

5.08

The Company shall promptly reimburse the Contractor for all reasonable business, travel, hotel, entertainment and other out-of-pocket expenses which are incurred by the Contractor in the provision of the Services hereunder. The Contractor shall provide the Company with copies of all vouchers, bills, invoices and statements relating to any expenses for which the Contractor claims reimbursement and any single expense over $300.00 shall require the Company’s approval in writing.

5.09

The Company shall make payment of all salary, fees, and bonuses to Contractor by direct wire transfer to a designated bank account. Payment shall be made within ten (10) calendar days of the date of invoice. The Contractor shall be solely responsible for any additional fees or expenses that result from any dual taxation that may arise, as a result of the Contractor residing in the USA. Contractor shall be responsible for all USA withholdings, taxes and fees.

5.10	The contractor acknowledges there are potential tax consequences for receiving shares as compensation and takes full responsibility for the reporting of any taxes due for this transaction.

Article 6
Termination of Retainer

6.1

The Contractor or the Company may terminate the retainer pursuant to this Agreement at any time by providing written notice to the Contractor or the Company as the case may be of not less than the Notice Period.

6.2	The Company may terminate the Contractor’s retainer pursuant to this Agreement if the Contractor:

	(a)	commits a material breach of a provision of this Agreement;

	(b)	is unwilling or unable to perform the Services under this Agreement;

	(c)	commits an act of fraud or of wilful misconduct in the discharge of the Services under this Agreement;

provided that the Company shall first deliver notice to the Contractor setting out the alleged facts or circumstances giving rise to its right of termination of this Agreement, and the Contractor shall have 30 days within which to cure such alleged breach or default hereunder.

6.3	The Company shall make all payments hereunder arising from the termination of this Agreement in accordance with Article 6.3 by way of certified cheque or bank draft made payable to the Contractor.

6.4

Concurrently with the delivery of payments and resignations, if applicable, the parties hereto shall deliver mutual releases and discharges in favour of one another with respect to any matters arising up to the date of termination of this Agreement, in terms and substance satisfactory to the parties, acting reasonably.

6.5

Upon termination of the retainer under this Agreement, the Contractor shall promptly return to the Company all correspondence, documents, papers, records, software, keys and other property of the Company, which the Contractor has prepared or obtained in the course of providing the Services to the Company (and the Contractor shall not retain any copies thereof) and the Company shall return to the Contractor and Schultz any of their property which is in the possession or control of the Company.

Article 7
Notices

7.1

Notices to be given under this Agreement shall be in writing and shall be given to the parties at the addresses specified below. Any notice given shall be deemed to be given on the date delivered if delivered personally or by facsimile and shall be deemed to be given 4 days after being mailed to the address of the party described below when sent by prepaid registered mail.

7.2	The address for service of the parties shall be:

The Company:

Strategic Internet Investments, Incorporated C/O Measure, Sampsel, Sullivan and O’Brien 24 First Avenue East P.O. Box 918 Kalispell, Montana 59903 Fax #406-752-7168 Phone 406-752-6373

The Contractor and Schultz: Regal Barrington 5835 West Hidden Springs Drive Boise, Idaho 83714 Fax #208-350-6796 Phone #208-286-1412

7.3	Any party may change its address for service of notice by written notice to the other party.

Article 8

8.1        This paragraph intentionally deleted.

Article 9
General Provisions

9.1	This Agreement evidences the entire agreement between the parties and cannot be changed, modified, or supplemented except by a written supplementary agreement executed by both parties.

9.2

This Agreement shall enure to and be binding upon the Company and its successors and the Contractor and his successors but otherwise shall not be assignable without the written consent of the other party.

9.3

This Agreement shall be governed by and construed in accordance with the laws of the State of Montana, UNITED STATES, and the parties irrevocably attorn to the exclusive jurisdiction of the courts of United States with respect to any legal proceedings arising here from.

9.4

If any provision of this Agreement is judicially determined to be void, illegal or unenforceable, such provision shall be ineffective to the extent of such voidness, illegality or unenforceability, but without invalidating or affecting the validity or enforceability of any remaining provisions of this Agreement.

9.5	In this Agreement, the singular includes the plural and the plural includes the singular, and any reference to a gender includes the other gender.

9.6

No waiver by either party to this Agreement of any default in performance on the part of the other party and no waiver by either party of any breach or of a series of breaches of any of the terms, covenants or conditions of this Agreement shall constitute a waiver of any subsequent or continuing breach of such terms, covenants or conditions.

Strategic Internet Investments, Inc.	)
)
“Abbas Salih”	)
Title: President	)
)
Abbas Salih	)
(Authorized Signatory))
)
)
Title:	)
)
(Authorized Signatory))

REGAL BARRINGTON, LLC.	)
)
	)	C/S
Title:	)
/s/ Barry Clark	)
(Authorized Signatory))
)
Vice President	)
Title:	)
)
/s/ Fred Schultz	)
(Authorized Signatory))
)
)
SIGNED, SEALED AND DELIVERED by	)
FRED SCHULTZ in the presence of:	)
)
/s/ Fred Schultz	)
(Fred Schultz))
)
/s/ Rebecca Johnson	)
(Witness Signatory))
)
Rebecca Johnson	)
Name	)
)
)
Address	)
)
)

SCHEDULE 1
Regal Barrington, LLC

I, Barry Clark, am accepting the shares issued under this agreement as full payment to me and upon acceptance by the Company, agree to become a shareholder of the Company. In order to inform the Company, I advise you as follows:

(1) Receipt of copies of the Business Plan and such other documents as I have requested. I hereby acknowledge that I have received the Business Plan documents (as may be supplemented from time to time) relating to the Company including financial statements of the company dated 12/31/12 and 6/30/12 and Forms 10KSB for 12/31/12 and 10QSB for 3/31/12 and 6/30/12 for Strategic Internet Investments, Inc. as filed with the Securities & Exchange Commission.

(2) Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the contents of the Plan and the information contained in the corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

(3) Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the shares from the registration requirements of applicable federal and state securities laws) that:

(A) RESTRICTED SECURITIES.

(1) I understand that the Shares have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

(2) I understand that I cannot sell or otherwise dispose of the shares unless the shares are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

(3) I understand that the Company has no obligation now or at any time to register the shares under the Act or the State securities laws or obtain exemptions therefrom.

(4) I understand that the Company will restrict the transfer of the shares in accordance with the foregoing representations.

     (B) LEGEND.

I agree that any certificate representing the shares will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

"This share certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated, or otherwise transferred except upon the issuance to Company of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company; that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.

(C) AGE: CITIZENSHIP.

I am at least twenty-one years old and a citizen the United States.

(D) ACCURACY OF INFORMATION.

All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this debt settlement subscription offer by the Company, I will immediately provide the Company with such information.

(6) SUITABILITY. I hereby warrant and represent:

(A) That I can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time;

(B) That I consider this investment a suitable investment and;

(C) That I have had prior experience in financial matters and investments.

(7) CONDITIONS.

This debt settlement subscription shall become binding upon the Company and me only when accepted, in writing, by the issuer.

(8) REPRESENTATIONS.

(A) I have been furnished and have carefully read the Company SEC filings and any documents attached as exhibits thereto. I am aware that:

(1) There are substantial risks incident to the ownership of shares in the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company;

(2) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment;

(a) I acknowledge that I have been advised to consult my own attorney concerning the investment.

(b) I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

(3) Due to restrictions described below, the lack of any market existing or to exist for these shares, in the event I should attempt to sell my shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

(4) I must bear the economic risk of investment in the shares for an indefinite period of time, since the shares have not been registered under the Securities Act of 1933, as amended. Therefore, the shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtain, which is not anticipated.

      (5) My right to transfer my shares will also be restricted as provided in this Agreement.

      (6) I represent and warrant to the Company that:

(a) I have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of shares, including the risks set forth in this Agreement.

(b) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of shares, or anything set forth in the Plan which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Plan;

(c) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the offering and sale of the Shares;

(d) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the Business Plan and the documents that may be attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in the Business Plan and such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company;

(e) I am acquiring the shares for which I hereby subscribe for my own account, as principal, for investment purposes only and with a view to the resale of distribution of all or any part of such shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the shares subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

(f) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring shares in the Company.

(g) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

(7) I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws.

     (8) I hereby represent and warrant that:

(a) I have either a net worth (exclusive of home, home furnishings, and automobiles) of at least five times the amount of the investment. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above standards, and if a partnership, each partner is within the above standards.

     (9) I further hereby represent that either:

(a) I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and proposed activities thereof, the risks and merits of investment in the Shares and of making an informed investment decision thereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

     (10) I have/have not previously invested in private placement securities

     (11) I further represent and warrant:

(1) That I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(a) Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

(b) The disposition of any of the shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

(c) Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the shares or any part thereof.

10. Accredited Investor. I represent that I am an “Accredited Investor” or an Officer of an “Accredited Investor” as defined below:

Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes come within any of the following categories, at the time of the sale of the securities to that person.

(A) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(B) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(C) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(D) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(E) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(F) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(G) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(H) Any entity in which all of the equity owners are accredited investors.

(I) An entity or person defined under SEC CFR §2330.001 and California Corporations Code §25102(n) (by inclusion).

An affiliate of, or person affiliated with, a specific person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

I will hold title to my interest as follows:

{ }	Community Property

{X}	Joint Tenants with Right Survivorship

{ }	Tenants in Common

{ }	Individually

{ }	Other: (Corporation, Trust, Etc., please indicate)

(Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase shares held in individual ownership, this might have adverse gift tax consequences.

If OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

”Barry Clark”
Signed by Barry Clark as of Aug 21, 2012

SCHEDULE 2
Fred Schultz

I, Fred Schultz, am accepting the shares issued under this agreement as full payment to me and upon acceptance by the Company, agree to become a shareholder of the Company. In order to inform the Company, I advise you as follows:

(1) Receipt of copies of the Business Plan and such other documents as I have requested. I hereby acknowledge that I have received the Business Plan documents (as may be supplemented from time to time) relating to the Company including financial statements of the company dated 12/31/12 and 6/30/12 and Forms 10KSB for 12/31/12 and 10QSB for 3/31/12 and 6/30/12 for Strategic Internet Investments, Inc. as filed with the Securities & Exchange Commission.

(2) Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the contents of the Plan and the information contained in the corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

(3) Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the shares from the registration requirements of applicable federal and state securities laws) that:

(A) RESTRICTED SECURITIES.

(1) I understand that the Shares have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

(2) I understand that I cannot sell or otherwise dispose of the shares unless the shares are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

(3) I understand that the Company has no obligation now or at any time to register the shares under the Act or the State securities laws or obtain exemptions therefrom.

(4) I understand that the Company will restrict the transfer of the shares in accordance with the foregoing representations.

     (B) LEGEND.

I agree that any certificate representing the shares will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

"This share certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated, or otherwise transferred except upon the issuance to Company of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company; that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.

(C) AGE: CITIZENSHIP.

I am at least twenty-one years old and a citizen the United States.

(D) ACCURACY OF INFORMATION.

All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this debt settlement subscription offer by the Company, I will immediately provide the Company with such information.

(6) SUITABILITY. I hereby warrant and represent:

(A) That I can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time;

(B) That I consider this investment a suitable investment and;

(C) That I have had prior experience in financial matters and investments.

(7) CONDITIONS.

This debt settlement subscription shall become binding upon the Company and me only when accepted, in writing, by the issuer.

(8) REPRESENTATIONS.

(A) I have been furnished and have carefully read the Company SEC filings and any documents attached as exhibits thereto. I am aware that:

(1) There are substantial risks incident to the ownership of shares in the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company;

(2) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment;

(a) I acknowledge that I have been advised to consult my own attorney concerning the investment.

(b) I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

(3) Due to restrictions described below, the lack of any market existing or to exist for these shares, in the event I should attempt to sell my shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

(4) I must bear the economic risk of investment in the shares for an indefinite period of time, since the shares have not been registered under the Securities Act of 1933, as amended. Therefore, the shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtain, which is not anticipated.

     (5) My right to transfer my shares will also be restricted as provided in this Agreement.

     (6) I represent and warrant to the Company that:

(a) I have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of shares, including the risks set forth in this Agreement.

(b) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of shares, or anything set forth in the Plan which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Plan;

(c) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the offering and sale of the Shares;

(d) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the Business Plan and the documents that may be attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in the Business Plan and such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company;

(e) I am acquiring the shares for which I hereby subscribe for my own account, as principal, for investment purposes only and with a view to the resale of distribution of all or any part of such shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the shares subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

(f) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring shares in the Company.

(g) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

(7) I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws.

     (8) I hereby represent and warrant that:

(a) I have either a net worth (exclusive of home, home furnishings, and automobiles) of at least five times the amount of the investment. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above standards, and if a partnership, each partner is within the above standards.

     (9) I further hereby represent that either:

(a) I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and proposed activities thereof, the risks and merits of investment in the Shares and of making an informed investment decision thereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

     (10) I have/have not previously invested in private placement securities

     (11) I further represent and warrant:

(1) That I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of: (a) Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

(b) The disposition of any of the shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

(c) Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the shares or any part thereof.

10. Accredited Investor. I represent that I am an “Accredited Investor” or an Officer of an “Accredited Investor” as defined below:

Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes come within any of the following categories, at the time of the sale of the securities to that person.

(A) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(B) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(C) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(D) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(E) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(F) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(G) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

     (H) Any entity in which all of the equity owners are accredited investors.

(I) An entity or person defined under SEC CFR §2330.001 and California Corporations Code §25102(n) (by inclusion).

An affiliate of, or person affiliated with, a specific person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

I will hold title to my interest as follows:

{ }	Community Property

{X}	Joint Tenants with Right Survivorship

{ }	Tenants in Common

{ }	Individually

{ }	Other: (Corporation, Trust, Etc., please indicate)

(Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase shares held in individual ownership, this might have adverse gift tax consequences. If OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

”Fred Schultz”
Signed by Fred Schultz as of Aug 21, 2012

SCHEDULE B

CONSULTING SERVICES AGREEMENT

BETWEEN

STRATEGIC INTERNET INVESTMENTS, INC

AND

PAUL SULLIVAN

CONSULTING SERVICES AGREEMENT

THIS AGREEMENT made as of the 21st day of August, 2012.

BETWEEN:

Strategic Internet Investments, Inc., having an office at
Strategic Internet Investments, Incorporated
C/O Measure, Sampsel, Sullivan and O’Brien
24 First Avenue East, STE C
P.O. Box 918
Kalispell, Montana 59903
Fax #406-752-7168
Phone 406-752-6373
(the “Company”)

OF THE FIRST PART

AND:

Paul D. Sullivan, Jr.

24 First Avenue East, STE C
Kalispell, Montana 59903

(the “Contractor”)

OF THE SECOND PART

IN CONSIDERATION of the premises and the mutual covenants herein contained the parties hereto agree as follows:

Article 1
Definitions

1.1	In this Agreement:

“Associated Company” means a company which directly or indirectly:

(a) controls, or is controlled by, the Company, or

(b) is controlled by the same company that directly or indirectly controls the Company.

“Board” means the Board of Directors from time to time of the Company.

“Notice Period” means a period of thirty days commencing on the day after notice of termination of the Contractor is given by the Company in accordance with the terms of this Agreement.

Article 2
Appointment

2.1

The Company agrees to retain the Contractor to provide consulting services (the “Services”) from time to time as required by the Board and the Contractor agrees to provide such Services, reporting directly to the Board, subject to the terms and conditions of this Agreement. The Services to be provided by the Contractor shall include the following:

(a) providing consulting services to the Company for the purpose of evaluating agreements and real estate opportunities,

(b)

providing services may include, reviewing real estate purchase and sale agreements and contracts, assignment of beneficial real estate and land agreements, property management agreements, lease agreements, memorandums of cooperation, joint venture agreements, real estate appraisals and valuation reports,

2.2	The Contractor agrees to provide the Services to the Company, acting reasonably. The Contractor shall provide its own office facilities and equipment for the purpose of providing the Services.

2.3.1

The term of the Contractor’s appointment shall commence on August 21st, 2012 and continue for a term of one year expiring on August 21st, 2013. Thereafter this Agreement shall be automatically renewed on a six month basis, subject only to termination in accordance with the provisions of Article 6.

2.3.2	This agreement is subject to the approval of the Company’s Board of Directors and if such approval is not obtained this agreement will expire without obligation of either party.

Article 3
Relationship Between the Parties

3.1

The parties agree and intend that the relationship of the Contractor to the Company pursuant to this Agreement is that of independent contractor. Neither Contractor nor any other staff of the Contractor are employees of the Company, and are not entitled to the benefits provided by the Company to its employees except as otherwise mutually agreed upon from time to time.

3.2	The Contractor shall provide the Services in Kalispell, Montana except for travel from time to time as reasonably required for the Company’s business.

3.3	During the continuance of its retainer under this Agreement, the Contractor shall:

(a) devote sufficient time to the business of the Company and its subsidiaries for the performance of the Services described herein;

(b)

provide the Services in a proper, loyal and efficient manner and shall use its best efforts to maintain and promote the interests and reputation of the Company and its subsidiaries and not do anything which is harmful to them; and

(c)

at all times promptly give to the Board (in writing if so requested) all such information and explanations as the Board may reasonably require in connection with matters relating to its retainer hereunder or with the business of the Company or its subsidiaries.

3.4

The Company is aware that the Contractor has now and will continue to provide services to other clients and companies and the Company recognizes that these individuals and companies will require a majority of the time of the Contractor and its principal and other employees. The Company agrees that the Contractor will continue to provide services to such outside interests, provided that such interests do not conflict with the provision of the Contractor’s Services under this Agreement. Notwithstanding the above, it is understood that the Contractor will devote services to the business affairs of the Company on a part time basis.

3.5

During the term of this Agreement, the Contractor and/or its employees and associates may have access to confidential information consisting of the following categories of information (collectively, the “Trade Secrets”):

	(a)	financial information, such as the Company’s earnings, assets, debts, or other financial data, whether relating to the Company generally, or to particular services, geographic areas or time periods;

(b)

supply and service information, such as goods and services, supplier’s names or addresses, terms of supply or service contracts, or of particular transactions, or related information about potential service providers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of a particular contractor, though generally known or available, yields advantages to the Company, the details of which are not generally known;

(c)

in regards to real estate companies, appraisal and valuation information, such as details about ongoing or proposed real estate investments or agreements by or on behalf of the Company pertaining to any existing or proposed real estate purchase or lease agreements, the forecasts and the results of any valuation reports or information about impending transactions;

(d)

personnel information, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, termination or reasons thereof, training methods, performance, or other Consultant information not including Consultants’ personal or medical histories; and/or

	(e)	current shareholders lists, investors, contracts such as registered representatives/stockbrokers or potential investors, and officers and directors of the Company or any affiliated companies.

The Company and the Contactor shall consider their relationship as one of mutual trust and confidence with respect to the Trade Secrets. Therefore, during and after the term of this Agreement, the Contractor agrees to:

(f)

except as subject to clause 3.6 of this Agreement, hold all such information in confidence and not to divulge, communicate or transmit it to others, or make any unauthorized copy or use of such information in any capacity either personal or business unrelated to that of the Company;

	(g)	use the Trade Secrets only in the furtherance of proper Company related reasons for which such information is disclosed or discovered;

(h)

take all necessary reasonable action that the Company deems necessary or appropriate to not allow unauthorized use or disclosure of the Company’s Trade Secrets, and to protect the Company’s interest in the Trade Secrets.

3.6	The provisions set forth in Article 3.5 do not apply to:

	(a)	information that has become public through disclosure of and by the Company;

(b)

information that by means other than the Contractor’s deliberate or inadvertent disclosure becomes well known or easily ascertainable to the public or to companies that compete directly with the Company; and

	(c)	disclosure compelled by judicial or administrative proceedings.

3.7

The parties acknowledge that Contractor is an attorney admitted to practice law in the State of Montana in the United States, and is unable to give legal advice pertaining to issues outside of that jurisdiction. Any advice, statements, or comments pertaining to matters outside of that jurisdiction constitute solely general advice or beliefs and shall not be relied upon as legal advice.

Article 4
Responsibility of the Contractor

4.1

The Contractor is aware and acknowledges that all of its activities shall be conducted in compliance with applicable securities legislation and the rules and by-laws of the applicable securities exchanges under whose jurisdictions their activities fall.

Article 5
Remuneration and Expenses

5.1

The Company shall pay the Contractor 300,000 (Three Hundred Thousand) shares of SIII Rule 144 restricted common stock as full compensation under this agreement, shares to be considered fully earned and paid upon the execution of this contract.

As described within this Section 5.1, the Consultant is willing to accept and the Company wishes to issue Rule 144 Restricted shares in the capital of the Company as full compensation for the services rendered under this agreement, subject to the terms and conditions hereinafter set forth and the Consultant acknowledges his suitability to receive the shares under certain exemptions by completing Schedule 1 to this agreement which by reference forms part of this agreement;

5.2

The Company shall promptly reimburse the Contractor for all reasonable business, travel, hotel, entertainment and other out-of-pocket expenses which are incurred by the Contractor in the provision of the Services hereunder. The Contractor shall provide the Company with copies of all vouchers, bills, invoices and statements relating to any expenses for which the Contractor claims reimbursement and any single expense over $300.00 shall require the Company’s advance approval.

5.3

As incentive and compensation, the Company shall grant the Contractor stock options pursuant to the Company’s Stock Option Plan that will allow the Contractor to purchase up to 300,000 Rule 144 restricted common shares in the capital of the Company at the exercise price of $0.10 per share, or such other lower price as the Company, in its sole discretion may deem appropriate.. All options granted will be exercisable over a minimum of a five year period and will reflect provisions as specified in the Company’s most current Stock Option Plan.

5.4

The company and the contractor both acknowledge and understand that this agreement is temporary in nature and at the time the company secures private placement funding in an amount of $300,000 or more, this agreement will be replaced with a similar consulting agreement that contemplates a cash remuneration to the contractor for his services, initially on a minimum three month term which term can be extended with mutual consent. Any incentive stock options granted pursuant to section 5.3 above will survive this agreement and automatically become part of any future agreement.

Article 6
Termination of Retainer

6.1	The Contractor or the Company may terminate this Agreement at any time by providing written notice to the Contractor or the Company as the case may be of not less than the Notice Period.

6.2	The Company may terminate the Contractor’s retainer pursuant to this Agreement if the Contractor:

	(a)	commits a material breach of a provision of this Agreement;

	(b)	is unwilling or unable to perform the Services under this Agreement;

	(c)	commits an act of fraud or of wilful misconduct in the discharge of the Services under this Agreement;

provided that the Company shall first deliver notice to the Contractor setting out the alleged facts or circumstances giving rise to its right of termination of this Agreement, and the Contractor shall have 30 days within which to cure such alleged breach or default hereunder.

6.3

The Company shall make all payments hereunder arising from the termination of this Agreement in accordance with Article 6.2 by way of stock issuance, certified cheque or bank draft made payable to the Contractor.

6.4

Concurrently with the delivery of payments and resignations, if applicable, the parties hereto shall deliver mutual releases and discharges in favour of one another with respect to any matters arising up to the date of termination of this Agreement, in terms and substance satisfactory to the parties, acting reasonably.

6.5

Upon termination of the retainer under this Agreement, the Contractor shall promptly return to the Company all correspondence, documents, papers, records, software, keys and other property of the Company, which the Contractor has prepared or obtained in the course of providing the Services to the Company (and the Contractor shall not retain any copies thereof) and the Company shall return to the Contractor and Strickland any of their property which is in the possession or control of the Company.

Article 7
Notices

7.1

Notices to be given under this Agreement shall be in writing and shall be given to the parties at the addresses specified below. Any notice given shall be deemed to be given on the date delivered if delivered personally or by facsimile and shall be deemed to be given 4 days after being mailed to the address of the party described below when sent by prepaid registered mail.

7.2	The address for service of the parties shall be:

The Company:

Strategic Internet Investments, Incorporated C/O Measure, Sampsel, Sullivan and O’Brien
24 First Avenue East
P.O. Box 918
Kalispell, Montana 59903 Fax #406-752-7168 Phone 406-752-6373

The Contractor:

Paul Sullivan c/o Measure, Sampsel, Sullivan & O’Brien, P.C.
24 First Avenue East
Kalispell, Montana 59903

Phone: 406-752-6373 (Office) Cell: 406-544-5414 Fax: 406-752-7168

7.3	Any party may change its address for service of notice by written notice to the other party.

Article 8
General Provisions

8.1	This Agreement evidences the entire agreement between the parties and cannot be changed, modified, or supplemented except by a written supplementary agreement executed by both parties.

8.2

This Agreement shall enure to and be binding upon the Company and its successors and the Contractor and his successors but otherwise shall not be assignable without the written consent of the other party.

8.3

This Agreement shall be governed by and construed in accordance with the laws of the State of Montana, and the parties irrevocably attorn to the exclusive jurisdiction of the State of Montana with respect to any legal proceedings arising herefrom.

8.4

If any provision of this Agreement is judicially determined to be void, illegal or unenforceable, such provision shall be ineffective to the extent of such voidness, illegality or unenforceability, but without invalidating or affecting the validity or enforceability of any remaining provisions of this Agreement.

8.5	In this Agreement, the singular includes the plural and the plural includes the singular, and any reference to a gender includes the other gender.

8.6

No waiver by either party to this Agreement of any default in performance on the part of the other party and no waiver by either party of any breach or of a series of breaches of any of the terms, covenants or conditions of this Agreement shall constitute a waiver of any subsequent or continuing breach of such terms, covenants or conditions.

Strategic Internet Investments, Inc.	)
)
)
“Abbas Salih”	)	C/S
Title: Presidnet	)
)
Abbas Salih	)
(Authorized Signatory))
)
)
Title:	)
)
)
(Authorized Signatory))

SIGNED, SEALED AND DELIVERED by	)
Paul Sullivan in the presence of:	)

/s/ Paul D. Sullivan, Jr.	)
Paul D. Sullivan, Jr.	)
)
Witness	)
)
Name	)
)
)
Address	)
)
)

SCHEDULE 1
Paul Sullivan

I, Paul Sullivan, am accepting the shares issued under this agreement as full payment to me and upon acceptance by the Company, agree to become a shareholder of the Company. In order to inform the Company, I advise you as follows:

(1) Receipt of copies of the Business Plan and such other documents as I have requested. I hereby acknowledge that I have received the Business Plan documents (as may be supplemented from time to time) relating to the Company including financial statements of the company dated 12/31/12 and 6/30/12 and Forms 10KSB for 12/31/12 and 10QSB for 3/31/12 and 6/30/12 for Strategic Internet Investments, Inc. as filed with the Securities & Exchange Commission.

(2) Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the contents of the Plan and the information contained in the corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

(3) Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the shares from the registration requirements of applicable federal and state securities laws) that:

(A) RESTRICTED SECURITIES.

(1) I understand that the Shares have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

(2) I understand that I cannot sell or otherwise dispose of the shares unless the shares are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

(3) I understand that the Company has no obligation now or at any time to register the shares under the Act or the State securities laws or obtain exemptions therefrom.

(4) I understand that the Company will restrict the transfer of the shares in accordance with the foregoing representations.

(B) LEGEND.

I agree that any certificate representing the shares will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

"This share certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated, or otherwise transferred except upon the issuance to Company of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company; that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.

(C) AGE: CITIZENSHIP.

I am at least twenty-one years old and a citizen the United States.

(D) ACCURACY OF INFORMATION.

All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this debt settlement subscription offer by the Company, I will immediately provide the Company with such information.

(6) SUITABILITY. I hereby warrant and represent:

(A) That I can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time;

(B) That I consider this investment a suitable investment and;

(C) That I have had prior experience in financial matters and investments.

(7) CONDITIONS.

This debt settlement subscription shall become binding upon the Company and me only when accepted, in writing, by the issuer.

(8) REPRESENTATIONS.

(A) I have been furnished and have carefully read the Company SEC filings and any documents attached as exhibits thereto. I am aware that:

(1) There are substantial risks incident to the ownership of shares in the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company;

(2) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment;

(a) I acknowledge that I have been advised to consult my own attorney concerning the investment.

(b) I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

(3) Due to restrictions described below, the lack of any market existing or to exist for these shares, in the event I should attempt to sell my shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

(4) I must bear the economic risk of investment in the shares for an indefinite period of time, since the shares have not been registered under the Securities Act of 1933, as amended. Therefore, the shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtain, which is not anticipated.

     (5) My right to transfer my shares will also be restricted as provided in this Agreement.

     (6) I represent and warrant to the Company that:

(a) I have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of shares, including the risks set forth in this Agreement.

(b) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of shares, or anything set forth in the Plan which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Plan;

(c) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the offering and sale of the Shares;

(d) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the Business Plan and the documents that may be attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in the Business Plan and such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company;

(e) I am acquiring the shares for which I hereby subscribe for my own account, as principal, for investment purposes only and with a view to the resale of distribution of all or any part of such shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the shares subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

(f) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring shares in the Company.

(g) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

(7) I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws.

     (8) I hereby represent and warrant that:

(a) I have either a net worth (exclusive of home, home furnishings, and automobiles) of at least five times the amount of the investment. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above standards, and if a partnership, each partner is within the above standards.

     (9) I further hereby represent that either:

(a) I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and proposed activities thereof, the risks and merits of investment in the Shares and of making an informed investment decision thereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

     (10) I have/have not previously invested in private placement securities

     (11) I further represent and warrant:

(1) That I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(a) Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

(b) The disposition of any of the shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

(c) Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the shares or any part thereof.

10. Accredited Investor. I represent that I am an “Accredited Investor” or an Officer of an “Accredited Investor” as defined below:

Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes come within any of the following categories, at the time of the sale of the securities to that person.

(A) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(B) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(C) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(D) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(E) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(F) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(G) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(H) Any entity in which all of the equity owners are accredited investors.

(I) An entity or person defined under SEC CFR §2330.001 and California Corporations Code §25102(n) (by inclusion).

An affiliate of, or person affiliated with, a specific person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

I will hold title to my interest as follows:

{ }	Community Property

{X}	Joint Tenants with Right Survivorship

{ }	Tenants in Common

{ }	Individually

{ }	Other: (Corporation, Trust, Etc., please indicate)

(Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase shares held in individual ownership, this might have adverse gift tax consequences.

If OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

”Paul Sullivan”
Signed by Paul Sullivan on Aug 22, 2012

SCHEDULE C

LETTER OF INTENT

BETWEEN

STRATEGIC INTERNET INVESTMENTS, INC

AND

G-7 ENTERTAINMENT LIMITED

LETTER OF INTENT
(The “LOI”)

August 22, 2012

Mr Abbas Salih’
President
G7 Entertainment Limited
250-1090 West Georgia Street
Vancouver, V6E 3V7

Dear Mr. Salih:

This letter confirms your and our mutual intentions with respect to the transaction described herein between Strategic Internet Investments, Inc. (“Buyer”) and G7 Entertainment Limited (“Seller”). This letters sets forth the terms and conditions that Buyer seeks to use as material terms for the proposed agreement. This document, in and of itself, does not represent an enforceable legal contract.

1.	Terms. The principal terms of the proposed transaction would be substantially as follows:

	(a)	Asset Acquisition. Buyer intends to acquire all of the assets indentified within Appendix 1 of this LOI (“the Assets”) and by this reference made a part hereof.

Seller and the owners of the Assets holds rights to the Assets by way of certain Join Venture Agreements, attached to this LOI as Appendix 2, and by this reference made a part hereof.

(b)

Consideration. The aggregate consideration for the Assets to be purchased is the amount listed as the negotiated value of the Assets in Appendix A, which is deemed to be the appraised value of the Assets (to be determined by a mutually acceptable, independent professional valuator with experience in the type of Assets being purchases within the region of the Assets) (the “Appraised Value”), minus a discount defined to be equal to the Appraised Value minus the amount of the outstanding Mortgage(s) minus the amount that is equal to (0.75 X [Appraised Value minus the Existing Mortgage]) or in other words the discount will be the equal to 25% of the Assets Equity.

(c)

Definitive Purchase Agreement. All of the terms and conditions of the proposed transaction would be stated in the Purchase Agreement, to be negotiated, agreed and executed by you and us. Neither party intends to be bound by any oral or written statements or correspondence concerning the Purchase Agreement arising during the course of negotiations, notwithstanding that the same may be expressed in terms signifying a partial, preliminary or interim agreement between the parties.

(d)

Conduct in Ordinary Course. In addition to the conditions discussed herein and any others to be contained in a definitive written purchase agreement (the “Purchase Agreement”), consummation of the acquisition would be subject to having conducted your business in the ordinary course during the period between the date hereof and the date of closing and there having been no material adverse change in your business, financial condition or prospects.

2.

Due Diligence. The Seller agrees to cooperate with the Purchaser's due diligence investigation of the Business and to provide the Purchaser and its representatives with prompt and reasonable access to key employees and to books, records, contracts and other information pertaining to the Business.

3.

Non-Arm’s Length Transaction. The parties agree and acknowledge that this is a non- arm’s length transaction, on the basis that the parties share certain board members, and that the amount of consideration in section 1(b) reflects a price which has not been marked up.

4.

Prior Agreements. Buyer is aware that Seller executed a series of agreements with various parties in obtaining the Assets. Those agreements are included in Exhibit B, attached to this letter and by this reference made a part hereof.

5.

Miscellaneous. This letter constitutes the entire understanding and agreement between the parties and their affiliates with respect to its subject matter and supersedes all prior or contemporaneous agreements, representations, warranties and understandings of such parties (whether oral or written). This letter may be amended only by written agreement, signed by the parties to be bound by the amendment. This letter shall be construed according to its fair meaning and not strictly for or against either party.

If you are in agreement with the terms of this letter agreement, please date and sign in the space provided below and return a signed copy to Strategic Internet Investments, Inc. Upon receipt of a signed copy of this letter, we will proceed with our plans for consummating the transaction in a timely manner.

Sincerely,

Strategic Internet Investments, Inc.

By:	“Ralph Shearing”
Ralph Shearing, Director

ACCEPTED AND AGREED

G7 Entertainment Limited

By:	“Abbas Salih”	Date: August 21st, 2012
Title:	President

Appendix 1
To Letter of Intent
Between G7 Entertainment Limited
and
Strategic Internet Investments, Inc.

Joint Venture 1; formed with Anujum Ahmed & Nik Nak International + Utocroft Ltd and G7 consists of the following properties:

Address
78A High Elm Road, Hale Barns, UTOCROFT, WA15 0HX
Flat 9, 69 Blackburn Street, Manchester, M3 6AS
Clydesdale House, 27 Turner Street, Manchester, M4 1DG
Flat 7, Trafalgar Court, Glamis Road, London, E1W 3TF
12 Winter Lodge, Fern Walk, London, SE16 3JD
Flat 124, 14 Rosetti Road, London, SE16 3JD
23 Lees Hall Crescent, Manchester, M14 6XZ
61 Merton Park, Penmaenmawr, North Wales, LL34 6DH
54 Mauldeth Road, Manchester, Fallowfield, M20 3EG
Apartment 308, Al Murjan Tower, Dubai Marina, Dubai
Apartment 305, Bldg 7, Jash Falqa, The Palm Jumeirah, Dubai

[   ]           Joint Venture 2; formed with ISIS Properties UK Ltd and G7 consists of the following properties:

Address
Spearworks, 33-35 Derby St, M8 8HW
Lawrence House, Derby St, M8 8AT
Philtone House, Derby St, M8 8AT

  Joint Venture 3; formed with Zahid Sarwar and G7 consists of the following properties:

Quebec Building, Bury Street, Salford M3 7DY – Apartments 316,17,20 401,104,211,212,419, 306, 304

Fresh Development, Chapel St., Salford, M3 6DE – Apartments
802/812, 505/809, 1008, 906/905, 1002, 1003, 702/712, 601/611, 114/102, 804/810, 1009
137-139 Ashley Gardens, Moston Manchester, M9 4WR – Apartments 9,1,2,3,6,8,5
57-59 Ardwick Green North, Manchester M12 – Apartments 2,3
Deepcar Street, Levenshulme, Manchester M19 3BA – Apartment 49

[   ]           Joint Venture 4; formed with Cheshire Homes UK Ltd and G7 consist of the following properties:

Address
33 Stanley Road, Manchester, M16 9AD
72 Windsor Road, Manchester, M19 2EB
34/34A Daisy Bank Road, Victoria Park, Manchester, M14 5Qp
333 Dickenson Road, Longsight, M13 0NR
15 Handley Close, Adshall, SK3 8NQ
325-327 Oldham Road, Miles Platting, Manchester, M40 7PS
165 Kingsbrook Road, Whalley Range, M16 8GW
1 – 4 Knowsley Street/Bark Street Bolton, BL1 2AS
Powell Court, 72 Walmersley Road, Bury, GL9 6DP
Palatine Road, 73 Palatine Road, Manchester, M20 3LJ
Assisi Garden, West Gorton, Manchester, M12 5AS
Heaton Road, Withington, M20 4PX
College View, 410-418 College View, Manchester, M14 4QP
9-11 Market Place, Altrincham, WA14 4NP
Yorkshire Street & Croft Street, Burnley, BB11 2ED
Alexander Court, Rowland Street, Salford, M5 4LF
22-26 Shaws Road, Altrincham WA14 1QU
142, A,B,C,D Cheetham Hill Road, Manchester, M8 8PZ

[   ]           Joint Venture 5; formed with Cheshire Homes UK Ltd and G7 consists of the following properties:

           Address
Adam Court 89-91 Wellington Road North, Stockport SK4 2LP
Wilbraham Court 16-18 Wilbraham Court, Manchester, M14 6JY
Mariam Court 23 Laindon Road, Manchester M14 5YJ

Appendix 1
To Letter of Intent
Between G7 Entertainment Limited
and
Strategic Internet Investments, Inc.

To avoid redundancy Appendix 1 is not included as it is identical to Schedule D to this 8K. Please refer the Schedule D following;

SCHEDULE D

FORMATION OF JOINT VENTURES

BETWEEN

G-7 ENTERTAINMENT LIMITED

AND

JOINT VENTURE REAL ESTATE OWNERS

JOINT VENTURE 1

10 JULY 2012

JOINT VENTURE SHAREHOLDERS'
AGREEMENT

AGREEMENT

Between

ANUJUM AHMED & NIK
NAK INTERNATIONAL +
UTOCROFT LTD

AND

G7 ENTERTAINMENT LIMITED

THIS AGREEMENT is dated 20 July 2012

PARTIES

(1)      ANJUM AHMED & NIK NAK INTERNATIONAL AND UTOCROFT LTD of Clydesdale House, 27 Turner Street, Manchester M4 1DY (“Utocroft”)
(2)      G7 ENTERTAINMENT LIMITED incorporated and registered in Canada whose registered office is at 250-1090 West Georgia Street, Vancouver, V6E 3V7 (”G7”).

BACKGROUND

(a)	Utocroft is the registered owner of certain real estate assets as identified on a Schedule A of this agreement , (the “Assets”).

(b)	The Assets are encumbered by certain mortgages held by financial institutions as identified in Schedule B be of this agreement, (the “Mortgage”)

(c)

Utocroft and G7 have agreed to form a joint venture for the purpose of securing financing to pay out the existing mortgage holder of the Mortgage in order to avoid a foreclosure by the existing mortgage holder on the Assets. Both Utocroft and G7 understand and acknowledge that if the current mortgage holder forecloses on the mortgage, the Assets may be forfeited and of no value to Utocroft or G7.

(d)

Utocroft and G7 each hold one ordinary share of £1 each in a newly formed company incorporated in England and Wales Known as AFH INVESTMENTS LIMITED and whose registered office will be Clydesdale House, 27 Turner Street, Manchester M4 1DY (JVC).

(e)

JVC will issue 100 class B Ordinary Shares, 60% of which will be allocated to G7 for G7, and/or G7’s shareholders, arranging financing through their contacts to payout the existing Mortgage and 40% will be allocated to Utocroft for transferring title of the assets to the JVC

(f)	Utocroft will deliver a Market Value appraisal of the Assets that have been established by professional RICS Surveyors to be verified through the due diligence process carried out by G7’s Agents

The JVC shall carry on business in accordance with the terms and conditions of this agreement .

(g)	Utocroft and G7 shall exercise their rights in relation to the JVC in accordance with the terms and conditions of this agreement.

AGREED TERMS

1.           INTERPRETATION

1.1	The definitions and rules of interpretation in this clause apply in this agreement.

Act: the Companies Act 2006.

Adequate Procedures: adequate procedures, as referred to in section 7(2) of the Bribery Act 2010 and any guidance issued by the Secretary of State under section 9 of the Bribery Act 2010.

Articles: the new articles of association of the JVC in the agreed form to be adopted on or prior to Completion as amended or superseded from time to time.

Associated Person: means in relation to a company, a person (including an employee, agent or subsidiary) who performs services for or on that company's behalf.

Board: the board of directors of the JVC as constituted from time to time.

Business: has the meaning given in clause 2.

Business Day: any day (other than a Saturday, Sunday or public holiday in the United Kingdom) on which clearing banks in the City of London are generally open for business.

Business Plan: has the meaning given in clause 10.

Completion: the completion of the formation of the JVC in accordance with clause 4.

Completion Date: has the meaning given in clause 4.2.

Conditions: the conditions set out in clause 5.

Confidential Information: has the meaning given in clause

21. Continuing Shareholder: has the meaning given in clause

14.5. Electronic form: has the meaning given in section 1168 of the Act.

Eligible Director: any Eligible Utocroft Director or Eligible G7 Director (as the case may be). (but excluding any Director whose vote is not to be counted in respect of the particular matter).

Encumbrance: includes any mortgage, charge (fixed or floating), pledge, lien, hypothecation, guarantee, trust, right of set-off or other third party right or interest (legal or equitable) including any assignment by way of security, reservation of title or other security interest of any kind, howsoever created or arising, or any other agreement or arrangement (including a sale and repurchase agreement) having similar effect.

Expert: a person appointed in accordance with clause 17 to resolve a matter under this agreement.

Fair Value: means the value of any shares determined in accordance with clause 16.

Financial Year: in relation to the JVC, means a financial accounting period of 12 months ending on the date given in clause 4.3(h) but, in the first year in which the JVC is formed, means the period starting with the day the JVC is formed and ending on the date given in clause 4.3(h) .

Group: in relation to a company, that company, any subsidiary or holding company from time to time of that company, and any subsidiary from time to time of a holding company of that company; and each company in a Group is a member of the Group.

holding company and subsidiary: mean a "holding company" and "subsidiary" as defined in section 1159 of the Act [and a company shall be treated, for the purposes only of the membership requirement contained in subsections 1159(1)(b) and (c) of the Act, as a member of another company even if its shares in that other company are registered in the name of (a) another person (or its nominee), whether by way of security or in connection with the taking of security, or (b) its nominee].

Notice of Obligatory Transfer Event: has the meaning given in clause 16.1.

Obligatory Transfer Event: in relation to a party, any event specified in clause 15 that happens to that party.

Reserved Matters: the matters listed in the Schedule.

Shareholders: the holders of shares in the JVC.

Tax Act 2010: the Corporation Tax Act 2010.

Transfer Notice: has the meaning given in clause 14.5.

Director: any director appointed to the Board by the shareholders of the JVC.

1.2	Clause, schedule and paragraph headings do not affect the interpretation of this agreement.

1.3	A reference to a clause or a schedule is a reference to a clause of, or schedule to, this agreement. A reference to a paragraph is to a paragraph of the relevant schedule.

1.4	A person includes a natural person, a corporate or unincorporated body (whether or not having a separate legal personality).

1.5	Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

1.6	Unless the context otherwise requires, a reference to one gender includes a reference to the other genders.

1.7	All warranties, representations, agreements and obligations expressed to be given or entered into by more than one person are given or entered into jointly and severally by the persons concerned.

1.8

A reference to a particular statute, statutory provision or subordinate legislation is a reference to it as it is in force [from time to time OR at the date of this agreement] taking account of any amendment or re-enactment and includes any statute, statutory provision or subordinate legislation which it amends or re- enacts and subordinate legislation for the time being in force made under it [provided that, as between the parties, no such amendment or re-enactment shall apply for the purposes of this agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party].

1.9

A reference to writing or written includes faxes but no other electronic form, save for the purposes of clause 6.4 to clause 6.10, where a reference to writing or written includes electronic forms and the sending or supply of notices in electronic form.

1.10	Documents in agreed form are documents in the form agreed by the parties to this agreement and initialled by them or on their behalf for identification.

1.11	A reference in this agreement to a document is a reference to the document whether in paper or electronic form.

1.12	Where the words include(s), including or in particular are used in this agreement, they are deemed to have the words "without limitation" following them.

1.13	Any obligation in this agreement on a person not to do something includes an obligation not to agree or allow that thing to be done.

1.14	Where the context permits, other and otherwise are illustrative and shall not limit the sense of the words preceding them.

1.15	[References to times of day are, unless the context requires otherwise, to [London] time and references to a day are to a period of 24 hours running from midnight on the previous day.]

2.	THE BUSINESS OF THE JVC

2.1	The business of the JVC is to buy and sell, residential and commercial properties, distressed property portfolios.

2.2	Each party shall use its reasonable endeavours to promote and develop the business of the JVC to the best advantage of the JVC.

3.	PERIOD TO COMPLETION

3.1

The parties shall procure that prior to Completion and except as required by clause 4, the JVC shall not carry on any trade or business or be engaged in any activities of any sort nor have any assets or liabilities.

4.	COMPLETION

4.1	Completion shall take place on the Completion Date at:

(a) any place agreed in writing by the parties.

4.2	Completion Date means 18 July 2012 but if the Conditions have not been satisfied or waived in accordance with clause 5 (conditions) on or before that date means:

(a) the second Business Day after they are all satisfied or waived; or

(b) any other date agreed in writing by the parties.

4.3	At Completion the parties shall procure that such shareholder and board meetings of the JVC are held as may be necessary to:

(a) adopt the Articles in the agreed form;

(b) change the JVC's name to AFH HOLDING LTD;

(c)

appoint ANJUM AHMED & FARHAAN AHMED as directors and appoint other directors as agreed upon by Utocroft and G7 which director representation may, if so desired by G7, reflect the pro- rata ownership of the JVC.

(d)	resolve that the registered office of the JVC shall be at Clydesdale House, 27 Turner Street, Manchester M4 1DY

(e)	appoint any as the auditors of the JVC;

(f)	appoint any High Street bank as the [principal] bankers to the JVC; and

(g)	resolve that the JVC's Financial Year shall end in June in each year.

5.	CONDITIONS

(a)	all other necessary regulatory and governmental consents having been obtained.

(b)	both parties having passed at general meetings approving this agreement.

(c)	no person having threatened or commenced any proceedings to prohibit or otherwise challenge the transaction.

(d)	no legislation or regulation being proposed or passed that would prohibit or materially restrict the implementation of the agreement or the participation in the JVC of either party.

(e)

the Utocroft Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

(f)

the G7 Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

(g)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the Utocroft Business, taken as a whole, or any event or circumstance that may result in such material adverse change.

(h)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the G7 Business, taken as a whole, or any event or circumstance that may result in such material adverse change]

5.2	A Condition may only be waived by both parties in writing.

5.3	If at any time either party becomes aware of a fact or circumstance that might prevent a Condition being satisfied, it shall immediately inform the other party.

6.	DIRECTORS AND MANAGEMENT

6.1

The Board has responsibility for the supervision and management of the JVC and its business but shall obtain the prior written approval of the shareholders of the JVC before taking any decision in relation to any of the Reserved Matters.

6.2	There shall be a minimum number of 2 directors and no more than 5 directors on the Board as appointed by the shareholders of the JVC.

6.3

The post of chairman shall be held by an Utocroft Director. The chairman shall have a casting vote. If the chairman for the time being is unable to attend any meeting of the Board the party who appointed him shall be entitled to appoint another Director appointed by it to act as chairman at the meeting.

6.4

The shareholders of the JVC may nominate a director, and remove a director by unanimous consent resolution or by a vote at a properly conviened shareholder meeting of the JVC. The appointment or removal takes effect on the date on which the consent resolution is received by the JVC or, if a later date is given in the notice, on that date. Each party will consult with the other prior to any appointment or removal of a director .

6.5	The parties intend there to be a meeting of directors at least once every 6 months to be held at an agreed location.

6.6	A director may, and at the request of a director, the secretary shall, call a meeting of directors.

6.7	The parties shall ensure that at least seven Business Days' notice of a meeting of directors is given to all directors entitled to receive notice accompanied by:

(a) an agenda specifying in reasonable detail the matters to be raised at the meeting [or the committee meeting]; and

(b) copies of any papers to be discussed at the meeting [or the committee meeting].

6.8	This Section intentionally left blank.

6.9	Matters not on the agenda, or business conducted in relation to those matters, may not be raised at a meeting of directors unless all the directors [present] agree in writing .

6.10	This Section intentionally left blank.

6.11	No business shall be conducted at any meeting of directors unless a quorum is present at the beginning of the meeting and at the time when there is to be voting on any business.

6.12	If a quorum is not present within 30 minutes after the time specified for a directors' meeting in the notice of the meeting then it shall be adjourned for10 Business Days at the same time and place.

6.13	This Section intentionally left blank.

6.14	Meetings of directors shall make decisions by passing resolutions. A resolution is passed if more votes are cast for it than against it.

6.15	At a meeting of directors, each director has one vote.

7.	FINANCE FOR THE JVC

7.1	The parties envisage that the JVC shall be financed from the purchase of the shares of G7 as per recitals (A) to (H)

7.2	If it needs any additional initial finance, the JVC shall seek a loan from its principal banker and raise finance or refinance.

7.3

There is no obligation on the parties to provide any further finance to the JVC but, if they do so, the parties shall each provide the same amount on the same terms unless they agree otherwise in writing.

8.	RESTRICTIONS ON THE PARTIES

8.1

Neither party nor any of its subsidiaries shall, during the times specified below, offer employment to, enter into a contract for the services of, or attempt to solicit or seek to entice away from the JVC any individual who is at the time of the offer, or attempt, a director, officer or employee holding an executive or managerial position with the JVC or procure or facilitate the making of any such offer or attempt by any other person. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder.

8.2

Neither party nor any of its subsidiaries shall, during the times specified below, solicit or endeavour to entice away from the JVC any supplier who supplies, or has supplied within the previous 12 months, goods AND/OR services to the JVC or, where the party is no longer a Shareholder, any supplier who has supplied goods AND/ OR services to the JVC at any time during the period of 12 months immediately preceding the party in question ceasing to be a Shareholder if that solicitation or enticement causes or would cause such supplier to cease supplying, or materially reduce its supply of, those goods AND/OR services to the JVC or any of its subsidiaries]. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder

8.3

The undertakings in this clause are given by each party to the other and the JVC and apply to actions carried out by each party (or any of subsidiaries) in any capacity and whether directly or indirectly, on the party's (or subsidiary's) own behalf, on behalf of any other person or jointly with any other person.

8.4

Each of the covenants in this clause is considered fair and reasonable by the parties. If any such restriction shall be found to be unenforceable but would valid if any part of it were deleted or the period or area of application reduced, the restriction shall apply with such modifications as may necessary to make it valid and effective.

8.5	Each party shall procure that its subsidiaries comply with the terms of this clause.

9.	ANTI-CORRUPTION

9.1	Each party undertakes to the other party that:

(a)

it will not, and will procure that the JVC will not, in the course of the operation of the Business, engage in any activity, practice or conduct which would constitute an offence under sections 1, 2 or 6 of the Bribery Act 2010;

(b)

it has and will maintain in place, and will procure that the JVC has and will maintain in place, Adequate Procedures designed to prevent any Associated Person from undertaking any conduct that would give rise to an offence under section 7 of the Bribery Act 2010; and

(c)

from time to time, at the reasonable request of the other party, it will confirm in writing that it has complied with its undertakings under clause 9.1(a) and clause 9.1(b) and will provide any information reasonably requested by the other party in support of such compliance.

9.2	Breach of any of the undertakings in this clause shall be deemed to be a material breach of the agreement for the purpose of clause 15.]

10.	THE BUSINESS PLAN

10.1	The Business Plan is an annual business plan for the JVC prepared by the JVC and it shall include in relation to the Financial Year to which it relates:

(a) a cash flow statement giving:

(i) an estimate of the working capital requirements; and

(ii)

an indication of the amount (if any) that it is considered prudent to retain, for the purpose of meeting those requirements, out of those profits of the previous Financial Year that are available for distribution to shareholders;

(b) an annually projected profit and loss account;

(c)	an operating budget (including capital expenditure requirements) and balance sheet forecast;

(d)	a management report giving business objectives for the year; and

(e)

a financial report which shall include an analysis of the estimated results of the JVC for the previous Financial Year compared with the Business Plan for that year, identifying variations in sales revenues, costs and other material items.

10.2	The Business Plan for the Financial Year in which the JVC is formed shall be in agreed form and adopted by the parties at Completion.

10.3	The Business Plan for every other Financial Year shall be:

(a) prepared by the Board within 45 days of the end of the preceding Financial Year (the first day being the first day of the Financial Year to which the plan relates); and

(b) adopted and approved by the parties [by agreement in writing or at [a OR the annual] general meeting of Shareholders] as soon as possible after it has been prepared.

11.	ACCOUNTING

11.1

The JVC shall at all times maintain accurate and complete accounting and other financial records including all corporation tax computations and related documents and correspondence with HM Revenue & Customs in accordance with the requirements of all applicable laws and generally accepted accounting principles applicable in the United Kingdom.

11.2	Each party and its authorised representatives shall be allowed access at all reasonable times to examine the books and records of the JVC.

11.3

The JVC shall supply each party with the financial [and other] information necessary to keep the party informed about how effectively the Business of the JVC is performing and in particular shall supply each party with:

(a) a copy of each year's Business Plan for approval in accordance with clause 10.3;

(b)

a copy of the audited accounts of the JVC prepared in accordance with the laws applicable in and the accounting standards, principles and practices generally accepted in the United Kingdom, within 9 months of the end of the year to which the audited accounts relate; and

11.4

Each party shall be entitled to require the JVC, and the JVC shall as soon as possible comply with such a request, to provide any documents, information and correspondence necessary (at the cost of the party making the request) to enable the relevant party to comply with filing, elections, returns or any other requirements of HM Revenue & Customs or of any other revenue or tax authority.

12.	DIVIDEND POLICY

12.1	Subject to the requirements of the Act, dividend extraction will be on ownership basis on class B ordinary shares.

13.	TAX MATTERS

13.1

Unless the parties otherwise expressly agree in writing, the parties shall procure that all of the JVC's trading losses and all other amounts eligible for relief from taxation shall be carried by the JVC and not surrendered (wholly or partly) to the parties.

13.2

Unless the parties otherwise expressly agree in writing, and to the maximum extent permitted by law, each party shall be entitled to surrender (and to procure that any other company which is a member of its Group and which is entitled to consent to a surrender pursuant to sections 130, 132, 133 and 153 of the Tax Act 2010, surrenders) to the JVC, trading losses and other amounts eligible for relief from corporation tax under Chapter 4 of Part 5, of the Tax Act 2010 (in proportion to the relevant party's interest in the Utocroft and G7 Shares). For this purpose the following provisions shall apply:

(a)

each party shall give and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) gives all consents and each party shall take and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) takes such other action as may reasonably be required to ensure that such surrenders are effectively made within any relevant time limits;

(b)

in respect of any such surrender, each party shall procure that the JVC shall make a payment to the relevant surrendering company as respects the amount surrendered (as referred to in section 183 of the Tax Act 2010) [within [nine months] of the end of the claim period (within the meaning of section 130(2) of the Tax Act 2010)] [not later than [14 Business Days] after the delivery of the relevant company's tax return or amended tax return for the relevant claim period];

	(c)	the amount of any payment referred to in clause 13.2(b) shall be equal to the amount of corporation tax saved by the claimant company as a result of the surrender; and

(d)

any such payment made pursuant to clause 13.2(b) shall be subject to return if, and to the extent, that it is determined that relevant losses or other amounts surrendered are not available for surrender or there is an insufficiency of profits of the claimant company and any such payment shall be adjusted to the extent that it is subsequently found to have been incorrectly calculated.]

14.	Potential Future Sale Of The Assets

It is the intent of G7 and Utocroft to have the JVC seek a future sale of the Assets to a publicly traded company that may be listed on the United States OTC:BB trading platform or other trading platform or stock exchange.

At the time of such sale, if and when completed, the shareholders of the JVC may elect to wind up the JVC whereas the remaining cash assets would be distributed amongst the shareholders of the JVC on a pro rata basis to their share ownership of the JVC. The JVC may also elect to continue business and distribute a portion, of the cash assets to be determined in good faith of the shareholders of the JVC following those procedures outlined below within this agreement for winding up the JVC and/or disposing of assets of the JVC.

14.1

No party shall transfer, grant any security interest over, or otherwise dispose of or give any person any rights in or over any share or interest in any share in the JVC unless it is permitted or required under this agreement and carried out in accordance with the terms of this agreement . If a party transfers (or purports to transfer) any shares other than in accordance with this clause, it shall be deemed to have served a Transfer Notice.

14.2	A party may do anything prohibited by this clause if the other party has consented to it in writing.

14.3

A party may transfer all of its shares in the JVC to a member of its Group without following the steps in this clause if, at the time of the transfer and in relation to all the shares being transferred, the transferring party:

(a)

procures that the transferee executes and delivers to the other party a deed of adherence in the form annexed to this agreement agreeing to be bound by the terms of this agreement as if it were a party to it; and

(b) guarantees all the obligations and any liabilities of the transferee under that agreement.

14.4	A party may transfer all of its shares in the JVC to any person for cash and not on deferred terms if the party follows the steps in this clause.

14.5	The party wishing to transfer its shares (Seller) shall give an irrevocable notice (Transfer Notice) to the other party (Continuing Shareholder) of the details of the proposed transfer including:

(a)	if it wishes to sell its shares to a third party, the name of the proposed transferee; and

(b)	the price (in cash) at which it wishes to transfer its shares.

14.6

If the Continuing Shareholder gives notice to the Seller within [28] days of receiving the Transfer Notice (the first day being the day after it receives the Transfer Notice) that it wishes to buy all the Seller's shares in the JVC, the Continuing Shareholder shall have the right to do so at the price specified in the Transfer Notice.

14.7

The Continuing Shareholder is bound to buy all the Seller's shares when it gives notice to the Seller under clause 14.6 that it wishes to do so. The sale and purchase of shares shall take place on the terms set out in clause 19.

14.8

If at the expiry of the period specified in clause 14.6, the Continuing Shareholder has not notified the Seller that it wants to buy the shares, the Seller may transfer all its shares in the JVC to the buyer identified in the Transfer Notice at a price not less than the price specified in that notice provided that it does so within [NUMBER] months of the expiry of the period specified in clause 14.6.

14.9

Each party undertakes (in respect of the shares that it holds) to give, and to use its reasonable efforts to procure that shareholders in its Group give, the approvals required for the transfer of shares under this clause.

14.10

The Seller shall procure that, in relation to the shares being sold in the JVC, any buyer of the shares who is not already a Shareholder and therefore a party to this agreement, shall enter into a shareholders' agreement on completion of the sale of such shares with the Continuing Shareholder on the same terms as apply to the Seller in relation to those shares before completion.

14.11	References in this clause to shares held by a party in the JVC are to all the shares in the JVC held by that party or any member of its Group and not to some only of those shares.

15.	OBLIGATORY TRANSFER EVENT

If anything mentioned in this clause happens to a party it is an Obligatory Transfer Event in respect of that party and the provisions of clause 16 apply:

(a)

the passing of a resolution for the liquidation of the party [or any other company in the party's Group] other than a solvent liquidation for the purpose of the reconstruction or amalgamation of all or part of the party's Group (the structure of which has been previously approved by the other party in writing) in which a new company assumes (and is capable of assuming) all the obligations of the party [or other company in the party's Group]; or

(b)

the presentation at court by any competent person of a petition for the winding up of the party [or any other company in the party's Group] [and which has not been withdrawn or dismissed within [seven] days of such presentation]; or

(c)	a change in control (as 'control' is defined in section 1124 of the Tax Act 2010) of the party; or

(d)

the issue at court by any competent person of a notice of intention to appoint an administrator to the party [or any other company in the party's Group], a notice of appointment of an administrator to the party [or any other company in the party's Group] or an application for an administration order in respect of the party [or any other company in the party's Group]; or

(e)

any step is taken by any person to appoint a receiver, administrative receiver or manager in respect of the whole or a substantial part of the assets or undertaking of the party [or any other company in the party's Group]; or

(f)	the party [or any other company in the party's Group] being unable to pay its debts as they fall due for the purposes of section 123 of the Insolvency Act 1986; or

(g)	the party [or any other company in the party's Group] entering into a composition or arrangement with its creditors; or

(h)	any chargee taking any step to enforcing any charge created over any shares held by the party in the Company (other than by the appointment of a receiver, administrative receiver or manager); or

(i)	if a process has been instituted that could lead to the party being dissolved and its assets being distributed among the party's creditors, shareholders or other contributors; or

(j)	the party ceasing to carry on its business or substantially all of its business; or

(k)	the party commits a material or persistent breach of this agreement which if capable of remedy has not been so remedied within [20] Business Days of the other party requiring such remedy; or

(l)

in the case of the Obligatory Transfer Events set out in sub-clauses (a), (b), (d) or (e) above, any competent person takes any analogous step in any jurisdiction in which the relevant party carries on business; or

16.	TRANSFER FOLLOWING OBLIGATORY TRANSFER EVENT

16.1

Where an Obligatory Transfer Event happens to a party (in this clause the Seller) it shall give notice of it to the other party (in this clause the Buyer) as soon as possible and, if it does not, it is deemed to have given such notice on the date on which the Buyer becomes aware of such Obligatory Transfer Event (Notice of Obligatory Transfer Event).

16.2

As soon as practicable after service, or deemed service, of the Notice of Obligatory Transfer Event, the parties shall appoint an Expert to determine the Fair Value of the Seller's shares in the JVC (Sale Shares).

16.3

The Buyer has the right, within 14 days of receiving notification of the Fair Value determined by the Expert (the first day being the day after the Buyer receives the Fair Value notification) to serve a notice on the Seller to buy all of the Sale Shares at the Fair Value .

16.4	In this clause the Fair Value of the Sale Shares shall be the value that the Expert certifies to be the fair market value in his opinion based on the following assumptions:

(a)

the value of the shares in question is that proportion of the fair market value of the entire issued share capital of the JVC that the Sale Shares bear to the then total issued share capital of the JVC (with no premium or discount for the size of the Seller's shareholding or for the rights or restrictions applying to the shares under this agreement or the Articles);

(b)	the sale is between a willing buyer and a willing seller on the open market;

(c)	the sale is taking place on the date that the Obligatory Transfer Event occurred;

(d)	if the JVC is then carrying on its Business as a going concern, on the assumption that it shall continue to do so;

(e)	the shares are sold free of all Encumbrances; and

(f)	[to take account of any other factors that the Expert reasonably believes should be taken into account .]

16.5	If any problem arises in applying any of the assumptions set out in clause 16.4, the Expert shall resolve the problem in whatever manner he shall, in his absolute discretion, think fit.

16.6	The Expert shall be requested to determine the Fair Value of the Sale Shares within 90 Business Days of his appointment and to notify the Buyer and Seller in writing of his determination.

16.7	The service of a notice to buy under clause 16.3 shall bind the parties to buy and sell the shares, as the case may be, in accordance with clause 19.

16.8

If at the end of the period specified in clause 16 .3 the Buyer has not served a notice to buy the Sale Shares, the Buyer may elect by written notice served on the Seller for the JVC to be wound up in accordance with clause 18.

17.	EXPERT

17.1	An Expert is a person appointed in accordance with this clause to resolve a matter under this agreement .

17.2	The parties shall endeavour to agree on the identity of an independent Expert and such independent Expert shall be jointly appointed by the parties.

17.3

If the parties are unable to agree on the identity of an Expert within 21 Business Days of either party serving details of a suggested expert on the other, either party shall then be entitled to request the then President of the Institute of Chartered Accountants in England and Wales to appoint an Expert who is an accountant of repute with experience in the valuation of private companies limited by shares.

17.4

Subject to clause 16.6, the Expert is required to prepare a written decision and give notice (including a copy) of the decision to the parties within a maximum of three months of the matter being referred to the Expert.

17.5	If the Expert dies or becomes unwilling or incapable of acting, or does not deliver the decision within the time required by this clause then:

(a)	either party may apply to the then President of the Institute of Chartered Accountants in England and Wales to discharge the Expert and to appoint a replacement Expert with the required expertise; and

(b)	this clause applies in relation to the new Expert as if he were the first Expert appointed.

17.6	All matters under this clause shall be conducted, and the Expert's decision shall be written, in the English language.

17.7

The parties are entitled to make submissions to the Expert including oral submissions] and shall provide (or procure that others including the JVC provide) the Expert with such assistance and documents as the Expert reasonably requires for the purpose of reaching a decision, subject to the Expert agreeing to give such confidentiality undertakings as the parties may reasonably require.

17.8

To the extent not provided for by this clause, the Expert may in his reasonable discretion determine such other procedures to assist with the conduct of the determination as he considers just or appropriate[, including (to the extent he considers necessary,) instructing professional advisers to assist him in reaching his determination].

17.9

Each party shall with reasonable promptness supply (and procure that others including the JVC supply) each other with all information and give each other access to all documentation and personnel as the other party reasonably requires to make a submission under this clause.

17.10

The Expert shall act as an expert and not as an arbitrator . The Expert's written decision on the matters referred to him shall be final and binding on the parties in the absence of manifest error or fraud.

17.11

Each party shall bear its own costs in relation to the reference to the Expert. The Expert's fees and any costs properly incurred by him in arriving at his determination (including any fees and costs of any advisers appointed by the Expert) shall be borne by the parties [equally or in such other proportions as the Expert shall direct].

18.	TERMINATION AND LIQUIDATION

18.1	Except for the provisions which this clause states shall continue in full force after termination, this agreement shall terminate:

(a)	when one party ceases to hold any shares in the JVC;

(b)

when a resolution is passed by shareholders or creditors, or an order made by a court or other competent body or person instituting a process that shall lead to the JVC being wound up and its assets being distributed among the JVC's creditors, shareholders or other contributors; or

18.2	The following provisions of this agreement remain in full force after termination:

(a)	Clause 1 (interpretation);

(b)	Clause 8 (restrictions on the parties);

(c)	Clause 13 (tax matters);

(d)	this clause;

(e)	Clause 21 (confidentiality);

(f)	Clause 23 (whole agreement);

(g)	Clause 25 (variation and waiver);

(h)	Clause 26 (costs);

(i)	Clause 30 (notice);

(j)	Clause 31 (language);

(k)	Clause 32 (severance);

(l)	Clause 36 (governing law and jurisdiction); and

18.3	Termination of this agreement shall not affect any rights or liabilities that the parties have accrued under it.

18.4

If this agreement terminates (other than by reason of a transfer of shares pursuant to clause 14.3) each party shall, if requested by the other, procure that the name of the JVC is changed to avoid confusion with the name of the party making the request.]

18.5	Where the JVC is to be wound up and its assets distributed, the parties shall agree a suitable basis for dealing with the interests and assets of the JVC and shall endeavour to ensure that:

	(a)	all existing contracts of the JVC are performed to the extent that there are sufficient resources;

	(b)	the JVC shall not enter into any new contractual obligations;

	(c)	the JVC is dissolved and its assets are distributed as soon as practical;

(d)

any assets transferred to the JVC pursuant to the Utocroft Agreement shall be returned to Utocroft or as Utocroft directs and any assets transferred to the JVC pursuant to the G7 Agreement shall be returned to G7 or as G7 directs; and

(e)

any other [proprietary information or intellectual property rights] belonging to or originating from a party shall be returned to it by the other party or the JVC and all such [proprietary information or intellectual property rights] shall be erased from the computer systems [(to the extent possible)] of the JVC and the party who is returning it.

18.6

Where any party is required by any law, regulation or governmental or regulatory authority to retain any [proprietary] information (or copies of such information) of the other party or the JVC, it shall notify the other party in writing of such retention giving details of the information that it has been required to retain.

19.	COMPLETION OF THE SALE AND PURCHASE OF SHARES IN THE JVC

19.1	At completion the party selling the shares shall:

(a)

transfer the shares free from all Encumbrances by way of a duly completed share transfer form to the buyer together with the relevant share certificate and such other documents as the buyer may reasonably require to show good title to the shares or enable it to be registered as the holder of the shares;

	(b)	deliver the resignations of any directors appointed by the selling party to take effect at completion and acknowledging that they have no claims against the JVC;

	(c)	warrant that it has no right to require the JVC to issue it with any share capital or other securities and that no Encumbrance affects any unissued shares or other securities of the JVC;

	(d)	warrant that it is selling the shares with full title guarantee;

(e)

warrant that no commitment has been given to create an Encumbrance affecting the shares being sold (or any unissued shares or other securities of the JVC) and that no person has claimed any rights in respect thereof;

	(f)	undertake to do all it can, at its own cost, to give the buyer the full legal and beneficial title to the shares[; and

	(g)	[provide the JVC with a waiver in writing of any rights it may have to be issued with any share capital or other securities in the JVC.]]

19.2

At completion the buying party shall pay the purchase price by and appropriate agreed method of payment to the selling party or its lawyers who have been irrevocably authorised by the selling party to receive it.

19.3

At or before completion the JVC shall repay any loans made by the selling party to the JVC (together with any interest accrued thereon) and the parties shall use their best endeavours to procure that the selling party is released from any guarantees, security arrangements and other obligations that it has given in respect of the JVC and its business.

19.4

The parties shall procure the registration (subject to due stamping by the buyer) of the transfer of shares in the JVC pursuant to this clause and each of them consents to such transfer and registration pursuant to this agreement and the Articles.

19.5

The shares shall be sold with all rights that attach, or may in the future attach, to them (including the right to receive all dividends and distributions declared, made or paid on or after the events referred to in clause 19.2(a), clause 19. 2(b), and clause 19.2(c)).

19.6	The party buying the shares is not obliged to complete the purchase of any of the shares being sold unless the purchase of all the shares being sold is completed simultaneously.

19.7	If the party selling the shares fails to complete the transfer of shares as required under this clause, the JVC:

(a)

is irrevocably authorised to appoint any person to transfer the shares on the selling party's behalf and to do anything else that the party buying the shares may reasonably require to complete the sale; and

(b) may receive the purchase price in trust for the party selling the shares, giving a receipt that shall discharge the party buying the shares.

20.	STATUS OF AGREEMENT

20.1

Each party shall, to the extent that it is able to do so, exercise all its voting rights and other powers in relation to the JVC to procure that the provisions of this agreement are properly and promptly observed and given full force and effect according to the spirit and intention of the agreement.

20.2	If any provision in the Articles conflicts with any provision of this agreement, this agreement shall prevail as between the parties.

20.3

The parties shall, when necessary, exercise their powers of voting and any other rights and powers they have to amend, waive or suspend a conflicting provision in the Articles to the extent necessary to permit the JVC and its business to be administered as provided in this agreement.

21.	CONFIDENTIALITY

21.1	In this clause Confidential Information means any information which:

(a)

either party may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the JVC (including, without limitation, any information provided pursuant to clause 11);

(b)

either party or any member of its Group may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the other party or any member of the other party's Group, as a consequence of the negotiations relating to this agreement or any other agreement or document referred to in this agreement or the performance of the agreement or any other agreement or document referred to in this agreement; or

(c)	relates to the contents of this agreement (or any agreement or arrangement entered into pursuant to this agreement),

but excludes the information in clause 21.2.

21.2	Information is not Confidential Information if:

(a)	it is or becomes public knowledge other than as a direct or indirect result of the information being disclosed in breach of this agreement;

(b)

either party can establish to the reasonable satisfaction of the other party that it found out the information from a source not connected with the other party or its Group and that the source is not under any obligation of confidence in respect of the information;

(c)

either party can establish to the reasonable satisfaction of the other party that the information was known to the first party before the date of this agreement and that it was not under any obligation of confidence in respect of the information; or

(d)	the parties agree in writing that it is not confidential.

21.3

Each party shall at all times use all reasonable endeavours to keep confidential (and to ensure that its employees, agents, subsidiaries and the employees and agents of such subsidiaries, and the JVC (in respect of information specified in clause 21.1(b) and clause 21.1(c)) shall keep confidential) any Confidential Information and shall not use or disclose any such Confidential Information except:

	(a)	to another member of the Utocroft Group or G7 Group, as the case may be, or to a party's professional advisers where such disclosure is for a purpose related to the operation of this agreement;

	(b)	with the written consent of such of the JVC or the party or any member of its Group that the information relates to;

(c)

as may be required by law or by the rules of any recognised stock exchange, or governmental or other regulatory body, when the party concerned shall, if practicable, supply a copy of the required disclosure to the other before it is disclosed and incorporate any amendments or additions reasonably required by the other and which would not thereby prevent the disclosing party from complying with its legal obligations;

	(d)	to any tax authority to the extent reasonably required for the purposes of the tax affairs of the party concerned or any member of its Group; or

	(e)	if the information comes within the public domain (otherwise than as a result of the breach of this clause 21.3) .

21.4

Each party shall inform (and shall use all reasonable endeavours to procure that any subsidiary and the JVC shall inform) any officer, employee or agent or any professional adviser advising it in relation to the matters referred to in this agreement, or to whom it provides Confidential Information, that such information is confidential and shall require them:

	(a)	to keep it confidential; and

	(b)	not to disclose it to any third party (other than those persons to whom it has already been disclosed in accordance with the terms of this agreement).

21.5

Upon termination of this agreement, either party may demand from the other and the JVC the return of any documents containing Confidential Information in relation to the first party by notice in writing whereupon the other party shall (and shall use all reasonable endeavours to ensure that its subsidiaries, and its officers and employees and those of its subsidiaries and the JVC shall):

(a)	return such documents; and

(b)	destroy any copies of such documents and any other document or other record reproducing, containing or made from or with reference to the Confidential Information,

save, in each case, for any submission to or filings with governmental, tax or regulatory authorities. Such return or destruction shall take place as soon as practicable after the receipt of any such notice.

21.6	The obligations of each of the parties in this clause 21 shall continue without limit in time and notwithstanding termination of this agreement for any cause.

21.7	On the signing of this agreement the parties shall issue a joint announcement about the formation of the JVC in the agreed form.

22.	WARRANTY

Each party warrants and represents to the other that, at the date of this agreement, the JVC has not carried on any business, has no assets or liabilities, has no employees and is not a party to any contracts except as necessary to comply with clause 4.

23.	WHOLE AGREEMENT

23.1

This agreement, and any documents referred to in it or executed contemporaneously with it, constitute the whole agreement between the parties and supersede all previous arrangements, understandings and agreements between them, whether oral or written, relating to their subject matter.

23.2

Each party acknowledges that in entering into this agreement, and any documents referred to in it [or executed contemporaneously with it], it does not rely on, and shall have no remedy in respect of, any representation or warranty (whether made innocently or negligently) that is not set out in this agreement or those documents.

23.3	Nothing in this clause 23 shall limit or exclude any liability for fraud.

24.	ASSIGNMENTS

24.1

No person may assign, or grant any Encumbrance over [or sub-contract,] or deal in any way with, any of its rights and obligations under this agreement or any document referred to in it without the prior written consent of all the parties [(such consent not to be unreasonably conditioned, withheld or delayed)].

24.2	Each person that has rights under this agreement is acting on its own behalf.

25.	VARIATION AND WAIVER

25.1	A variation of this agreement shall be in writing and signed by or on behalf of all parties.

25.2	A waiver of any right under this agreement is only effective if it is in writing and it applies only to the person to which the waiver is addressed and the circumstances for which it is given.

25.3	A person that waives a right in relation to one person, or takes or fails to take any action against that person, does not affect its rights against any other person.

25.4

No failure to exercise or delay in exercising any right or remedy provided under this agreement or by law constitutes a waiver of such right or remedy or shall prevent any future exercise in whole or in part thereof.

25.5	No single or partial exercise of any right or remedy under this agreement shall preclude or restrict the further exercise of any such right or remedy.

25.6	Unless specifically provided otherwise, rights and remedies arising under this agreement are cumulative and do not exclude rights and remedies provided by law.

26.	COSTS

Unless otherwise provided, all costs in connection with the negotiation, preparation, execution and performance of this agreement, shall be borne by the party that incurred the costs.

27.	NO PARTNERSHIP

The parties to this agreement are not in partnership with each other and there is no relationship of principal and agent between them.

28.	GOOD FAITH

28.1

All transactions entered into between either party [or any of its subsidiaries] and the JVC shall be conducted in good faith and on the basis set out or referred to in this agreement or, if not provided for in this agreement, as may be agreed by the parties and, in the absence of such agreement, on an arm's length basis.

28.2	Each party shall at all times act in good faith towards the other and shall use all reasonable endeavours to ensure that this agreement is observed.

28.3	Each party shall do all things necessary and desirable to give effect to the spirit and intention of this agreement .

29.	THIRD PARTY RIGHTS

29.1	A person who is not a party to this agreement shall not have any rights under or in connection with it by virtue of the Contracts (Rights of Third Parties) Act 1999

29.2

The right of the parties to terminate, rescind or agree any amendment, variation, waiver or settlement under this agreement is not subject to the consent of any person that is not a party to the agreement.

30.	NOTICE

30.1	A notice given under this agreement:

(a) shall be in writing in the English language (or be accompanied by a properly prepared translation into English);

(b)

shall be sent for the attention of the person, and to the address, or fax number, given in this clause 30 (or such other address, fax number or person as the relevant party may notify to the other party); and

(c) shall be:

(i) delivered personally; or

(ii) delivered by commercial courier; or

(iii) sent by fax; or

(iv)	sent by pre-paid United Kingdom first-class post or recorded delivery; or

(v)	[(if the notice is to be served or given outside the country from which it is sent) sent by reputable international overnight courier; or]

(vi)	sent by email to an email address notified by the relevant party to the other party for such purpose (if the notice is served or given under any of clause 6.4 to clause 6.10) ..

30.2	If a notice has been properly sent or delivered in accordance with this clause, it will be deemed to have been received as follows:

	(a)	if delivered personally, at the time of delivery; or

	(b)	if delivered by commercial courier, at the time of signature of the courier's delivery receipt; or

	(c)	if sent or supplied by electronic means, [one] hour after the notice was sent or supplied;

(d)

if sent by pre-paid United Kingdom first class post to an address in the United Kingdom or recorded delivery, [48] hours after it was posted [or [five] Business Days after posting either to an address outside the United Kingdom or from outside the United Kingdom to an address within the United Kingdom, if (in each case) sent by reputable international overnight courier addressed to the intended recipient, provided that delivery in at least [five] Business Days was guaranteed at the time of sending and the sending party receives a confirmation of delivery from the courier service provider]; or

(e)

if deemed receipt under the previous paragraphs of this sub-clause is not within business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of receipt), when business next starts in the place of deemed receipt [and all references to time are to local time in the place of deemed receipt].

30.3

To prove delivery it is sufficient to prove that the notice was transmitted by fax to the fax number of the party or, in the case of post, that the envelope containing the notice was properly addressed and posted.

31.	LANGUAGE

If this agreement is translated into any language other than English, the English language text shall prevail.

32.	SEVERANCE

32.1

If any provision of this agreement (or part of a provision) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, the other provisions shall remain in force.

32.2

If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.

33.	FURTHER ASSURANCE

Without prejudice to clause 4, each party shall promptly execute and deliver all such documents, and do all such things, as the other party may from time to time reasonably require for the purpose of giving full effect to the provisions of this agreement .

34.	COUNTERPARTS

This agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

35.	AGREEMENT SURVIVES COMPLETION

This agreement (other than obligations that have already been fully performed) remains in full force after Completion.

36.	GOVERNING LAW AND JURISDICTION

36.1

This agreement and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) are governed by and construed in accordance with the law of England.

36.2

The parties irrevocably agree that the courts of England have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non- contractual disputes or claims).

This agreement has been entered into on the date stated at the beginning of it.

Schedule	Matters reserved for shareholder approval

1.

Permitting the registration of any person as a member of the JVC other than Utocroft and G7 in relation to their initial investment and any of their transferees in accordance with the terms of this agreement.

2.	Altering the name of the JVC.

3.	Altering in any respect the Articles or the rights attaching to any of the shares in the JVC.

4.	Changing the nature of the JVC's Business or the commencement of any new business by the JVC which is not ancillary or incidental to the Business.

5.	Making any acquisition or disposal by the JVC of any material asset(s) otherwise than in the ordinary course of business.

6.	Creating or granting any Encumbrance over the whole or any part of the Business, undertaking or assets of the JVC or over any shares in the JVC or agreeing to do so .

7.	Appointing any agent or other intermediary to conduct any of the JVC's Business

NIK NAK GROUP OF COMPANIES

PROPERTY	Market Value	Existing Mortgage or Loan		Bank Charge	Rental Income P.A
76A High Elm Road, Hale Barns, Cheshire, WA15 0HX	£2,500,000 with planning	£879,941 £302,078		Birmingham Midshires Swift Group	£26,000
		Total outstanding on this property:	£1,182,019		
		Total outstanding on remaining properties to Habib AG Zurich:			
Flat 9, 69 Blackburn Street, Manchester, M3 6AS	£250,000			HABIB BANK AG ZURICH	£10,000
Clydesdale House, 27 Turner Street, Manchester, M4 1DG	£5,500,000			HABIB BANK AG ZURICH	£340,000
Flat 7 Trafalgar Court, Glamis Road, London, E1W 3TF	£1,000,000			HABIB BANK AG ZURICH	£22,000
12 Winter Lodge, Fern Walk, London, SE16 3JD	£300,000			HABIB BANK AG ZURICH	£12,000
Flat 124, 14 Rosetti Road, London, SE16 3EZ	£300,000			HABIB BANK AG ZURICH	£12,000
23 Less Hall Crescent, Manchester, M14 6XZ	£300,000			HABIB BANK AG ZURICH	£12,000
61 Merton Park, Penmaenmawr, North Wales, LL34 6DH	£350,000			HABIB BANK AG ZURICH	£10,000
54 Mauldeth Road, Manchester, Fallowfield, M20, 3EG	£300,000			HABIB BANK AG ZURICH	£14,000
Apartment 308, Al Marjan Tower, Dubai Marina, Dubai	£500,000			HABIB BANK AG ZURICH	£25,000
Apartment 305, bldg 7, Jash Falqa, The palm Jumeirah, Dubai	£800,000			HABIB BANK AG ZURICH	£20,000
		Total outstanding on Habib AG Zurich	£7,136,000		
TOTALS	**£12,000,000**	**TOTAL ON ALL PROPERTIES:**	**£8,317,019**		**£510,000**

77

JOINT VENTURE 2

10 JULY 2012

JOINT VENTURE SHAREHOLDERS'
AGREEMENT

AGREEMENT

Between

ISIS PROPERTIES UK LTD

AND

G7 ENTERTAINMENT LIMITED

THIS AGREEMENT is dated 20 July 2012

PARTIES

(1)        ISIS PROPERTIES UK LTD of Lawrence Hourse, Derby Street, Manchester, M8 8AT, (“ISIS”)
(2)        G7 ENTERTAINMENT LIMITED incorporated and registered in Canada whose registered office is at 250-1090 West Georgia Street, Vancouver, V6E 3V7 (”G7”).

BACKGROUND

(h)	ISIS is the registered owner of certain real estate assets as identified on a Schedule A of this agreement , (the “Assets”).

(i)	The Assets are encumbered by certain mortgages held by financial institutions as identified in Schedule B be of this agreement, (the “Mortgage”)

(j)

ISIS and G7 have agreed to form a joint venture for the purpose of securing financing to pay out the existing mortgage holder of the Mortgage in order to avoid a foreclosure by the existing mortgage holder on the Assets. Both ISIS and G7 understand and acknowledge that if the current mortgage holder forecloses on the mortgage, the Assets may be forfeited and of no value to ISIS or G7.

(k)

ISIS and G7 each hold one ordinary share of £1 each in a newly formed company incorporated in England and Wales Known as AFH ZS LIMITEDand whose registered office will be Lawrence House, Derby Street, Manchester, M8 8AT (JVC).

(l)

JVC will issue 100 class B Ordinary Shares, 60% of which will be allocated to G7 for G7, and/or G7’s shareholders, arranging financing through their contacts to payout the existing Mortgage and 40% will be allocated to ISIS for transferring title of the assets to the JVC

(m)	ISIS will deliver a Market Value appraisal of the Assets that have been established by professional RICS Surveyors to be verified through the due diligence process carried out by G7’s Agents

(g)	The JVC shall carry on business in accordance with the terms and conditions of this agreement.

(h)	ISIS and G7 shall exercise their rights in relation to the JVC in accordance with the terms and conditions of this agreement.

AGREED TERMS

1.	INTERPRETATION

8

1.1	The definitions and rules of interpretation in this clause apply in this agreement.

Act: the Companies Act 2006.

Adequate Procedures: adequate procedures, as referred to in section 7(2) of the Bribery Act 2010 and any guidance issued by the Secretary of State under section 9 of the Bribery Act 2010.

Articles: the new articles of association of the JVC in the agreed form to be adopted on or prior to Completion as amended or superseded from time to time.

Associated Person: means in relation to a company, a person (including an employee, agent or subsidiary) who performs services for or on that company's behalf.

Board: the board of directors of the JVC as constituted from time to time.

Business: has the meaning given in clause 2.

Business Day: any day (other than a Saturday, Sunday or public holiday in the United Kingdom) on which clearing banks in the City of London are generally open for business.

Business Plan: has the meaning given in clause 10.

Completion: the completion of the formation of the JVC in accordance with clause 4.

Completion Date: has the meaning given in clause 4.2.

Conditions: the conditions set out in clause 5.

Confidential Information: has the meaning given in clause

21. Continuing Shareholder: has the meaning given in clause

14.5. Electronic form: has the meaning given in section 1168 of the Act.

Eligible Director: any Eligible ISIS Director or Eligible G7 Director (as the case may be). (but excluding any Director whose vote is not to be counted in respect of the particular matter).

Encumbrance: includes any mortgage, charge (fixed or floating), pledge, lien, hypothecation, guarantee, trust, right of set-off or other third party right or interest (legal or equitable) including any assignment by way of security, reservation of title or other security interest of any kind, howsoever created or arising, or any other agreement or arrangement (including a sale and repurchase agreement) having similar effect.

8

Expert: a person appointed in accordance with clause 17 to resolve a matter under this agreement.

Fair Value: means the value of any shares determined in accordance with clause 16.

Financial Year: in relation to the JVC, means a financial accounting period of 12 months ending on the date given in clause 4.3(h) but, in the first year in which the JVC is formed, means the period starting with the day the JVC is formed and ending on the date given in clause 4.3(h) .

Group: in relation to a company, that company, any subsidiary or holding company from time to time of that company, and any subsidiary from time to time of a holding company of that company; and each company in a Group is a member of the Group.

holding company and subsidiary: mean a "holding company" and "subsidiary" as defined in section 1159 of the Act [and a company shall be treated, for the purposes only of the membership requirement contained in subsections 1159(1)(b) and (c) of the Act, as a member of another company even if its shares in that other company are registered in the name of (a) another person (or its nominee), whether by way of security or in connection with the taking of security, or (b) its nominee].

Notice of Obligatory Transfer Event: has the meaning given in clause 16.1.

Obligatory Transfer Event: in relation to a party, any event specified in clause 15 that happens to that party.

Reserved Matters: the matters listed in the Schedule.

Shareholders: the holders of shares in the JVC.

Tax Act 2010: the Corporation Tax Act 2010.

Transfer Notice: has the meaning given in clause 14.5.

Director: any director appointed to the Board by the shareholders of the JVC.

1.2	Clause, schedule and paragraph headings do not affect the interpretation of this agreement.

1.3	A reference to a clause or a schedule is a reference to a clause of, or schedule to, this agreement. A reference to a paragraph is to a paragraph of the relevant schedule.

8

1.4	A person includes a natural person, a corporate or unincorporated body (whether or not having a separate legal personality).

1.5	Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

1.6	Unless the context otherwise requires, a reference to one gender includes a reference to the other genders.

1.7	All warranties, representations, agreements and obligations expressed to be given or entered into by more than one person are given or entered into jointly and severally by the persons concerned.

1.8

A reference to a particular statute, statutory provision or subordinate legislation is a reference to it as it is in force [from time to time OR at the date of this agreement] taking account of any amendment or re-enactment and includes any statute, statutory provision or subordinate legislation which it amends or re- enacts and subordinate legislation for the time being in force made under it [provided that, as between the parties, no such amendment or re-enactment shall apply for the purposes of this agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party].

1.9

A reference to writing or written includes faxes but no other electronic form, save for the purposes of clause 6.4 to clause 6.10, where a reference to writing or written includes electronic forms and the sending or supply of notices in electronic form.

1.10	Documents in agreed form are documents in the form agreed by the parties to this agreement and initialled by them or on their behalf for identification.

1.11	A reference in this agreement to a document is a reference to the document whether in paper or electronic form.

1.12	Where the words include(s), including or in particular are used in this agreement, they are deemed to have the words "without limitation" following them.

1.13	Any obligation in this agreement on a person not to do something includes an obligation not to agree or allow that thing to be done.

8

1.14	Where the context permits, other and otherwise are illustrative and shall not limit the sense of the words preceding them.

1.15	[References to times of day are, unless the context requires otherwise, to [London] time and references to a day are to a period of 24 hours running from midnight on the previous day.]

2.	THE BUSINESS OF THE JVC

2.1	The business of the JVC is to buy and sell, residential and commercial properties, distressed property portfolios.

2.2	Each party shall use its reasonable endeavours to promote and develop the business of the JVC to the best advantage of the JVC.

3.	PERIOD TO COMPLETION

3.1

The parties shall procure that prior to Completion and except as required by clause 4, the JVC shall not carry on any trade or business or be engaged in any activities of any sort nor have any assets or liabilities.

4.	COMPLETION

4.1	Completion shall take place on the Completion Date at:

	(a)	any place agreed in writing by the parties.

4.2	Completion Date means 18 July 2012 but if the Conditions have not been satisfied or waived in accordance with clause 5 (conditions) on or before that date means:

	(a)	the second Business Day after they are all satisfied or waived; or

	(b)	any other date agreed in writing by the parties.

4.3	At Completion the parties shall procure that such shareholder and board meetings of the JVC are held as may be necessary to:

	(a)	adopt the Articles in the agreed form;

	(b)	change the JVC's name to AFH ZS LIMITED ;

	(c)	appoint Tariq Sarwar as directors and appoint other directors as agreed upon by ISIS and G7 which director representation may, if so desired by G7, reflect the pro- rata ownership of the JVC.

8

	(d)	resolve that the registered office of the JVC shall be at Lawrence House, Derby Street, Manchester, M8 8AT

	(e)	appoint any as the auditors of the JVC;

	(f)	appoint any High Street bank as the [principal] bankers to the JVC; and

	(g)	resolve that the JVC's Financial Year shall end in June in each year.

5.	CONDITIONS

	(a)	all other necessary regulatory and governmental consents having been obtained.

	(b)	both parties having passed at general meetings approving this agreement.

(c)	no person having threatened or commenced any proceedings to prohibit or otherwise challenge the transaction.

(d)	no legislation or regulation being proposed or passed that would prohibit or materially restrict the implementation of the agreement or the participation in the JVC of either party.

(e)

the ISIS Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

(f)

the G7 Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

8

(g)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the ISIS Business, taken as a whole, or any event or circumstance that may result in such material adverse change.

(h)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the G7 Business, taken as a whole, or any event or circumstance that may result in such material adverse change]

5.2	A Condition may only be waived by both parties in writing.

5.3	If at any time either party becomes aware of a fact or circumstance that might prevent a Condition being satisfied, it shall immediately inform the other party.

6.	DIRECTORS AND MANAGEMENT

6.1

The Board has responsibility for the supervision and management of the JVC and its business but shall obtain the prior written approval of the shareholders of the JVC before taking any decision in relation to any of the Reserved Matters.

6.2	There shall be a minimum number of 2 directors and no more than 5 directors on the Board as appointed by the shareholders of the JVC.

6.3

The post of chairman shall be held by an ISIS Director. The chairman shall have a casting vote. If the chairman for the time being is unable to attend any meeting of the Board the party who appointed him shall be entitled to appoint another Director appointed by it to act as chairman at the meeting.

6.4

The shareholders of the JVC may nominate a director, and remove a director by unanimous consent resolution or by a vote at a properly conviened shareholder meeting of the JVC. The appointment or removal takes effect on the date on which the consent resolution is received by the JVC or, if a later date is given in the notice, on that date. Each party will consult with the other prior to any appointment or removal of a director .

6.5	The parties intend there to be a meeting of directors at least once every 6 months to be held at an agreed location.

6.6	A director may, and at the request of a director, the secretary shall, call a meeting of directors.

6.7	The parties shall ensure that at least seven Business Days' notice of a meeting of directors is given to all directors entitled to receive notice accompanied by:

(a)	an agenda specifying in reasonable detail the matters to be raised at the meeting [or the committee meeting]; and

(b)	copies of any papers to be discussed at the meeting [or the committee meeting].

6.8	This Section intentionally left blank.

6.9	Matters not on the agenda, or business conducted in relation to those matters, may not be raised at a meeting of directors unless all the directors [present] agree in writing ..

6.10	This Section intentionally left blank.

6.11	No business shall be conducted at any meeting of directors unless a quorum is present at the beginning of the meeting and at the time when there is to be voting on any business.

6.12	If a quorum is not present within 30 minutes after the time specified for a directors' meeting in the notice of the meeting then it shall be adjourned for10 Business Days at the same time and place.

6.13	This Section intentionally left blank.

6.14	Meetings of directors shall make decisions by passing resolutions. A resolution is passed if more votes are cast for it than against it.

6.15	At a meeting of directors, each director has one vote.

7.	FINANCE FOR THE JVC

7.1	The parties envisage that the JVC shall be financed from the purchase of the shares of G7 as per recitals (A) to (H).

7.2	If it needs any additional initial finance, the JVC shall seek a loan from its principal banker and raise finance or refinance.

7.3

There is no obligation on the parties to provide any further finance to the JVC but, if they do so, the parties shall each provide the same amount on the same terms unless they agree otherwise in writing.

8.	RESTRICTIONS ON THE PARTIES

8.1

Neither party nor any of its subsidiaries shall, during the times specified below, offer employment to, enter into a contract for the services of, or attempt to solicit or seek to entice away from the JVC any individual who is at the time of the offer, or attempt, a director, officer or employee holding an executive or managerial position with the JVC or procure or facilitate the making of any such offer or attempt by any other person. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder.

8.2

Neither party nor any of its subsidiaries shall, during the times specified below, solicit or endeavour to entice away from the JVC any supplier who supplies, or has supplied within the previous 12 months, goods AND/OR services to the JVC or, where the party is no longer a Shareholder, any supplier who has supplied goods AND/ OR services to the JVC at any time during the period of 12 months immediately preceding the party in question ceasing to be a Shareholder if that solicitation or enticement causes or would cause such supplier to cease supplying, or materially reduce its supply of, those goods AND/OR services to the JVC or any of its subsidiaries]. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder

8.3

The undertakings in this clause are given by each party to the other and to the JVC and apply to actions carried out by each party (or any of its subsidiaries) in any capacity and whether directly or indirectly, on the party's (or subsidiary's) own behalf, on behalf of any other person or jointly with any other person.

8.4

Each of the covenants in this clause is considered fair and reasonable by the parties. If any such restriction shall be found to be unenforceable but would be valid if any part of it were deleted or the period or area of application reduced, the restriction shall apply with such modifications as may be necessary to make it valid and effective.

8.5	Each party shall procure that its subsidiaries comply with the terms of this clause.

9.	ANTI-CORRUPTION

9.1	Each party undertakes to the other party that:

(a)

it will not, and will procure that the JVC will not, in the course of the operation of the Business, engage in any activity, practice or conduct which would constitute an offence under sections 1, 2 or 6 of the Bribery Act 2010;

(b)

it has and will maintain in place, and will procure that the JVC has and will maintain in place, Adequate Procedures designed to prevent any Associated Person from undertaking any conduct that would give rise to an offence under section 7 of the Bribery Act 2010; and

(c)

from time to time, at the reasonable request of the other party, it will confirm in writing that it has complied with its undertakings under clause 9.1(a) and clause 9.1(b) and will provide any information reasonably requested by the other party in support of such compliance.

9.2	Breach of any of the undertakings in this clause shall be deemed to be a material breach of the agreement for the purpose of clause 15.]

10.	THE BUSINESS PLAN

10.1	The Business Plan is an annual business plan for the JVC prepared by the JVC and it shall include in relation to the Financial Year to which it relates:

(a) a cash flow statement giving:

(i) an estimate of the working capital requirements; and

(ii)

an indication of the amount (if any) that it is considered prudent to retain, for the purpose of meeting those requirements, out of those profits of the previous Financial Year that are available for distribution to shareholders;

(b)	an annually projected profit and loss account;

(c)	an operating budget (including capital expenditure requirements) and balance sheet forecast;

(d) a management report giving business objectives for the year; and

(e)

a financial report which shall include an analysis of the estimated results of the JVC for the previous Financial Year compared with the Business Plan for that year, identifying variations in sales revenues, costs and other material items.

10.2	The Business Plan for the Financial Year in which the JVC is formed shall be in agreed form and adopted by the parties at Completion.

10.3	The Business Plan for every other Financial Year shall be:

(a) prepared by the Board within 45 days of the end of the preceding Financial Year (the first day being the first day of the Financial Year to which the plan relates); and

(b) adopted and approved by the parties [by agreement in writing or at [a OR the annual] general meeting of Shareholders] as soon as possible after it has been prepared.

11.	ACCOUNTING

11.1

The JVC shall at all times maintain accurate and complete accounting and other financial records including all corporation tax computations and related documents and correspondence with HM Revenue & Customs in accordance with the requirements of all applicable laws and generally accepted accounting principles applicable in the United Kingdom.

11.2	Each party and its authorised representatives shall be allowed access at all reasonable times to examine the books and records of the JVC.

11.3

The JVC shall supply each party with the financial [and other] information necessary to keep the party informed about how effectively the Business of the JVC is performing and in particular shall supply each party with:

(a)	a copy of each year's Business Plan for approval in accordance with clause 10.3;

(b)

a copy of the audited accounts of the JVC prepared in accordance with the laws applicable in and the accounting standards, principles and practices generally accepted in the United Kingdom, within 9 months of the end of the year to which the audited accounts relate; and

11.4

Each party shall be entitled to require the JVC, and the JVC shall as soon as possible comply with such a request, to provide any documents, information and correspondence necessary (at the cost of the party making the request) to enable the relevant party to comply with filing, elections, returns or any other requirements of HM Revenue & Customs or of any other revenue or tax authority.

12.	DIVIDEND POLICY

12.1	Subject to the requirements of the Act, dividend extraction will be on ownership basis on class B ordinary shares.

13.	TAX MATTERS

13.1

Unless the parties otherwise expressly agree in writing, the parties shall procure that all of the JVC's trading losses and all other amounts eligible for relief from taxation shall be carried by the JVC and not surrendered (wholly or partly) to the parties.

13.2

Unless the parties otherwise expressly agree in writing, and to the maximum extent permitted by law, each party shall be entitled to surrender (and to procure that any other company which is a member of its Group and which is entitled to consent to a surrender pursuant to sections 130, 132, 133 and 153 of the Tax Act 2010, surrenders) to the JVC, trading losses and other amounts eligible for relief from corporation tax under Chapter 4 of Part 5, of the Tax Act 2010 (in proportion to the relevant party's interest in the ISIS and G7 Shares). For this purpose the following provisions shall apply:

(a)

each party shall give and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) gives all consents and each party shall take and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) takes such other action as may reasonably be required to ensure that such surrenders are effectively made within any relevant time limits;

(b)

in respect of any such surrender, each party shall procure that the JVC shall make a payment to the relevant surrendering company as respects the amount surrendered (as referred to in section 183 of the Tax Act 2010) [within [nine months] of the end of the claim period (within the meaning of section 130(2) of the Tax Act 2010)] [not later than [14 Business Days] after the delivery of the relevant company's tax return or amended tax return for the relevant claim period];

(c)	the amount of any payment referred to in clause 13.2(b) shall be equal to the amount of corporation tax saved by the claimant company as a result of the surrender; and

(d)

any such payment made pursuant to clause 13.2(b) shall be subject to return if, and to the extent, that it is determined that relevant losses or other amounts surrendered are not available for surrender or there is an insufficiency of profits of the claimant company and any such payment shall be adjusted to the extent that it is subsequently found to have been incorrectly calculated.]

14.	Potential Future Sale Of The Assets

It is the intent of G7 and ISIS to have the JVC seek a future sale of the Assets to a publicly traded company that may be listed on the United States OTC:BB trading platform or other trading platform or stock exchange.

At the time of such sale, if and when completed, the shareholders of the JVC may elect to wind up the JVC whereas the remaining cash assets would be distributed amongst the shareholders of the JVC on a pro rata basis to their share ownership of the JVC. The JVC may also elect to continue business and distribute a portion, of the cash assets to be determined in good faith of the shareholders of the JVC following those procedures outlined below within this agreement for winding up the JVC and/or disposing of assets of the JVC.

14.1

No party shall transfer, grant any security interest over, or otherwise dispose of or give any person any rights in or over any share or interest in any share in the JVC unless it is permitted or required under this agreement and carried out in accordance with the terms of this agreement . If a party transfers (or purports to transfer) any shares other than in accordance with this clause, it shall be deemed to have served a Transfer Notice.

14.2	A party may do anything prohibited by this clause if the other party has consented to it in writing.

14.3

A party may transfer all of its shares in the JVC to a member of its Group without following the steps in this clause if, at the time of the transfer and in relation to all the shares being transferred, the transferring party:

(a)

procures that the transferee executes and delivers to the other party a deed of adherence in the form annexed to this agreement agreeing to be bound by the terms of this agreement as if it were a party to it; and

(b)	guarantees all the obligations and any liabilities of the transferee under that agreement.

14.4	A party may transfer all of its shares in the JVC to any person for cash and not on deferred terms if the party follows the steps in this clause.

14.5	The party wishing to transfer its shares (Seller) shall give an irrevocable notice (Transfer Notice) to the other party (Continuing Shareholder) of the details of the proposed transfer including:

(a)	if it wishes to sell its shares to a third party, the name of the proposed transferee; and

(b)	the price (in cash) at which it wishes to transfer its shares.

14.6

If the Continuing Shareholder gives notice to the Seller within [28] days of receiving the Transfer Notice (the first day being the day after it receives the Transfer Notice) that it wishes to buy all the Seller's shares in the JVC, the Continuing Shareholder shall have the right to do so at the price specified in the Transfer Notice.

14.7

The Continuing Shareholder is bound to buy all the Seller's shares when it gives notice to the Seller under clause 14.6 that it wishes to do so. The sale and purchase of shares shall take place on the terms set out in clause 19.

14.8

If at the expiry of the period specified in clause 14.6, the Continuing Shareholder has not notified the Seller that it wants to buy the shares, the Seller may transfer all its shares in the JVC to the buyer identified in the Transfer Notice at a price not less than the price specified in that notice provided that it does so within [NUMBER] months of the expiry of the period specified in clause 14.6.

14.9

Each party undertakes (in respect of the shares that it holds) to give, and to use its reasonable efforts to procure that shareholders in its Group give, the approvals required for the transfer of shares under this clause.

14.10

The Seller shall procure that, in relation to the shares being sold in the JVC, any buyer of the shares who is not already a Shareholder and therefore a party to this agreement, shall enter into a shareholders' agreement on completion of the sale of such shares with the Continuing Shareholder on the same terms as apply to the Seller in relation to those shares before completion.

14.11	References in this clause to shares held by a party in the JVC are to all the shares in the JVC held by that party or any member of its Group and not to some only of those shares.

15.	OBLIGATORY TRANSFER EVENT

If anything mentioned in this clause happens to a party it is an Obligatory Transfer Event in respect of that party and the provisions of clause 16 apply:

(a)

the passing of a resolution for the liquidation of the party [or any other company in the party's Group] other than a solvent liquidation for the purpose of the reconstruction or amalgamation of all or part of the party's Group (the structure of which has been previously approved by the other party in writing) in which a new company assumes (and is capable of assuming) all the obligations of the party [or other company in the party's Group]; or

(b)

the presentation at court by any competent person of a petition for the winding up of the party [or any other company in the party's Group] [and which has not been withdrawn or dismissed within [seven] days of such presentation]; or

(c)	a change in control (as 'control' is defined in section 1124 of the Tax Act 2010) of the party; or

(d)

the issue at court by any competent person of a notice of intention to appoint an administrator to the party [or any other company in the party's Group], a notice of appointment of an administrator to the party [or any other company in the party's Group] or an application for an administration order in respect of the party [or any other company in the party's Group]; or

(e)

any step is taken by any person to appoint a receiver, administrative receiver or manager in respect of the whole or a substantial part of the assets or undertaking of the party [or any other company in the party's Group]; or

(f)	the party [or any other company in the party's Group] being unable to pay its debts as they fall due for the purposes of section 123 of the Insolvency Act 1986; or

(g)	the party [or any other company in the party's Group] entering into a composition or arrangement with its creditors; or

(h)	any chargee taking any step to enforcing any charge created over any shares held by the party in the Company (other than by the appointment of a receiver, administrative receiver or manager); or

(i)	if a process has been instituted that could lead to the party being dissolved and its assets being distributed among the party's creditors, shareholders or other contributors; or

(j)	the party ceasing to carry on its business or substantially all of its business; or

(k)	the party commits a material or persistent breach of this agreement which if capable of remedy has not been so remedied within [20] Business Days of the other party requiring such remedy; or

(l)

in the case of the Obligatory Transfer Events set out in sub-clauses (a), (b), (d) or (e) above, any competent person takes any analogous step in any jurisdiction in which the relevant party carries on business; or

16.	TRANSFER FOLLOWING OBLIGATORY TRANSFER EVENT

16.1

Where an Obligatory Transfer Event happens to a party (in this clause the Seller) it shall give notice of it to the other party (in this clause the Buyer) as soon as possible and, if it does not, it is deemed to have given such notice on the date on which the Buyer becomes aware of such Obligatory Transfer Event (Notice of Obligatory Transfer Event).

16.2

As soon as practicable after service, or deemed service, of the Notice of Obligatory Transfer Event, the parties shall appoint an Expert to determine the Fair Value of the Seller's shares in the JVC (Sale Shares).

16.3

The Buyer has the right, within 14 days of receiving notification of the Fair Value determined by the Expert (the first day being the day after the Buyer receives the Fair Value notification) to serve a notice on the Seller to buy all of the Sale Shares at the Fair Value .

16.4	In this clause the Fair Value of the Sale Shares shall be the value that the Expert certifies to be the fair market value in his opinion based on the following assumptions:

(a)

the value of the shares in question is that proportion of the fair market value of the entire issued share capital of the JVC that the Sale Shares bear to the then total issued share capital of the JVC (with no premium or discount for the size of the Seller's shareholding or for the rights or restrictions applying to the shares under this agreement or the Articles);

(b)	the sale is between a willing buyer and a willing seller on the open market;

(c)	the sale is taking place on the date that the Obligatory Transfer Event occurred;

(d)	if the JVC is then carrying on its Business as a going concern, on the assumption that it shall continue to do so;

(e)	the shares are sold free of all Encumbrances; and

(f)	[to take account of any other factors that the Expert reasonably believes should be taken into account ..]

16.5	If any problem arises in applying any of the assumptions set out in clause 16.4, the Expert shall resolve the problem in whatever manner he shall, in his absolute discretion, think fit.

16.6	The Expert shall be requested to determine the Fair Value of the Sale Shares within 90 Business Days of his appointment and to notify the Buyer and Seller in writing of his determination.

16.7	The service of a notice to buy under clause 16.3 shall bind the parties to buy and sell the shares, as the case may be, in accordance with clause 19.

16.8

If at the end of the period specified in clause 16 .3 the Buyer has not served a notice to buy the Sale Shares, the Buyer may elect by written notice served on the Seller for the JVC to be wound up in accordance with clause 18.

17.	EXPERT

17.1	An Expert is a person appointed in accordance with this clause to resolve a matter under this agreement .

17.2	The parties shall endeavour to agree on the identity of an independent Expert and such independent Expert shall be jointly appointed by the parties.

17.3

If the parties are unable to agree on the identity of an Expert within 21 Business Days of either party serving details of a suggested expert on the other, either party shall then be entitled to request the then President of the Institute of Chartered Accountants in England and Wales to appoint an Expert who is an accountant of repute with experience in the valuation of private companies limited by shares.

17.4

Subject to clause 16.6, the Expert is required to prepare a written decision and give notice (including a copy) of the decision to the parties within a maximum of three months of the matter being referred to the Expert.

17.5	If the Expert dies or becomes unwilling or incapable of acting, or does not deliver the decision within the time required by this clause then:

(a) either party may apply to the then President of the Institute of Chartered Accountants in England and Wales to discharge the Expert and to appoint a replacement Expert with the required expertise; and

(b) this clause applies in relation to the new Expert as if he were the first Expert appointed.

17.6	All matters under this clause shall be conducted, and the Expert's decision shall be written, in the English language.

17.7

The parties are entitled to make submissions to the Expert including oral submissions] and shall provide (or procure that others including the JVC provide) the Expert with such assistance and documents as the Expert reasonably requires for the purpose of reaching a decision, subject to the Expert agreeing to give such confidentiality undertakings as the parties may reasonably require.

17.8

To the extent not provided for by this clause, the Expert may in his reasonable discretion determine such other procedures to assist with the conduct of the determination as he considers just or appropriate[, including (to the extent he considers necessary,) instructing professional advisers to assist him in reaching his determination].

17.9

Each party shall with reasonable promptness supply (and procure that others including the JVC supply) each other with all information and give each other access to all documentation and personnel as the other party reasonably requires to make a submission under this clause.

17.10

The Expert shall act as an expert and not as an arbitrator . The Expert's written decision on the matters referred to him shall be final and binding on the parties in the absence of manifest error or fraud.

17.11

Each party shall bear its own costs in relation to the reference to the Expert. The Expert's fees and any costs properly incurred by him in arriving at his determination (including any fees and costs of any advisers appointed by the Expert) shall be borne by the parties [equally or in such other proportions as the Expert shall direct].

18.	TERMINATION AND LIQUIDATION

18.1	Except for the provisions which this clause states shall continue in full force after termination, this agreement shall terminate:

(a) when one party ceases to hold any shares in the JVC;

(b)

when a resolution is passed by shareholders or creditors, or an order made by a court or other competent body or person instituting a process that shall lead to the JVC being wound up and its assets being distributed among the JVC's creditors, shareholders or other contributors; or

18.2      The following provisions of this agreement remain in full force after termination:

(a)	Clause 1 (interpretation);

(b)	Clause 8 (restrictions on the parties);

(c)	Clause 13 (tax matters);

(d)	this clause;

(e)	Clause 21 (confidentiality);

(f)	Clause 23 (whole agreement);

(g)	Clause 25 (variation and waiver);

(h)	Clause 26 (costs);

(i)	Clause 30 (notice);

(j)	Clause 31 (language);

(k)	Clause 32 (severance);

(l)	Clause 36 (governing law and jurisdiction); and

18.3	Termination of this agreement shall not affect any rights or liabilities that the parties have accrued under it.

18.4

If this agreement terminates (other than by reason of a transfer of shares pursuant to clause 14.3) each party shall, if requested by the other, procure that the name of the JVC is changed to avoid confusion with the name of the party making the request.]

18.5	Where the JVC is to be wound up and its assets distributed, the parties shall agree a suitable basis for dealing with the interests and assets of the JVC and shall endeavour to ensure that:

(a) all existing contracts of the JVC are performed to the extent that there are sufficient resources;

(b) the JVC shall not enter into any new contractual obligations;

(c) the JVC is dissolved and its assets are distributed as soon as practical;

(d)

any assets transferred to the JVC pursuant to the ISIS Agreement shall be returned to ISIS or as ISIS directs and any assets transferred to the JVC pursuant to the G7 Agreement shall be returned to G7 or as G7 directs; and

(e)

any other [proprietary information or intellectual property rights] belonging to or originating from a party shall be returned to it by the other party or the JVC and all such [proprietary information or intellectual property rights] shall be erased from the computer systems [(to the extent possible)] of the JVC and the party who is returning it.

18.6

Where any party is required by any law, regulation or governmental or regulatory authority to retain any [proprietary] information (or copies of such information) of the other party or the JVC, it shall notify the other party in writing of such retention giving details of the information that it has been required to retain.

19.	COMPLETION OF THE SALE AND PURCHASE OF SHARES IN THE JVC

19.1	At completion the party selling the shares shall:

(a)

transfer the shares free from all Encumbrances by way of a duly completed share transfer form to the buyer together with the relevant share certificate and such other documents as the buyer may reasonably require to show good title to the shares or enable it to be registered as the holder of the shares;

	(b)	deliver the resignations of any directors appointed by the selling party to take effect at completion and acknowledging that they have no claims against the JVC;

	(c)	warrant that it has no right to require the JVC to issue it with any share capital or other securities and that no Encumbrance affects any unissued shares or other securities of the JVC;

	(d)	warrant that it is selling the shares with full title guarantee;

(e)

warrant that no commitment has been given to create an Encumbrance affecting the shares being sold (or any unissued shares or other securities of the JVC) and that no person has claimed any rights in respect thereof;

	(f)	undertake to do all it can, at its own cost, to give the buyer the full legal and beneficial title to the shares[; and

	(g)	[provide the JVC with a waiver in writing of any rights it may have to be issued with any share capital or other securities in the JVC.]]

19.2

At completion the buying party shall pay the purchase price by and appropriate agreed method of payment to the selling party or its lawyers who have been irrevocably authorised by the selling party to receive it.

19.3

At or before completion the JVC shall repay any loans made by the selling party to the JVC (together with any interest accrued thereon) and the parties shall use their best endeavours to procure that the selling party is released from any guarantees, security arrangements and other obligations that it has given in respect of the JVC and its business.

19.4

The parties shall procure the registration (subject to due stamping by the buyer) of the transfer of shares in the JVC pursuant to this clause and each of them consents to such transfer and registration pursuant to this agreement and the Articles.

19.5

The shares shall be sold with all rights that attach, or may in the future attach, to them (including the right to receive all dividends and distributions declared, made or paid on or after the events referred to in clause 19.2(a), clause 19. 2(b), and clause 19.2(c)).

19.6	The party buying the shares is not obliged to complete the purchase of any of the shares being sold unless the purchase of all the shares being sold is completed simultaneously.

19.7	If the party selling the shares fails to complete the transfer of shares as required under this clause, the JVC:

(a)

is irrevocably authorised to appoint any person to transfer the shares on the selling party's behalf and to do anything else that the party buying the shares may reasonably require to complete the sale; and

(b)	may receive the purchase price in trust for the party selling the shares, giving a receipt that shall discharge the party buying the shares.

20.	STATUS OF AGREEMENT

20.1

Each party shall, to the extent that it is able to do so, exercise all its voting rights and other powers in relation to the JVC to procure that the provisions of this agreement are properly and promptly observed and given full force and effect according to the spirit and intention of the agreement.

20.2	If any provision in the Articles conflicts with any provision of this agreement, this agreement shall prevail as between the parties.

20.3

The parties shall, when necessary, exercise their powers of voting and any other rights and powers they have to amend, waive or suspend a conflicting provision in the Articles to the extent necessary to permit the JVC and its business to be administered as provided in this agreement.

21.	CONFIDENTIALITY

21.1	In this clause Confidential Information means any information which:

(a)

either party may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the JVC (including, without limitation, any information provided pursuant to clause 11);

(b)

either party or any member of its Group may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the other party or any member of the other party's Group, as a consequence of the negotiations relating to this agreement or any other agreement or document referred to in this agreement or the performance of the agreement or any other agreement or document referred to in this agreement; or

(c)	relates to the contents of this agreement (or any agreement or arrangement entered into pursuant to this agreement),

but excludes the information in clause 21. 2.

21.2	Information is not Confidential Information if:

(a)	it is or becomes public knowledge other than as a direct or indirect result of the information being disclosed in breach of this agreement;

(b)

either party can establish to the reasonable satisfaction of the other party that it found out the information from a source not connected with the other party or its Group and that the source is not under any obligation of confidence in respect of the information;

(c)

either party can establish to the reasonable satisfaction of the other party that the information was known to the first party before the date of this agreement and that it was not under any obligation of confidence in respect of the information; or

(d)	the parties agree in writing that it is not confidential.

21.3

Each party shall at all times use all reasonable endeavours to keep confidential (and to ensure that its employees, agents, subsidiaries and the employees and agents of such subsidiaries, and the JVC (in respect of information specified in clause 21.1(b) and clause 21.1(c)) shall keep confidential) any Confidential Information and shall not use or disclose any such Confidential Information except:

	(a)	to another member of the ISIS Group or G7 Group, as the case may be, or to a party's professional advisers where such disclosure is for a purpose related to the operation of this agreement;

	(b)	with the written consent of such of the JVC or the party or any member of its Group that the information relates to;

(c)

as may be required by law or by the rules of any recognised stock exchange, or governmental or other regulatory body, when the party concerned shall, if practicable, supply a copy of the required disclosure to the other before it is disclosed and incorporate any amendments or additions reasonably required by the other and which would not thereby prevent the disclosing party from complying with its legal obligations;

	(d)	to any tax authority to the extent reasonably required for the purposes of the tax affairs of the party concerned or any member of its Group; or

	(e)	if the information comes within the public domain (otherwise than as a result of the breach of this clause 21.3) .

21.4

Each party shall inform (and shall use all reasonable endeavours to procure that any subsidiary and the JVC shall inform) any officer, employee or agent or any professional adviser advising it in relation to the matters referred to in this agreement, or to whom it provides Confidential Information, that such information is confidential and shall require them:

	(a)	to keep it confidential; and

	(b)	not to disclose it to any third party (other than those persons to whom it has already been disclosed in accordance with the terms of this agreement).

21.5

Upon termination of this agreement, either party may demand from the other and the JVC the return of any documents containing Confidential Information in relation to the first party by notice in writing whereupon the other party shall (and shall use all reasonable endeavours to ensure that its subsidiaries, and its officers and employees and those of its subsidiaries and the JVC shall):

	(a)	return such documents; and

	(b)	destroy any copies of such documents and any other document or other record reproducing, containing or made from or with reference to the Confidential Information,

save, in each case, for any submission to or filings with governmental, tax or regulatory authorities. Such return or destruction shall take place as soon as practicable after the receipt of any such notice.

21.6	The obligations of each of the parties in this clause 21 shall continue without limit in time and notwithstanding termination of this agreement for any cause.

21.7	On the signing of this agreement the parties shall issue a joint announcement about the formation of the JVC in the agreed form.

22.	WARRANTY

Each party warrants and represents to the other that, at the date of this agreement, the JVC has not carried on any business, has no assets or liabilities, has no employees and is not a party to any contracts except as necessary to comply with clause 4.

23.	WHOLE AGREEMENT

23.1

This agreement, and any documents referred to in it or executed contemporaneously with it, constitute the whole agreement between the parties and supersede all previous arrangements, understandings and agreements between them, whether oral or written, relating to their subject matter.

23.2

Each party acknowledges that in entering into this agreement, and any documents referred to in it [or executed contemporaneously with it], it does not rely on, and shall have no remedy in respect of, any representation or warranty (whether made innocently or negligently) that is not set out in this agreement or those documents.

23.3	Nothing in this clause 23 shall limit or exclude any liability for fraud.

24.	ASSIGNMENTS

24.1

No person may assign, or grant any Encumbrance over [or sub-contract,] or deal in any way with, any of its rights and obligations under this agreement or any document referred to in it without the prior written consent of all the parties [(such consent not to be unreasonably conditioned, withheld or delayed)].

24.2	Each person that has rights under this agreement is acting on its own behalf.

25.	VARIATION AND WAIVER

25.1	A variation of this agreement shall be in writing and signed by or on behalf of all parties.

25.2	A waiver of any right under this agreement is only effective if it is in writing and it applies only to the person to which the waiver is addressed and the circumstances for which it is given.

25.3	A person that waives a right in relation to one person, or takes or fails to take any action against that person, does not affect its rights against any other person.

25.4

No failure to exercise or delay in exercising any right or remedy provided under this agreement or by law constitutes a waiver of such right or remedy or shall prevent any future exercise in whole or in part thereof.

25.5	No single or partial exercise of any right or remedy under this agreement shall preclude or restrict the further exercise of any such right or remedy.

25.6	Unless specifically provided otherwise, rights and remedies arising under this agreement are cumulative and do not exclude rights and remedies provided by law.

26.	COSTS

Unless otherwise provided, all costs in connection with the negotiation, preparation, execution and performance of this agreement, shall be borne by the party that incurred the costs.

27.	NO PARTNERSHIP

The parties to this agreement are not in partnership with each other and there is no relationship of principal and agent between them.

28.	GOOD FAITH

28.1

All transactions entered into between either party [or any of its subsidiaries] and the JVC shall be conducted in good faith and on the basis set out or referred to in this agreement or, if not provided for in this agreement, as may be agreed by the parties and, in the absence of such agreement, on an arm's length basis.

28.2	Each party shall at all times act in good faith towards the other and shall use all reasonable endeavours to ensure that this agreement is observed.

28.3	Each party shall do all things necessary and desirable to give effect to the spirit and intention of this agreement .

29.	THIRD PARTY RIGHTS

29.1	A person who is not a party to this agreement shall not have any rights under or in connection with it by virtue of the Contracts (Rights of Third Parties) Act 1999

29.2

The right of the parties to terminate, rescind or agree any amendment, variation, waiver or settlement under this agreement is not subject to the consent of any person that is not a party to the agreement.

30.	NOTICE

30.1	A notice given under this agreement:

	(a)	shall be in writing in the English language (or be accompanied by a properly prepared translation into English);

(b)

shall be sent for the attention of the person, and to the address, or fax number, given in this clause 30 (or such other address, fax number or person as the relevant party may notify to the other party); and

	(c)	shall be:

		(i)	delivered personally; or

		(ii)	delivered by commercial courier; or

		(iii)	sent by fax; or

		(iv)	sent by pre-paid United Kingdom first-class post or recorded delivery; or

		(v)	[(if the notice is to be served or given outside the country from which it is sent) sent by reputable international overnight courier; or]

		(vi)	sent by email to an email address notified by the relevant party to the other party for such purpose (if the notice is served or given under any of clause 6.4 to clause 6.10) .

30.2	If a notice has been properly sent or delivered in accordance with this clause, it will be deemed to have been received as follows:

	(a)	if delivered personally, at the time of delivery; or

	(b)	if delivered by commercial courier, at the time of signature of the courier's delivery receipt; or

(c) if sent or supplied by electronic means, [one] hour after the notice was sent or supplied;

(d)

if sent by pre-paid United Kingdom first class post to an address in the United Kingdom or recorded delivery, [48] hours after it was posted [or [five] Business Days after posting either to an address outside the United Kingdom or from outside the United Kingdom to an address within the United Kingdom, if (in each case) sent by reputable international overnight courier addressed to the intended recipient, provided that delivery in at least [five] Business Days was guaranteed at the time of sending and the sending party receives a confirmation of delivery from the courier service provider]; or

(e)

if deemed receipt under the previous paragraphs of this sub-clause is not within business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of receipt), when business next starts in the place of deemed receipt [and all references to time are to local time in the place of deemed receipt].

30.3

To prove delivery it is sufficient to prove that the notice was transmitted by fax to the fax number of the party or, in the case of post, that the envelope containing the notice was properly addressed and posted.

31.	LANGUAGE

If this agreement is translated into any language other than English, the English language text shall prevail.

32.	SEVERANCE

32.1

If any provision of this agreement (or part of a provision) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, the other provisions shall remain in force.

32.2

If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.

33.	FURTHER ASSURANCE

Without prejudice to clause 4, each party shall promptly execute and deliver all such documents, and do all such things, as the other party may from time to time reasonably require for the purpose of giving full effect to the provisions of this agreement.

34.	COUNTERPARTS

This agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

35.	AGREEMENT SURVIVES COMPLETION

This agreement (other than obligations that have already been fully performed) remains in full force after Completion.

36.	GOVERNING LAW AND JURISDICTION

36.1

This agreement and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) are governed by and construed in accordance with the law of England.

36.2

The parties irrevocably agree that the courts of England have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non- contractual disputes or claims).

This agreement has been entered into on the date stated at the beginning of it.

Schedule	Matters reserved for shareholder approval

1.

Permitting the registration of any person as a member of the JVC other than ISIS and G7 in relation to their initial investment and any of their transferees in accordance with the terms of this agreement.

2.	Altering the name of the JVC.

3.	Altering in any respect the Articles or the rights attaching to any of the shares in the JVC.

4.	Changing the nature of the JVC's Business or the commencement of any new business by the JVC which is not ancillary or incidental to the Business.

5.	Making any acquisition or disposal by the JVC of any material asset(s) otherwise than in the ordinary course of business.

6.	Creating or granting any Encumbrance over the whole or any part of the Business, undertaking or assets of the JVC or over any shares in the JVC or agreeing to do so .

7.	Appointing any agent or other intermediary to conduct any of the JVC's Business

ISIS & TNS

PROPERTY	RENTAL INCOME P.A	MARKET VALUE
Spearworks, 33-35 Derby St, M8 8HW	£90,000	£850,000
Lawrence House, Derby St, M8 8AT	£246,200	£2,085,000
Philtone House, Derby St, M8 8AT	£95,000	£625,000
TOTALS	**£431,200**	**£3,560,000**

Total Oustanding to Bank £1,100,000

SIGNED by or on behalf of the parties the day and year first before written.

Signed by ______________________

for and on behalf of ISIS

Signed by ______________________

on behalf of G7

29

JOINT VENTURE 3

10 JULY 2012

JOINT VENTURE SHAREHOLDERS'
AGREEMENT

AGREEMENT

Between

ZAHID SARWAR

AND

G7 ENTERTAINMENT LIMITED

THIS AGREEMENT is dated 20 July 2012

PARTIES

(1)        ZAHID SARWAR of 49 Devonshire Street North, Ardwick M12 6JR (“Sarwar”)
(2)        G7 ENTERTAINMENT LIMITED incorporated and registered in Canada whose registered office is at 250-1090 West Georgia Street, Vancouver, V6E 3V7 (”G7”).

BACKGROUND

(n)	Sarwar is the registered owner of certain real estate assets as identified on a Schedule A of this agreement , (the “Assets”).

(o)	The Assets are encumbered by certain mortgages held by financial institutions as identified in Schedule B be of this agreement, (the “Mortgage”)

(p)

Sarwar and G7 have agreed to form a joint venture for the purpose of securing financing to pay out the existing mortgage holder of the Mortgage in order to avoid a foreclosure by the existing mortgage holder on the Assets. Both Sarwar and G7 understand and acknowledge that if the current mortgage holder forecloses on the mortgage, the Assets may be forfeited and of no value to Sarwar or G7.

(q)

Sarwar and G7 each hold one ordinary share of £1 each in a newly formed company incorporated in England and Wales Known as AFH ZS LIMITED and whose registered office will be 49 Devonshire Street North, Ardwick M12 6JR (JVC).

(r)

JVC will issue 100 class B Ordinary Shares, 60% of which will be allocated to G7 for G7, and/or G7’s shareholders, arranging financing through their contacts to payout the existing Mortgage and 40% will be allocated to Sarwar for transferring title of the assets to the JVC

(s)	Sarwar will deliver a Market Value appraisal of the Assets that have been established by professional RICS Surveyors to be verified through the due diligence process carried out by G7’s Agents

(g)	The JVC shall carry on business in accordance with the terms and conditions of this agreement.

(h)	Sarwar and G7 shall exercise their rights in relation to the JVC in accordance with the terms and conditions of this agreement.

AGREED TERMS

1.	INTERPRETATION

1.1	The definitions and rules of interpretation in this clause apply in this agreement.

Act: the Companies Act 2006.

Adequate Procedures: adequate procedures, as referred to in section 7(2) of the Bribery Act 2010 and any guidance issued by the Secretary of State under section 9 of the Bribery Act 2010.

Articles: the new articles of association of the JVC in the agreed form to be adopted on or prior to Completion as amended or superseded from time to time.

Associated Person: means in relation to a company, a person (including an employee, agent or subsidiary) who performs services for or on that company's behalf.

Board: the board of directors of the JVC as constituted from time to time.

Business: has the meaning given in clause 2.

Business Day: any day (other than a Saturday, Sunday or public holiday in the United Kingdom) on which clearing banks in the City of London are generally open for business.

Business Plan: has the meaning given in clause 10.

Completion: the completion of the formation of the JVC in accordance with clause 4.

Completion Date: has the meaning given in clause 4.2.

Conditions: the conditions set out in clause 5.

Confidential Information: has the meaning given in clause

21. Continuing Shareholder: has the meaning given in clause

14.5. Electronic form: has the meaning given in section 1168 of the Act.

Eligible Director: any Eligible Sarwar Director or Eligible G7 Director (as the case may be). (but excluding any Director whose vote is not to be counted in respect of the particular matter).

Encumbrance: includes any mortgage, charge (fixed or floating), pledge, lien, hypothecation, guarantee, trust, right of set-off or other third party right or interest (legal or equitable) including any assignment by way of security, reservation of title or other security interest of any kind, howsoever created or arising, or any other agreement or arrangement (including a sale and repurchase agreement) having similar effect.

Expert: a person appointed in accordance with clause 17 to resolve a matter under this agreement.

Fair Value: means the value of any shares determined in accordance with clause 16.

Financial Year: in relation to the JVC, means a financial accounting period of 12 months ending on the date given in clause 4.3(h) but, in the first year in which the JVC is formed, means the period starting with the day the JVC is formed and ending on the date given in clause 4.3(h) .

Group: in relation to a company, that company, any subsidiary or holding company from time to time of that company, and any subsidiary from time to time of a holding company of that company; and each company in a Group is a member of the Group.

holding company and subsidiary: mean a "holding company" and "subsidiary" as defined in section 1159 of the Act [and a company shall be treated, for the purposes only of the membership requirement contained in subsections 1159(1)(b) and (c) of the Act, as a member of another company even if its shares in that other company are registered in the name of (a) another person (or its nominee), whether by way of security or in connection with the taking of security, or (b) its nominee].

Notice of Obligatory Transfer Event: has the meaning given in clause 16.1.

Obligatory Transfer Event: in relation to a party, any event specified in clause 15 that happens to that party.

Reserved Matters: the matters listed in the Schedule.

Shareholders: the holders of shares in the JVC.

Tax Act 2010: the Corporation Tax Act 2010.

Transfer Notice: has the meaning given in clause 14.5.

Director: any director appointed to the Board by the shareholders of the JVC.

1.2	Clause, schedule and paragraph headings do not affect the interpretation of this agreement.

1.3	A reference to a clause or a schedule is a reference to a clause of, or schedule to, this agreement. A reference to a paragraph is to a paragraph of the relevant schedule.

1.4	A person includes a natural person, a corporate or unincorporated body (whether or not having a separate legal personality).

1.5	Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

1.6	Unless the context otherwise requires, a reference to one gender includes a reference to the other genders.

1.7	All warranties, representations, agreements and obligations expressed to be given or entered into by more than one person are given or entered into jointly and severally by the persons concerned.

1.8

A reference to a particular statute, statutory provision or subordinate legislation is a reference to it as it is in force [from time to time OR at the date of this agreement] taking account of any amendment or re-enactment and includes any statute, statutory provision or subordinate legislation which it amends or re- enacts and subordinate legislation for the time being in force made under it [provided that, as between the parties, no such amendment or re-enactment shall app ly for the purposes of this agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party].

1.9

A reference to writing or written includes faxes but no other electronic form, save for the purposes of clause 6.4 to clause 6.10, where a reference to writing or written includes electronic forms and the sending or supply of notices in electronic form.

1.10	Documents in agreed form are documents in the form agreed by the parties to this agreement and initialled by them or on their behalf for identification.

1.11	A reference in this agreement to a document is a reference to the document whether in paper or electronic form.

1.12	Where the words include(s), including or in particular are used in this agreement, they are deemed to have the words "without limitation" following them.

1.13	Any obligation in this agreement on a person not to do something includes an obligation not to agree or allow that thing to be done.

1.14	Where the context permits, other and otherwise are illustrative and shall not limit the sense of the words preceding them.

1.15	[References to times of day are, unless the context requires otherwise, to [London] time and references to a day are to a period of 24 hours running from midnight on the previous day.]

2.	THE BUSINESS OF THE JVC

2.1	The business of the JVC is to buy and sell, residential and commercial properties, distressed property portfolios.

2.2	Each party shall use its reasonable endeavours to promote and develop the business of the JVC to the best advantage of the JVC.

3.	PERIOD TO COMPLETION

3.1

The parties shall procure that prior to Completion and except as required by clause 4, the JVC shall not carry on any trade or business or be engaged in any activities of any sort nor have any assets or liabilities.

4.	COMPLETION

4.1	Completion shall take place on the Completion Date at:

	(a)	any place agreed in writing by the parties.

4.2	Completion Date means 18 July 2012 but if the Conditions have not been satisfied or waived in accordance with clause 5 (conditions) on or before that date means:

	(a)	the second Business Day after they are all satisfied or waived; or

	(b)	any other date agreed in writing by the parties.

4.3	At Completion the parties shall procure that such shareholder and board meetings of the JVC are held as may be necessary to:

	(a)	adopt the Articles in the agreed form;

	(b)	change the JVC's name to AFH ZS LIMITED;

	(c)	appoint ZAHID SARWAR as director and appoint other directors as agreed upon by Sarwar and G7 which director representation may, if so desired by G7, reflect the pro-rata ownership of the JVC.

(d)	resolve that the registered office of the JVC shall be at 49 Devonshire Street North, Ardwick M12 6JR

(e)	appoint any as the auditors of the JVC;

(f)	appoint any High Street bank as the [principal] bankers to the JVC; and

(g)	resolve that the JVC's Financial Year shall end in June in each year.

5.	CONDITIONS

(a)	all other necessary regulatory and governmental consents having been obtained.

(b)	both parties having passed at general meetings approving this agreement.

(c)	no person having threatened or commenced any proceedings to prohibit or otherwise challenge the transaction.

(d)	no legislation or regulation being proposed or passed that would prohibit or materially restrict the implementation of the agreement or the participation in the JVC of either party.

(e)

the Sarwar Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

(f)

the G7 Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

(g)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the Sarwar Business, taken as a whole, or any event or circumstance that may result in such material adverse change.

(h)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the G7 Business, taken as a whole, or any event or circumstance that may result in such material adverse change]

5.2	A Condition may only be waived by both parties in writing.

5.3	If at any time either party becomes aware of a fact or circumstance that might prevent a Condition being satisfied, it shall immediately inform the other party.

6.	DIRECTORS AND MANAGEMENT

6.1

The Board has responsibility for the supervision and management of the JVC and its business but shall obtain the prior written approval of the shareholders of the JVC before taking any decision in relation to any of the Reserved Matters.

6.2	There shall be a minimum number of 2 directors and no more than 5 directors on the Board as appointed by the shareholders of the JVC.

6.3

The post of chairman shall be held by an Sarwar Director. The chairman shall have a casting vote. If the chairman for the time being is unable to attend any meeting of the Board the party who appointed him shall be entitled to appoint another Director appointed by it to act as chairman at the meeting.

6.4

The shareholders of the JVC may nominate a director, and remove a director by unanimous consent resolution or by a vote at a properly conviened shareholder meeting of the JVC. The appointment or removal takes effect on the date on which the consent resolution is received by the JVC or, if a later date is given in the notice, on that date. Each party will consult with the other prior to any appointment or removal of a director .

6.5	The parties intend there to be a meeting of directors at least once every 6 months to be held at an agreed location.

6.6	A director may, and at the request of a director, the secretary shall, call a meeting of directors.

6.7	The parties shall ensure that at least seven Business Days' notice of a meeting of directors is given to all directors entitled to receive notice accompanied by:

(a) an agenda specifying in reasonable detail the matters to be raised at the meeting [or the committee meeting]; and

(b) copies of any papers to be discussed at the meeting [or the committee meeting].

6.8	This Section intentionally left blank.

6.9	Matters not on the agenda, or business conducted in relation to those matters, may not be raised at a meeting of directors unless all the directors [present] agree in writing .

6.10	This Section intentionally left blank.

6.11	No business shall be conducted at any meeting of directors unless a quorum is present at the beginning of the meeting and at the time when there is to be voting on any business.

6.12	If a quorum is not present within 30 minutes after the time specified for a directors' meeting in the notice of the meeting then it shall be adjourned for10 Business Days at the same time and place.

6.13	This Section intentionally left blank.

6.14	Meetings of directors shall make decisions by passing resolutions. A resolution is passed if more votes are cast for it than against it.

6.15	At a meeting of directors, each director has one vote.

7.	FINANCE FOR THE JVC

7.1	The parties envisage that the JVC shall be financed from the purchase of the shares of G7 as per recitals (A) to (H).

7.2	If it needs any additional initial finance, the JVC shall seek a loan from its principal banker and raise finance or refinance.

7.3

There is no obligation on the parties to provide any further finance to the JVC but, if they do so, the parties shall each provide the same amount on the same terms unless they agree otherwise in writing.

8.	RESTRICTIONS ON THE PARTIES

8.1

Neither party nor any of its subsidiaries shall, during the times specified below, offer employment to, enter into a contract for the services of, or attempt to solicit or seek to entice away from the JVC any individual who is at the time of the offer, or attempt, a director, officer or employee holding an executive or managerial position with the JVC or procure or facilitate the making of any such offer or attempt by any other person. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder.

8.2

Neither party nor any of its subsidiaries shall, during the times specified below, solicit or endeavour to entice away from the JVC any supplier who supplies, or has supplied within the previous 12 months, goods AND/OR services to the JVC or, where the party is no longer a Shareholder, any supplier who has supplied goods AND/ OR services to the JVC at any time during the period of 12 months immediately preceding the party in question ceasing to be a Shareholder if that solicitation or enticement causes or would cause such supplier to cease supplying, or materially reduce its supply of, those goods AND/OR services to the JVC or any of its subsidiaries]. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder

8.3

The undertakings in this clause are given by each party to the other and to the JVC and apply to actions carried out by each party (or any of its subsidiaries) in any capacity and whether directly or indirectly, on the party's (or subsidiary's) own behalf, on behalf of any other person or jointly with any other person.

8.4

Each of the covenants in this clause is considered fair and reasonable by the parties. If any such restriction shall be found to be unenforceable but would be valid if any part of it were deleted or the period or area of application reduced, the restriction shall apply with such modifications as may be necessary to make it valid and effective.

8.5	Each party shall procure that its subsidiaries comply with the terms of this clause.

9.	ANTI-CORRUPTION

9.1	Each party undertakes to the other party that:

(a)

it will not, and will procure that the JVC will not, in the course of the operation of the Business, engage in any activity, practice or conduct which would constitute an offence under sections 1, 2 or 6 of the Bribery Act 2010;

(b)

it has and will maintain in place, and will procure that the JVC has and will maintain in place, Adequate Procedures designed to prevent any Associated Person from undertaking any conduct that would give rise to an offence under section 7 of the Bribery Act 2010; and

(c)

from time to time, at the reasonable request of the other party, it will confirm in writing that it has complied with its undertakings under clause 9.1(a) and clause 9.1(b) and will provide any information reasonably requested by the other party in support of such compliance.

9.2	Breach of any of the undertakings in this clause shall be deemed to be a material breach of the agreement for the purpose of clause 15.]

10.	THE BUSINESS PLAN

10.1	The Business Plan is an annual business plan for the JVC prepared by the JVC and it shall include in relation to the Financial Year to which it relates:

	(a)	a cash flow statement giving:

(i) an estimate of the working capital requirements; and

(ii)

an indication of the amount (if any) that it is considered prudent to retain, for the purpose of meeting those requirements, out of those profits of the previous Financial Year that are available for distribution to shareholders;

	(b)	an annually projected profit and loss account;

	(c)	an operating budget (including capital expenditure requirements) and balance sheet forecast;

	(d)	a management report giving business objectives for the year; and

(e)

a financial report which shall include an analysis of the estimated results of the JVC for the previous Financial Year compared with the Business Plan for that year, identifying variations in sales revenues, costs and other material items.

10.2	The Business Plan for the Financial Year in which the JVC is formed shall be in agreed form and adopted by the parties at Completion.

10.3	The Business Plan for every other Financial Year shall be:

	(a)	prepared by the Board within 45 days of the end of the preceding Financial Year (the first day being the first day of the Financial Year to which the plan relates); and

	(b)	adopted and approved by the parties [by agreement in writing or at [a OR the annual] general meeting of Shareholders] as soon as possible after it has been prepared.

11.	ACCOUNTING

11.1

The JVC shall at all times maintain accurate and complete accounting and other financial records including all corporation tax computations and related documents and correspondence with HM Revenue & Customs in accordance with the requirements of all applicable laws and generally accepted accounting principles applicable in the United Kingdom.

11.2	Each party and its authorised representatives shall be allowed access at all reasonable times to examine the books and records of the JVC.

11.3

The JVC shall supply each party with the financial [and other] information necessary to keep the party informed about how effectively the Business of the JVC is performing and in particular shall supply each party with:

	(a)	a copy of each year's Business Plan for approval in accordance with clause 10.3;

(b)

a copy of the audited accounts of the JVC prepared in accordance with the laws applicable in and the accounting standards, principles and practices generally accepted in the United Kingdom, within 9 months of the end of the year to which the audited accounts relate; and

11.4

Each party shall be entitled to require the JVC, and the JVC shall as soon as possible comply with such a request, to provide any documents, information and correspondence necessary (at the cost of the party making the request) to enable the relevant party to comply with filing, elections, returns or any other requirements of HM Revenue & Customs or of any other revenue or tax authority.

12.	DIVIDEND POLICY

12.1	Subject to the requirements of the Act, dividend extraction will be on ownership basis on class B ordinary shares.

13.	TAX MATTERS

13.1

Unless the parties otherwise expressly agree in writing, the parties shall procure that all of the JVC's trading losses and all other amounts eligible for relief from taxation shall be carried by the JVC and not surrendered (wholly or partly) to the parties.

13.2

Unless the parties otherwise expressly agree in writing, and to the maximum extent permitted by law, each party shall be entitled to surrender (and to procure that any other company which is a member of its Group and which is entitled to consent to a surrender pursuant to sections 130, 132, 133 and 153 of the Tax Act 2010, surrenders) to the JVC, trading losses and other amounts eligible for relief from corporation tax under Chapter 4 of Part 5, of the Tax Act 2010 (in proportion to the relevant party's interest in the Sarwar and G7 Shares). For this purpose the following provisions shall apply:

(a)

each party shall give and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) gives all consents and each party shall take and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) takes such other action as may reasonably be required to ensure that such surrenders are effectively made within any relevant time limits;

(b)

in respect of any such surrender, each party shall procure that the JVC shall make a payment to the relevant surrendering company as respects the amount surrendered (as referred to in section 183 of the Tax Act 2010) [within [nine months] of the end of the claim period (within the meaning of section 130(2) of the Tax Act 2010)] [not later than [14 Business Days] after the delivery of the relevant company's tax return or amended tax return for the relevant claim period];

	(c)	the amount of any payment referred to in clause 13.2(b) shall be equal to the amount of corporation tax saved by the claimant company as a result of the surrender; and

(d)

any such payment made pursuant to clause 13.2(b) shall be subject to return if, and to the extent, that it is determined that relevant losses or other amounts surrendered are not available for surrender or there is an insufficiency of profits of the claimant company and any such payment shall be adjusted to the extent that it is subsequently found to have been incorrectly calculated.]

14.	Potential Future Sale Of The Assets

It is the intent of G7 and Sarwar to have the JVC seek a future sale of the Assets to a publicly traded company that may be listed on the United States OTC:BB trading platform or other trading platform or stock exchange.

At the time of such sale, if and when completed, the shareholders of the JVC may elect to wind up the JVC whereas the remaining cash assets would be distributed amongst the shareholders of the JVC on a pro rata basis to their share ownership of the JVC. The JVC may also elect to continue business and distribute a portion, of the cash assets to be determined in good faith of the shareholders of the JVC following those procedures outlined below within this agreement for winding up the JVC and/or disposing of assets of the JVC.

14.1

No party shall transfer, grant any security interest over, or otherwise dispose of or give any person any rights in or over any share or interest in any share in the JVC unless it is permitted or required under this agreement and carried out in accordance with the terms of this agreement . If a party transfers (or purports to transfer) any shares other than in accordance with this clause, it shall be deemed to have served a Transfer Notice.

14.2	A party may do anything prohibited by this clause if the other party has consented to it in writing.

14.3

A party may transfer all of its shares in the JVC to a member of its Group without following the steps in this clause if, at the time of the transfer and in relation to all the shares being transferred, the transferring party:

(a)

procures that the transferee executes and delivers to the other party a deed of adherence in the form annexed to this agreement agreeing to be bound by the terms of this agreement as if it were a party to it; and

(b) guarantees all the obligations and any liabilities of the transferee under that agreement.

14.4	A party may transfer all of its shares in the JVC to any person for cash and not on deferred terms if the party follows the steps in this clause.

14.5	The party wishing to transfer its shares (Seller) shall give an irrevocable notice (Transfer Notice) to the other party (Continuing Shareholder) of the details of the proposed transfer including:

(a) if it wishes to sell its shares to a third party, the name of the proposed transferee; and

(b)	the price (in cash) at which it wishes to transfer its shares.

14.6

If the Continuing Shareholder gives notice to the Seller within [28] days of receiving the Transfer Notice (the first day being the day after it receives the Transfer Notice) that it wishes to buy all the Seller's shares in the JVC, the Continuing Shareholder shall have the right to do so at the price specified in the Transfer Notice.

14.7

The Continuing Shareholder is bound to buy all the Seller's shares when it gives notice to the Seller under clause 14.6 that it wishes to do so. The sale and purchase of shares shall take place on the terms set out in clause 19.

14.8

If at the expiry of the period specified in clause 14.6, the Continuing Shareholder has not notified the Seller that it wants to buy the shares, the Seller may transfer all its shares in the JVC to the buyer identified in the Transfer Notice at a price not less than the price specified in that notice provided that it does so within [NUMBER] months of the expiry of the period specified in clause 14.6.

14.9

Each party undertakes (in respect of the shares that it holds) to give, and to use its reasonable efforts to procure that shareholders in its Group give, the approvals required for the transfer of shares under this clause.

14.10

The Seller shall procure that, in relation to the shares being sold in the JVC, any buyer of the shares who is not already a Shareholder and therefore a party to this agreement, shall enter into a shareholders' agreement on completion of the sale of such shares with the Continuing Shareholder on the same terms as apply to the Seller in relation to those shares before completion.

14.11	References in this clause to shares held by a party in the JVC are to all the shares in the JVC held by that party or any member of its Group and not to some only of those shares.

15.	OBLIGATORY TRANSFER EVENT

If anything mentioned in this clause happens to a party it is an Obligatory Transfer Event in respect of that party and the provisions of clause 16 apply:

(a)

the passing of a resolution for the liquidation of the party [or any other company in the party's Group] other than a solvent liquidation for the purpose of the reconstruction or amalgamation of all or part of the party's Group (the structure of which has been previously approved by the other party in writing) in which a new company assumes (and is capable of assuming) all the obligations of the party [or other company in the party's Group]; or

(b)

the presentation at court by any competent person of a petition for the winding up of the party [or any other company in the party's Group] [and which has not been withdrawn or dismissed within [seven] days of such presentation]; or

(c)	a change in control (as 'control' is defined in section 1124 of the Tax Act 2010) of the party; or

(d)

the issue at court by any competent person of a notice of intention to appoint an administrator to the party [or any other company in the party's Group], a notice of appointment of an administrator to the party [or any other company in the party's Group] or an application for an administration order in respect of the party [or any other company in the party's Group]; or

(e)

any step is taken by any person to appoint a receiver, administrative receiver or manager in respect of the whole or a substantial part of the assets or undertaking of the party [or any other company in the party's Group]; or

(f)	the party [or any other company in the party's Group] being unable to pay its debts as they fall due for the purposes of section 123 of the Insolvency Act 1986; or

(g)	the party [or any other company in the party's Group] entering into a composition or arrangement with its creditors; or

(h)	any chargee taking any step to enforcing any charge created over any shares held by the party in the Company (other than by the appointment of a receiver, administrative receiver or manager); or

(i)	if a process has been instituted that could lead to the party being dissolved and its assets being distributed among the party's creditors, shareholders or other contributors; or

(j)	the party ceasing to carry on its business or substantially all of its business; or

(k)	the party commits a material or persistent breach of this agreement which if capable of remedy has not been so remedied within [20] Business Days of the other party requiring such remedy; or

(l)

in the case of the Obligatory Transfer Events set out in sub-clauses (a), (b), (d) or (e) above, any competent person takes any analogous step in any jurisdiction in which the relevant party carries on business; or

16.	TRANSFER FOLLOWING OBLIGATORY TRANSFER EVENT

16.1

Where an Obligatory Transfer Event happens to a party (in this clause the Seller) it shall give notice of it to the other party (in this clause the Buyer) as soon as possible and, if it does not, it is deemed to have given such notice on the date on which the Buyer becomes aware of such Obligatory Transfer Event (Notice of Obligatory Transfer Event).

16.2

As soon as practicable after service, or deemed service, of the Notice of Obligatory Transfer Event, the parties shall appoint an Expert to determine the Fair Value of the Seller's shares in the JVC (Sale Shares).

16.3

The Buyer has the right, within 14 days of receiving notification of the Fair Value determined by the Expert (the first day being the day after the Buyer receives the Fair Value notification) to serve a notice on the Seller to buy all of the Sale Shares at the Fair Value .

16.4	In this clause the Fair Value of the Sale Shares shall be the value that the Expert certifies to be the fair market value in his opinion based on the following assumptions:

(a)

the value of the shares in question is that proportion of the fair market value of the entire issued share capital of the JVC that the Sale Shares bear to the then total issued share capital of the JVC (with no premium or discount for the size of the Seller's shareholding or for the rights or restrictions applying to the shares under this agreement or the Articles);

(b)	the sale is between a willing buyer and a willing seller on the open market;

(c)	the sale is taking place on the date that the Obligatory Transfer Event occurred;

(d)	if the JVC is then carrying on its Business as a going concern, on the assumption that it shall continue to do so;

(e)	the shares are sold free of all Encumbrances; and

(f)	[to take account of any other factors that the Expert reasonably believes should be taken into account .]

16.5	If any problem arises in applying any of the assumptions set out in clause 16.4, the Expert shall resolve the problem in whatever manner he shall, in his absolute discretion, think fit.

16.6	The Expert shall be requested to determine the Fair Value of the Sale Shares within 90 Business Days of his appointment and to notify the Buyer and Seller in writing of his determination.

16.7	The service of a notice to buy under clause 16.3 shall bind the parties to buy and sell the shares, as the case may be, in accordance with clause 19.

16.8

If at the end of the period specified in clause 16 .3 the Buyer has not served a notice to buy the Sale Shares, the Buyer may elect by written notice served on the Seller for the JVC to be wound up in accordance with clause 18.

17.	EXPERT

17.1	An Expert is a person appointed in accordance with this clause to resolve a matter under this agreement .

17.2	The parties shall endeavour to agree on the identity of an independent Expert and such independent Expert shall be jointly appointed by the parties.

17.3

If the parties are unable to agree on the identity of an Expert within 21 Business Days of either party serving details of a suggested expert on the other, either party shall then be entitled to request the then President of the Institute of Chartered Accountants in England and Wales to appoint an Expert who is an accountant of repute with experience in the valuation of private companies limited by shares.

17.4

Subject to clause 16.6, the Expert is required to prepare a written decision and give notice (including a copy) of the decision to the parties within a maximum of three months of the matter being referred to the Expert.

17.5	If the Expert dies or becomes unwilling or incapable of acting, or does not deliver the decision within the time required by this clause then:

(a)	either party may apply to the then President of the Institute of Chartered Accountants in England and Wales to discharge the Expert and to appoint a replacement Expert with the required expertise; and

(b)	this clause applies in relation to the new Expert as if he were the first Expert appointed.

17.6	All matters under this clause shall be conducted, and the Expert's decision shall be written, in the English language.

17.7

The parties are entitled to make submissions to the Expert including oral submissions] and shall provide (or procure that others including the JVC provide) the Expert with such assistance and documents as the Expert reasonably requires for the purpose of reaching a decision, subject to the Expert agreeing to give such confidentiality undertakings as the parties may reasonably require.

17.8

To the extent not provided for by this clause, the Expert may in his reasonable discretion determine such other procedures to assist with the conduct of the determination as he considers just or appropriate[, including (to the extent he considers necessary,) instructing professional advisers to assist him in reaching his determination].

17.9

Each party shall with reasonable promptness supply (and procure that others including the JVC supply) each other with all information and give each other access to all documentation and personnel as the other party reasonably requires to make a submission under this clause.

17.10

The Expert shall act as an expert and not as an arbitrator . The Expert's written decision on the matters referred to him shall be final and binding on the parties in the absence of manifest error or fraud.

17.11

Each party shall bear its own costs in relation to the reference to the Expert. The Expert's fees and any costs properly incurred by him in arriving at his determination (including any fees and costs of any advisers appointed by the Expert) shall be borne by the parties [equally or in such other proportions as the Expert shall direct].

18.	TERMINATION AND LIQUIDATION

18.1	Except for the provisions which this clause states shall continue in full force after termination, this agreement shall terminate:

(a)	when one party ceases to hold any shares in the JVC;

(b)

when a resolution is passed by shareholders or creditors, or an order made by a court or other competent body or person instituting a process that shall lead to the JVC being wound up and its assets being distributed among the JVC's creditors, shareholders or other contributors; or

18.2	The following provisions of this agreement remain in full force after termination:

(a)	Clause 1 (interpretation);

(b)	Clause 8 (restrictions on the parties);

(c)	Clause 13 (tax matters);

(d)	this clause;

(e)	Clause 21 (confidentiality);

(f)	Clause 23 (whole agreement);

(g)	Clause 25 (variation and waiver);

(h)	Clause 26 (costs);

(i)	Clause 30 (notice);

(j)	Clause 31 (language);

(k)	Clause 32 (severance);

(l)	Clause 36 (governing law and jurisdiction); and

18.3	Termination of this agreement shall not affect any rights or liabilities that the parties have accrued under it.

18.4

If this agreement terminates (other than by reason of a transfer of shares pursuant to clause 14.3) each party shall, if requested by the other, procure that the name of the JVC is changed to avoid confusion with the name of the party making the request.]

18.5	Where the JVC is to be wound up and its assets distributed, the parties shall agree a suitable basis for dealing with the interests and assets of the JVC and shall endeavour to ensure that:

	(a)	all existing contracts of the JVC are performed to the extent that there are sufficient resources;

	(b)	the JVC shall not enter into any new contractual obligations;

	(c)	the JVC is dissolved and its assets are distributed as soon as practical;

(d)

any assets transferred to the JVC pursuant to the Sarwar Agreement shall be returned to Sarwar or as Sarwar directs and any assets transferred to the JVC pursuant to the G7 Agreement shall be returned to G7 or as G7 directs; and

(e)

any other [proprietary information or intellectual property rights] belonging to or originating from a party shall be returned to it by the other party or the JVC and all such [proprietary information or intellectual property rights] shall be erased from the computer systems [(to the extent possible)] of the JVC and the party who is returning it.

18.6

Where any party is required by any law, regulation or governmental or regulatory authority to retain any [proprietary] information (or copies of such information) of the other party or the JVC, it shall notify the other party in writing of such retention giving details of the information that it has been required to retain.

19.	COMPLETION OF THE SALE AND PURCHASE OF SHARES IN THE JVC

19.1	At completion the party selling the shares shall:

(a)

transfer the shares free from all Encumbrances by way of a duly completed share transfer form to the buyer together with the relevant share certificate and such other documents as the buyer may reasonably require to show good title to the shares or enable it to be registered as the holder of the shares;

	(b)	deliver the resignations of any directors appointed by the selling party to take effect at completion and acknowledging that they have no claims against the JVC;

	(c)	warrant that it has no right to require the JVC to issue it with any share capital or other securities and that no Encumbrance affects any unissued shares or other securities of the JVC;

	(d)	warrant that it is selling the shares with full title guarantee;

(e)

warrant that no commitment has been given to create an Encumbrance affecting the shares being sold (or any unissued shares or other securities of the JVC) and that no person has claimed any rights in respect thereof;

	(f)	undertake to do all it can, at its own cost, to give the buyer the full legal and beneficial title to the shares[; and

	(g)	[provide the JVC with a waiver in writing of any rights it may have to be issued with any share capital or other securities in the JVC.]]

19.2

At completion the buying party shall pay the purchase price by and appropriate agreed method of payment to the selling party or its lawyers who have been irrevocably authorised by the selling party to receive it.

19.3

At or before completion the JVC shall repay any loans made by the selling party to the JVC (together with any interest accrued thereon) and the parties shall use their best endeavours to procure that the selling party is released from any guarantees, security arrangements and other obligations that it has given in respect of the JVC and its business.

19.4

The parties shall procure the registration (subject to due stamping by the buyer) of the transfer of shares in the JVC pursuant to this clause and each of them consents to such transfer and registration pursuant to this agreement and the Articles.

19.5

The shares shall be sold with all rights that attach, or may in the future attach, to them (including the right to receive all dividends and distributions declared, made or paid on or after the events referred to in clause 19.2(a), clause 19. 2(b), and clause 19.2(c)).

19.6	The party buying the shares is not obliged to complete the purchase of any of the shares being sold unless the purchase of all the shares being sold is completed simultaneously.

19.7	If the party selling the shares fails to complete the transfer of shares as required under this clause, the JVC:

(a)

is irrevocably authorised to appoint any person to transfer the shares on the selling party's behalf and to do anything else that the party buying the shares may reasonably require to complete the sale; and

(b) may receive the purchase price in trust for the party selling the shares, giving a receipt that shall discharge the party buying the shares.

20.	STATUS OF AGREEMENT

20.1

Each party shall, to the extent that it is able to do so, exercise all its voting rights and other powers in relation to the JVC to procure that the provisions of this agreement are properly and promptly observed and given full force and effect according to the spirit and intention of the agreement.

20.2	If any provision in the Articles conflicts with any provision of this agreement, this agreement shall prevail as between the parties.

20.3

The parties shall, when necessary, exercise their powers of voting and any other rights and powers they have to amend, waive or suspend a conflicting provision in the Articles to the extent necessary to permit the JVC and its business to be administered as provided in this agreement.

21.	CONFIDENTIALITY

21.1	In this clause Confidential Information means any information which:

(a)

either party may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the JVC (including, without limitation, any information provided pursuant to clause 11);

(b)

either party or any member of its Group may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the other party or any member of the other party's Group, as a consequence of the negotiations relating to this agreement or any other agreement or document referred to in this agreement or the performance of the agreement or any other agreement or document referred to in this agreement; or

(c)	relates to the contents of this agreement (or any agreement or arrangement entered into pursuant to this agreement),

but excludes the information in clause 21. 2.

21.2	Information is not Confidential Information if:

(a)	it is or becomes public knowledge other than as a direct or indirect result of the information being disclosed in breach of this agreement;

(b)

either party can establish to the reasonable satisfaction of the other party that it found out the information from a source not connected with the other party or its Group and that the source is not under any obligation of confidence in respect of the information;

(c)

either party can establish to the reasonable satisfaction of the other party that the information was known to the first party before the date of this agreement and that it was not under any obligation of confidence in respect of the information; or

(d)	the parties agree in writing that it is not confidential.

21.3

Each party shall at all times use all reasonable endeavours to keep confidential (and to ensure that its employees, agents, subsidiaries and the employees and agents of such subsidiaries, and the JVC (in respect of information specified in clause 21.1(b) and clause 21.1(c)) shall keep confidential) any Confidential Information and shall not use or disclose any such Confidential Information except:

	(a)	to another member of the Sarwar Group or G7 Group, as the case may be, or to a party's professional advisers where such disclosure is for a purpose related to the operation of this agreement;

	(b)	with the written consent of such of the JVC or the party or any member of its Group that the information relates to;

(c)

as may be required by law or by the rules of any recognised stock exchange, or governmental or other regulatory body, when the party concerned shall, if practicable, supply a copy of the required disclosure to the other before it is disclosed and incorporate any amendments or additions reasonably required by the other and which would not thereby prevent the disclosing party from complying with its legal obligations;

	(d)	to any tax authority to the extent reasonably required for the purposes of the tax affairs of the party concerned or any member of its Group; or

	(e)	if the information comes within the public domain (otherwise than as a result of the breach of this clause 21.3) .

21.4

Each party shall inform (and shall use all reasonable endeavours to procure that any subsidiary and the JVC shall inform) any officer, employee or agent or any professional adviser advising it in relation to the matters referred to in this agreement, or to whom it provides Confidential Information, that such information is confidential and shall require them:

	(a)	to keep it confidential; and

	(b)	not to disclose it to any third party (other than those persons to whom it has already been disclosed in accordance with the terms of this agreement).

21.5

Upon termination of this agreement, either party may demand from the other and the JVC the return of any documents containing Confidential Information in relation to the first party by notice in writing whereupon the other party shall (and shall use all reasonable endeavours to ensure that its subsidiaries, and its officers and employees and those of its subsidiaries and the JVC shall):

(a)	return such documents; and

(b)	destroy any copies of such documents and any other document or other record reproducing, containing or made from or with reference to the Confidential Information,

save, in each case, for any submission to or filings with governmental, tax or regulatory authorities. Such return or destruction shall take place as soon as practicable after the receipt of any such notice.

21.6	The obligations of each of the parties in this clause 21 shall continue without limit in time and notwithstanding termination of this agreement for any cause.

21.7	On the signing of this agreement the parties shall issue a joint announcement about the formation of the JVC in the agreed form.

22.	WARRANTY

Each party warrants and represents to the other that, at the date of this agreement, the JVC has not carried on any business, has no assets or liabilities, has no employees and is not a party to any contracts except as necessary to comply with clause 4.

23.	WHOLE AGREEMENT

23.1

This agreement, and any documents referred to in it or executed contemporaneously with it, constitute the whole agreement between the parties and supersede all previous arrangements, understandings and agreements between them, whether oral or written, relating to their subject matter.

23.2

Each party acknowledges that in entering into this agreement, and any documents referred to in it [or executed contemporaneously with it], it does not rely on, and shall have no remedy in respect of, any representation or warranty (whether made innocently or negligently) that is not set out in this agreement or those documents.

23.3	Nothing in this clause 23 shall limit or exclude any liability for fraud.

24.	ASSIGNMENTS

24.1

No person may assign, or grant any Encumbrance over [or sub-contract,] or deal in any way with, any of its rights and obligations under this agreement or any document referred to in it without the prior written consent of all the parties [(such consent not to be unreasonably conditioned, withheld or delayed)].

24.2	Each person that has rights under this agreement is acting on its own behalf.

25.	VARIATION AND WAIVER

25.1	A variation of this agreement shall be in writing and signed by or on behalf of all parties.

25.2	A waiver of any right under this agreement is only effective if it is in writing and it applies only to the person to which the waiver is addressed and the circumstances for which it is given.

25.3	A person that waives a right in relation to one person, or takes or fails to take any action against that person, does not affect its rights against any other person.

25.4

No failure to exercise or delay in exercising any right or remedy provided under this agreement or by law constitutes a waiver of such right or remedy or shall prevent any future exercise in whole or in part thereof.

25.5	No single or partial exercise of any right or remedy under this agreement shall preclude or restrict the further exercise of any such right or remedy.

25.6	Unless specifically provided otherwise, rights and remedies arising under this agreement are cumulative and do not exclude rights and remedies provided by law.

26.	COSTS

Unless otherwise provided, all costs in connection with the negotiation, preparation, execution and performance of this agreement, shall be borne by the party that incurred the costs.

27.	NO PARTNERSHIP

The parties to this agreement are not in partnership with each other and there is no relationship of principal and agent between them.

28.	GOOD FAITH

28.1

All transactions entered into between either party [or any of its subsidiaries] and the JVC shall be conducted in good faith and on the basis set out or referred to in this agreement or, if not provided for in this agreement, as may be agreed by the parties and, in the absence of such agreement, on an arm's length basis.

28.2	Each party shall at all times act in good faith towards the other and shall use all reasonable endeavours to ensure that this agreement is observed.

28.3	Each party shall do all things necessary and desirable to give effect to the spirit and intention of this agreement .

29.	THIRD PARTY RIGHTS

29.1	A person who is not a party to this agreement shall not have any rights under or in connection with it by virtue of the Contracts (Rights of Third Parties) Act 1999

29.2

The right of the parties to terminate, rescind or agree any amendment, variation, waiver or settlement under this agreement is not subject to the consent of any person that is not a party to the agreement.

30.	NOTICE

30.1	A notice given under this agreement:

(a) shall be in writing in the English language (or be accompanied by a properly prepared translation into English);

(b)

shall be sent for the attention of the person, and to the address, or fax number, given in this clause 30 (or such other address, fax number or person as the relevant party may notify to the other party); and

(c) shall be:

(i) delivered personally; or

(ii) delivered by commercial courier; or

(iii) sent by fax; or

(iv)	sent by pre-paid United Kingdom first-class post or recorded delivery; or

(v)	[(if the notice is to be served or given outside the country from which it is sent) sent by reputable international overnight courier; or]

(vi)	sent by email to an email address notified by the relevant party to the other party for such purpose (if the notice is served or given under any of clause 6.4 to clause 6.10) .

30.2	If a notice has been properly sent or delivered in accordance with this clause, it will be deemed to have been received as follows:

	(a)	if delivered personally, at the time of delivery; or

	(b)	if delivered by commercial courier, at the time of signature of the courier's delivery receipt; or

	(c)	if sent or supplied by electronic means, [one] hour after the notice was sent or supplied;

(d)

if sent by pre-paid United Kingdom first class post to an address in the United Kingdom or recorded delivery, [48] hours after it was posted [or [five] Business Days after posting either to an address outside the United Kingdom or from outside the United Kingdom to an address within the United Kingdom, if (in each case) sent by reputable international overnight courier addressed to the intended recipient, provided that delivery in at least [five] Business Days was guaranteed at the time of sending and the sending party receives a confirmation of delivery from the courier service provider]; or

(e)

if deemed receipt under the previous paragraphs of this sub-clause is not within business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of receipt), when business next starts in the place of deemed receipt [and all references to time are to local time in the place of deemed receipt].

30.3

To prove delivery it is sufficient to prove that the notice was transmitted by fax to the fax number of the party or, in the case of post, that the envelope containing the notice was properly addressed and posted.

31.	LANGUAGE

If this agreement is translated into any language other than English, the English language text shall prevail.

32.	SEVERANCE

32.1

If any provision of this agreement (or part of a provision) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, the other provisions shall remain in force.

32.2

If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.

33.	FURTHER ASSURANCE

Without prejudice to clause 4, each party shall promptly execute and deliver all such documents, and do all such things, as the other party may from time to time reasonably require for the purpose of giving full effect to the provisions of this agreement .

34.	COUNTERPARTS

This agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

35.	AGREEMENT SURVIVES COMPLETION

This agreement (other than obligations that have already been fully performed) remains in full force after Completion.

36.	GOVERNING LAW AND JURISDICTION

36.1

This agreement and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) are governed by and construed in accordance with the law of England.

36.2

The parties irrevocably agree that the courts of England have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non- contractual disputes or claims).

This agreement has been entered into on the date stated at the beginning of it.

Schedule	Matters reserved for shareholder approval

1.

Permitting the registration of any person as a member of the JVC other than Sarwar and G7 in relation to their initial investment and any of their transferees in accordance with the terms of this agreement.

2.	Altering the name of the JVC.

3.	Altering in any respect the Articles or the rights attaching to any of the shares in the JVC.

4.	Changing the nature of the JVC's Business or the commencement of any new business by the JVC which is not ancillary or incidental to the Business.

5.	Making any acquisition or disposal by the JVC of any material asset(s) otherwise than in the ordinary course of business.

6.	Creating or granting any Encumbrance over the whole or any part of the Business, undertaking or assets of the JVC or over any shares in the JVC or agreeing to do so .

7.	Appointing any agent or other intermediary to conduct any of the JVC's Business

SIGNED by or on behalf of the parties the day and year first before written.

Signed by ______________________

for and on behalf of Sarwar

Signed by ______________________

on behalf of G7

30

JOINT VENTURE 4

10 JULY 2012

JOINT VENTURE SHAREHOLDERS'
AGREEMENT

AGREEMENT

Between

CHESHIRE HOMES UK LTD

AND

G7 ENTERTAINMENT LIMITED

THIS AGREEMENT is dated 20 July 2012

PARTIES

(1)        CHESHIRE HOMES UK LTD of 37 Anson Road, Manchester, M14 5DA (“Cheshire”)
(2)        G7 ENTERTAINMENT LIMITED incorporated and registered in Canada whose registered office is at 250-1090 West Georgia Street, Vancouver, V6E 3V7 (”G7”).

BACKGROUND

(t)	Cheshire is the registered owner of certain real estate assets as identified on a Schedule A of this agreement , (the “Assets”).

(u)	The Assets are encumbered by certain mortgages held by financial institutions as identified in Schedule B be of this agreement, (the “Mortgage”)

(v)

Cheshire and G7 have agreed to form a joint venture for the purpose of securing financing to pay out the existing mortgage holder of the Mortgage in order to avoid a foreclosure by the existing mortgage holder on the Assets. Both Cheshire and G7 understand and acknowledge that if the current mortgage holder forecloses on the mortgage, the Assets may be forfeited and of no value to Cheshire or G7.

(w)

Cheshire and G7 each hold one ordinary share of £1 each in a newly formed company incorporated in England and Wales Known as CHESHIRE HOME ESTATES LIMITED and whose registered office will be 37 Anson Road, Manchester, M14 5DA

(JVC).

(x)

JVC will issue 100 class B Ordinary Shares, 60% of which will be allocated to G7 for G7, and/or G7’s shareholders, arranging financing through their contacts to payout the existing Mortgage and 40% will be allocated to Cheshire for transferring title of the assets to the JVC

(y)	Cheshire will deliver a Market Value appraisal of the Assets that have been established by professional RICS Surveyors to be verified through the due diligence process carried out by G7’s Agents

(g)	The JVC shall carry on business in accordance with the terms and conditions of this agreement.

(h)	Cheshire and G7 shall exercise their rights in relation to the JVC in accordance with the terms and conditions of this agreement.

AGREED TERMS

1.	INTERPRETATION

1.1	The definitions and rules of interpretation in this clause apply in this agreement.

Act: the Companies Act 2006.

Adequate Procedures: adequate procedures, as referred to in section 7(2) of the Bribery Act 2010 and any guidance issued by the Secretary of State under section 9 of the Bribery Act 2010.

Articles: the new articles of association of the JVC in the agreed form to be adopted on or prior to Completion as amended or superseded from time to time.

Associated Person: means in relation to a company, a person (including an employee, agent or subsidiary) who performs services for or on that company's behalf.

Board: the board of directors of the JVC as constituted from time to time.

Business: has the meaning given in clause 2.

Business Day: any day (other than a Saturday, Sunday or public holiday in the United Kingdom) on which clearing banks in the City of London are generally open for business.

Business Plan: has the meaning given in clause 10.

Completion: the completion of the formation of the JVC in accordance with clause 4.

Completion Date: has the meaning given in clause 4.2.

Conditions: the conditions set out in clause 5.

Confidential Information: has the meaning given in clause

21. Continuing Shareholder: has the meaning given in clause

14.5. Electronic form: has the meaning given in section 1168 of the Act.

Eligible Director: any Eligible Cheshire Director or Eligible G7 Director (as the case may be). (but excluding any Director whose vote is not to be counted in respect of the particular matter).

Encumbrance: includes any mortgage, charge (fixed or floating), pledge, lien, hypothecation, guarantee, trust, right of set-off or other third party right or interest (legal or equitable) including any assignment by way of security, reservation of title or other security interest of any kind, howsoever created or arising, or any other agreement or arrangement (including a sale and repurchase agreement) having similar effect.

Expert: a person appointed in accordance with clause 17 to resolve a matter under this agreement.

Fair Value: means the value of any shares determined in accordance with clause 16.

Financial Year: in relation to the JVC, means a financial accounting period of 12 months ending on the date given in clause 4.3(h) but, in the first year in which the JVC is formed, means the period starting with the day the JVC is formed and ending on the date given in clause 4.3(h) .

Group: in relation to a company, that company, any subsidiary or holding company from time to time of that company, and any subsidiary from time to time of a holding company of that company; and each company in a Group is a member of the Group.

holding company and subsidiary: mean a "holding company" and "subsidiary" as defined in section 1159 of the Act [and a company shall be treated, for the purposes only of the membership requirement contained in subsections 1159(1)(b) and (c) of the Act, as a member of another company even if its shares in that other company are registered in the name of (a) another person (or its nominee), whether by way of security or in connection with the taking of security, or (b) its nominee].

Notice of Obligatory Transfer Event: has the meaning given in clause 16.1.

Obligatory Transfer Event: in relation to a party, any event specified in clause 15 that happens to that party.

Reserved Matters: the matters listed in the Schedule.

Shareholders: the holders of shares in the JVC.

Tax Act 2010: the Corporation Tax Act 2010.

Transfer Notice: has the meaning given in clause 14.5.

Director: any director appointed to the Board by the shareholders of the JVC.

1.2	Clause, schedule and paragraph headings do not affect the interpretation of this agreement.

1.3	A reference to a clause or a schedule is a reference to a clause of, or schedule to, this agreement. A reference to a paragraph is to a paragraph of the relevant schedule.

1.4	A person includes a natural person, a corporate or unincorporated body (whether or not having a separate legal personality).

1.5	Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

1.6	Unless the context otherwise requires, a reference to one gender includes a reference to the other genders.

1.7	All warranties, representations, agreements and obligations expressed to be given or entered into by more than one person are given or entered into jointly and severally by the persons concerned.

1.8

A reference to a particular statute, statutory provision or subordinate legislation is a reference to it as it is in force [from time to time OR at the date of this agreement] taking account of any amendment or re-enactment and includes any statute, statutory provision or subordinate legislation which it amends or re- enacts and subordinate legislation for the time being in force made under it [provided that, as between the parties, no such amendment or re-enactment shall app ly for the purposes of this agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party].

1.9

A reference to writing or written includes faxes but no other electronic form, save for the purposes of clause 6.4 to clause 6.10, where a reference to writing or written includes electronic forms and the sending or supply of notices in electronic form.

1.10	Documents in agreed form are documents in the form agreed by the parties to this agreement and initialled by them or on their behalf for identification.

1.11	A reference in this agreement to a document is a reference to the document whether in paper or electronic form.

1.12	Where the words include(s), including or in particular are used in this agreement, they are deemed to have the words "without limitation" following them.

1.13	Any obligation in this agreement on a person not to do something includes an obligation not to agree or allow that thing to be done.

1.14	Where the context permits, other and otherwise are illustrative and shall not limit the sense of the words preceding them.

1.15	[References to times of day are, unless the context requires otherwise, to [London] time and references to a day are to a period of 24 hours running from midnight on the previous day.]

2.	THE BUSINESS OF THE JVC

2.1	The business of the JVC is to buy and sell, residential and commercial properties, distressed property portfolios.

2.2	Each party shall use its reasonable endeavours to promote and develop the business of the JVC to the best advantage of the JVC.

3.	PERIOD TO COMPLETION

3.1

The parties shall procure that prior to Completion and except as required by clause 4, the JVC shall not carry on any trade or business or be engaged in any activities of any sort nor have any assets or liabilities.

4.	COMPLETION

4.1	Completion shall take place on the Completion Date at:

(a) any place agreed in writing by the parties.

4.2	Completion Date means 18 July 2012 but if the Conditions have not been satisfied or waived in accordance with clause 5 (conditions) on or before that date means:

(a) the second Business Day after they are all satisfied or waived; or

(b) any other date agreed in writing by the parties.

4.3	At Completion the parties shall procure that such shareholder and board meetings of the JVC are held as may be necessary to:

(a) adopt the Articles in the agreed form;

(b) change the JVC's name to CHESHIRE HOMES ESTATES LIMITED;

(c)

appoint M.A. ALI AND M.N. SALIM as directors and appoint other directors as agreed upon by Cheshire and G7 which director representation may, if so desired by G7, reflect the pro-rata ownership of the JVC.

(d)	resolve that the registered office of the JVC shall be at Victoria House 37 Anson Road Victoria Park Manchester, M14 5DA

(e)	appoint any as the auditors of the JVC;

(f)	appoint any High Street bank as the [principal] bankers to the JVC; and

(g)	resolve that the JVC's Financial Year shall end in June in each year.

5.	CONDITIONS

	(a)	all other necessary regulatory and governmental consents having been obtained.

	(b)	both parties having passed at general meetings approving this agreement.

(c)	no person having threatened or commenced any proceedings to prohibit or otherwise challenge the transaction.

(d)	no legislation or regulation being proposed or passed that would prohibit or materially restrict the implementation of the agreement or the participation in the JVC of either party.

(e)

the Cheshire Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

(f)

the G7 Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

(g)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the Cheshire Business, taken as a whole, or any event or circumstance that may result in such material adverse change.

(h)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the G7 Business, taken as a whole, or any event or circumstance that may result in such material adverse change]

5.2	A Condition may only be waived by both parties in writing.

5.3	If at any time either party becomes aware of a fact or circumstance that might prevent a Condition being satisfied, it shall immediately inform the other party.

6.	DIRECTORS AND MANAGEMENT

6.1

The Board has responsibility for the supervision and management of the JVC and its business but shall obtain the prior written approval of the shareholders of the JVC before taking any decision in relation to any of the Reserved Matters.

6.2	There shall be a minimum number of 2 directors and no more than 5 directors on the Board as appointed by the shareholders of the JVC.

6.3

The post of chairman shall be held by an Cheshire Director. The chairman shall have a casting vote. If the chairman for the time being is unable to attend any meeting of the Board the party who appointed him shall be entitled to appoint another Director appointed by it to act as chairman at the meeting.

6.4

The shareholders of the JVC may nominate a director, and remove a director by unanimous consent resolution or by a vote at a properly conviened shareholder meeting of the JVC. The appointment or removal takes effect on the date on which the consent resolution is received by the JVC or, if a later date is given in the notice, on that date. Each party will consult with the other prior to any appointment or removal of a director .

6.5	The parties intend there to be a meeting of directors at least once every 6 months to be held at an agreed location.

6.6	A director may, and at the request of a director, the secretary shall, call a meeting of directors.

6.7	The parties shall ensure that at least seven Business Days' notice of a meeting of directors is given to all directors entitled to receive notice accompanied by:

(a) an agenda specifying in reasonable detail the matters to be raised at the meeting [or the committee meeting]; and

(b) copies of any papers to be discussed at the meeting [or the committee meeting].

6.8	This Section intentionally left blank.

6.9	Matters not on the agenda, or business conducted in relation to those matters, may not be raised at a meeting of directors unless all the directors [present] agree in writing .

6.10	This Section intentionally left blank.

6.11	No business shall be conducted at any meeting of directors unless a quorum is present at the beginning of the meeting and at the time when there is to be voting on any business.

6.12	If a quorum is not present within 30 minutes after the time specified for a directors' meeting in the notice of the meeting then it shall be adjourned for10 Business Days at the same time and place.

6.13	This Section intentionally left blank.

6.14	Meetings of directors shall make decisions by passing resolutions. A resolution is passed if more votes are cast for it than against it.

6.15	At a meeting of directors, each director has one vote.

7.	FINANCE FOR THE JVC

7.1	The parties envisage that the JVC shall be financed from the purchase of the shares of G7 as per recitals (A) to (H)

7.2	If it needs any additional initial finance, the JVC shall seek a loan from its principal banker and raise finance or refinance.

7.3

There is no obligation on the parties to provide any further finance to the JVC but, if they do so, the parties shall each provide the same amount on the same terms unless they agree otherwise in writing.

8.	RESTRICTIONS ON THE PARTIES

8.1

Neither party nor any of its subsidiaries shall, during the times specified below, offer employment to, enter into a contract for the services of, or attempt to solicit or seek to entice away from the JVC any individual who is at the time of the offer, or attempt, a director, officer or employee holding an executive or managerial position with the JVC or procure or facilitate the making of any such offer or attempt by any other person. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder.

8.2

Neither party nor any of its subsidiaries shall, during the times specified below, solicit or endeavour to entice away from the JVC any supplier who supplies, or has supplied within the previous 12 months, goods AND/OR services to the JVC or, where the party is no longer a Shareholder, any supplier who has supplied goods AND/OR services to the JVC at any time during the period of 12 months immediately preceding the party in question ceasing to be a Shareholder if that solicitation or enticement causes or would cause such supplier to cease supplying, or materially reduce its supply of, those goods AND/OR services to the JVC or any of its subsidiaries]. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder

8.3

The undertakings in this clause are given by each party to the other and to the JVC and apply to actions carried out by each party (or any of its subsidiaries) in any capacity and whether directly or indirectly, on the party's (or subsidiary's) own behalf, on behalf of any other person or jointly with any other person.

8.4

Each of the covenants in this clause is considered fair and reasonable by the parties. If any such restriction shall be found to be unenforceable but would be valid if any part of it were deleted or the period or area of application reduced, the restriction shall apply with such modifications as may be necessary to make it valid and effective.

8.5	Each party shall procure that its subsidiaries comply with the terms of this clause.

9.	ANTI-CORRUPTION

9.1	Each party undertakes to the other party that:

(a)

it will not, and will procure that the JVC will not, in the course of the operation of the Business, engage in any activity, practice or conduct which would constitute an offence under sections 1, 2 or 6 of the Bribery Act 2010;

(b)

it has and will maintain in place, and will procure that the JVC has and will maintain in place, Adequate Procedures designed to prevent any Associated Person from undertaking any conduct that would give rise to an offence under section 7 of the Bribery Act 2010; and

(c)

from time to time, at the reasonable request of the other party, it will confirm in writing that it has complied with its undertakings under clause 9.1(a) and clause 9.1(b) and will provide any information reasonably requested by the other party in support of such compliance.

9.2	Breach of any of the undertakings in this clause shall be deemed to be a material breach of the agreement for the purpose of clause 15.]

10.	THE BUSINESS PLAN

10.1	The Business Plan is an annual business plan for the JVC prepared by the JVC and it shall include in relation to the Financial Year to which it relates:

	(a)	a cash flow statement giving:

(i) an estimate of the working capital requirements; and

(ii)

an indication of the amount (if any) that it is considered prudent to retain, for the purpose of meeting those requirements, out of those profits of the previous Financial Year that are available for distribution to shareholders;

	(b)	an annually projected profit and loss account;

	(c)	an operating budget (including capital expenditure requirements) and balance sheet forecast;

	(d)	a management report giving business objectives for the year; and

(e)

a financial report which shall include an analysis of the estimated results of the JVC for the previous Financial Year compared with the Business Plan for that year, identifying variations in sales revenues, costs and other material items.

10.2	The Business Plan for the Financial Year in which the JVC is formed shall be in agreed form and adopted by the parties at Completion.

10.3	The Business Plan for every other Financial Year shall be:

	(a)	prepared by the Board within 45 days of the end of the preceding Financial Year (the first day being the first day of the Financial Year to which the plan relates); and

	(b)	adopted and approved by the parties [by agreement in writing or at [a OR the annual] general meeting of Shareholders] as soon as possible after it has been prepared.

11.	ACCOUNTING

11.1

The JVC shall at all times maintain accurate and complete accounting and other financial records including all corporation tax computations and related documents and correspondence with HM Revenue & Customs in accordance with the requirements of all applicable laws and generally accepted accounting principles applicable in the United Kingdom.

11.2	Each party and its authorised representatives shall be allowed access at all reasonable times to examine the books and records of the JVC.

11.3

The JVC shall supply each party with the financial [and other] information necessary to keep the party informed about how effectively the Business of the JVC is performing and in particular shall supply each party with:

	(a)	a copy of each year's Business Plan for approval in accordance with clause 10.3;

(b)

a copy of the audited accounts of the JVC prepared in accordance with the laws applicable in and the accounting standards, principles and practices generally accepted in the United Kingdom, within 9 months of the end of the year to which the audited accounts relate; and

11.4

Each party shall be entitled to require the JVC, and the JVC shall as soon as possible comply with such a request, to provide any documents, information and correspondence necessary (at the cost of the party making the request) to enable the relevant party to comply with filing, elections, returns or any other requirements of HM Revenue & Customs or of any other revenue or tax authority.

12.	DIVIDEND POLICY

12.1	Subject to the requirements of the Act, dividend extraction will be on ownership basis on class B ordinary shares.

13.	TAX MATTERS

13.1

Unless the parties otherwise expressly agree in writing, the parties shall procure that all of the JVC's trading losses and all other amounts eligible for relief from taxation shall be carried by the JVC and not surrendered (wholly or partly) to the parties.

13.2

Unless the parties otherwise expressly agree in writing, and to the maximum extent permitted by law, each party shall be entitled to surrender (and to procure that any other company which is a member of its Group and which is entitled to consent to a surrender pursuant to sections 130, 132, 133 and 153 of the Tax Act 2010, surrenders) to the JVC, trading losses and other amounts eligible for relief from corporation tax under Chapter 4 of Part 5, of the Tax Act 2010 (in proportion to the relevant party's interest in the Cheshire and G7 Shares). For this purpose the following provisions shall apply:

(a)

each party shall give and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) gives all consents and each party shall take and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) takes such other action as may reasonably be required to ensure that such surrenders are effectively made within any relevant time limits;

(b)

in respect of any such surrender, each party shall procure that the JVC shall make a payment to the relevant surrendering company as respects the amount surrendered (as referred to in section 183 of the Tax Act 2010) [within [nine months] of the end of the claim period (within the meaning of section 130(2) of the Tax Act 2010)] [not later than [14 Business Days] after the delivery of the relevant company's tax return or amended tax return for the relevant claim period];

	(c)	the amount of any payment referred to in clause 13.2(b) shall be equal to the amount of corporation tax saved by the claimant company as a result of the surrender; and

(d)

any such payment made pursuant to clause 13.2(b) shall be subject to return if, and to the extent, that it is determined that relevant losses or other amounts surrendered are not available for surrender or there is an insufficiency of profits of the claimant company and any such payment shall be adjusted to the extent that it is subsequently found to have been incorrectly calculated.]

14.	Potential Future Sale Of The Assets

It is the intent of G7 and Cheshire to have the JVC seek a future sale of the Assets to a publicly traded company that may be listed on the United States OTC:BB trading platform or other trading platform or stock exchange.

At the time of such sale, if and when completed, the shareholders of the JVC may elect to wind up the JVC whereas the remaining cash assets would be distributed amongst the shareholders of the JVC on a pro rata basis to their share ownership of the JVC. The JVC may also elect to continue business and distribute a portion, of the cash assets to be determined in good faith of the shareholders of the JVC following those procedures outlined below within this agreement for winding up the JVC and/or disposing of assets of the JVC.

14.1

No party shall transfer, grant any security interest over, or otherwise dispose of or give any person any rights in or over any share or interest in any share in the JVC unless it is permitted or required under this agreement and carried out in accordance with the terms of this agreement . If a party transfers (or purports to transfer) any shares other than in accordance with this clause, it shall be deemed to have served a Transfer Notice.

14.2	A party may do anything prohibited by this clause if the other party has consented to it in writing.

14.3

A party may transfer all of its shares in the JVC to a member of its Group without following the steps in this clause if, at the time of the transfer and in relation to all the shares being transferred, the transferring party:

(a)

procures that the transferee executes and delivers to the other party a deed of adherence in the form annexed to this agreement agreeing to be bound by the terms of this agreement as if it were a party to it; and

(b) guarantees all the obligations and any liabilities of the transferee under that agreement.

14.4	A party may transfer all of its shares in the JVC to any person for cash and not on deferred terms if the party follows the steps in this clause.

14.5	The party wishing to transfer its shares (Seller) shall give an irrevocable notice (Transfer Notice) to the other party (Continuing Shareholder) of the details of the proposed transfer including:

(a) if it wishes to sell its shares to a third party, the name of the proposed transferee; and

(b) the price (in cash) at which it wishes to transfer its shares.

14.6

If the Continuing Shareholder gives notice to the Seller within [28] days of receiving the Transfer Notice (the first day being the day after it receives the Transfer Notice) that it wishes to buy all the Seller's shares in the JVC, the Continuing Shareholder shall have the right to do so at the price specified in the Transfer Notice.

14.7

The Continuing Shareholder is bound to buy all the Seller's shares when it gives notice to the Seller under clause 14.6 that it wishes to do so. The sale and purchase of shares shall take place on the terms set out in clause 19.

14.8

If at the expiry of the period specified in clause 14.6, the Continuing Shareholder has not notified the Seller that it wants to buy the shares, the Seller may transfer all its shares in the JVC to the buyer identified in the Transfer Notice at a price not less than the price specified in that notice provided that it does so within [NUMBER] months of the expiry of the period specified in clause 14.6.

14.9

Each party undertakes (in respect of the shares that it holds) to give, and to use its reasonable efforts to procure that shareholders in its Group give, the approvals required for the transfer of shares under this clause.

14.10

The Seller shall procure that, in relation to the shares being sold in the JVC, any buyer of the shares who is not already a Shareholder and therefore a party to this agreement, shall enter into a shareholders' agreement on completion of the sale of such shares with the Continuing Shareholder on the same terms as apply to the Seller in relation to those shares before completion.

14.11	References in this clause to shares held by a party in the JVC are to all the shares in the JVC held by that party or any member of its Group and not to some only of those shares.

15.	OBLIGATORY TRANSFER EVENT

If anything mentioned in this clause happens to a party it is an Obligatory Transfer Event in respect of that party and the provisions of clause 16 apply:

(a)

the passing of a resolution for the liquidation of the party [or any other company in the party's Group] other than a solvent liquidation for the purpose of the reconstruction or amalgamation of all or part of the party's Group (the structure of which has been previously approved by the other party in writing) in which a new company assumes (and is capable of assuming) all the obligations of the party [or other company in the party's Group]; or

(b)

the presentation at court by any competent person of a petition for the winding up of the party [or any other company in the party's Group] [and which has not been withdrawn or dismissed within [seven] days of such presentation]; or

(c)	a change in control (as 'control' is defined in section 1124 of the Tax Act 2010) of the party; or

(d)

the issue at court by any competent person of a notice of intention to appoint an administrator to the party [or any other company in the party's Group], a notice of appointment of an administrator to the party [or any other company in the party's Group] or an application for an administration order in respect of the party [or any other company in the party's Group]; or

(e)

any step is taken by any person to appoint a receiver, administrative receiver or manager in respect of the whole or a substantial part of the assets or undertaking of the party [or any other company in the party's Group]; or

(f)	the party [or any other company in the party's Group] being unable to pay its debts as they fall due for the purposes of section 123 of the Insolvency Act 1986; or

(g)	the party [or any other company in the party's Group] entering into a composition or arrangement with its creditors; or

(h)	any chargee taking any step to enforcing any charge created over any shares held by the party in the Company (other than by the appointment of a receiver, administrative receiver or manager); or

(i)	if a process has been instituted that could lead to the party being dissolved and its assets being distributed among the party's creditors, shareholders or other contributors; or

(j)	the party ceasing to carry on its business or substantially all of its business; or

(k)	the party commits a material or persistent breach of this agreement which if capable of remedy has not been so remedied within [20] Business Days of the other party requiring such remedy; or

(l)

in the case of the Obligatory Transfer Events set out in sub-clauses (a), (b), (d) or (e) above, any competent person takes any analogous step in any jurisdiction in which the relevant party carries on business; or

16.	TRANSFER FOLLOWING OBLIGATORY TRANSFER EVENT

16.1

Where an Obligatory Transfer Event happens to a party (in this clause the Seller) it shall give notice of it to the other party (in this clause the Buyer) as soon as possible and, if it does not, it is deemed to have given such notice on the date on which the Buyer becomes aware of such Obligatory Transfer Event (Notice of Obligatory Transfer Event).

16.2

As soon as practicable after service, or deemed service, of the Notice of Obligatory Transfer Event, the parties shall appoint an Expert to determine the Fair Value of the Seller's shares in the JVC (Sale Shares).

16.3

The Buyer has the right, within 14 days of receiving notification of the Fair Value determined by the Expert (the first day being the day after the Buyer receives the Fair Value notification) to serve a notice on the Seller to buy all of the Sale Shares at the Fair Value .

16.4	In this clause the Fair Value of the Sale Shares shall be the value that the Expert certifies to be the fair market value in his opinion based on the following assumptions:

(a)

the value of the shares in question is that proportion of the fair market value of the entire issued share capital of the JVC that the Sale Shares bear to the then total issued share capital of the JVC (with no premium or discount for the size of the Seller's shareholding or for the rights or restrictions applying to the shares under this agreement or the Articles);

(b)	the sale is between a willing buyer and a willing seller on the open market;

(c)	the sale is taking place on the date that the Obligatory Transfer Event occurred;

(d)	if the JVC is then carrying on its Business as a going concern, on the assumption that it shall continue to do so;

(e)	the shares are sold free of all Encumbrances; and

(f)	[to take account of any other factors that the Expert reasonably believes should be taken into account .]

16.5	If any problem arises in applying any of the assumptions set out in clause 16.4, the Expert shall resolve the problem in whatever manner he shall, in his absolute discretion, think fit.

16.6	The Expert shall be requested to determine the Fair Value of the Sale Shares within 90 Business Days of his appointment and to notify the Buyer and Seller in writing of his determination.

16.7	The service of a notice to buy under clause 16.3 shall bind the parties to buy and sell the shares, as the case may be, in accordance with clause 19.

16.8

If at the end of the period specified in clause 16 .3 the Buyer has not served a notice to buy the Sale Shares, the Buyer may elect by written notice served on the Seller for the JVC to be wound up in accordance with clause 18.

17.	EXPERT

17.1	An Expert is a person appointed in accordance with this clause to resolve a matter under this agreement .

17.2	The parties shall endeavour to agree on the identity of an independent Expert and such independent Expert shall be jointly appointed by the parties.

17.3

If the parties are unable to agree on the identity of an Expert within 21 Business Days of either party serving details of a suggested expert on the other, either party shall then be entitled to request the then President of the Institute of Chartered Accountants in England and Wales to appoint an Expert who is an accountant of repute with experience in the valuation of private companies limited by shares.

17.4

Subject to clause 16.6, the Expert is required to prepare a written decision and give notice (including a copy) of the decision to the parties within a maximum of three months of the matter being referred to the Expert.

17.5	If the Expert dies or becomes unwilling or incapable of acting, or does not deliver the decision within the time required by this clause then:

	(a)	either party may apply to the then President of the Institute of Chartered Accountants in England and Wales to discharge the Expert and to appoint a replacement Expert with the required expertise; and

(b)	this clause applies in relation to the new Expert as if he were the first Expert appointed.

17.6	All matters under this clause shall be conducted, and the Expert's decision shall be written, in the English language.

17.7

The parties are entitled to make submissions to the Expert including oral submissions] and shall provide (or procure that others including the JVC provide) the Expert with such assistance and documents as the Expert reasonably requires for the purpose of reaching a decision, subject to the Expert agreeing to give such confidentiality undertakings as the parties may reasonably require.

17.8

To the extent not provided for by this clause, the Expert may in his reasonable discretion determine such other procedures to assist with the conduct of the determination as he considers just or appropriate[, including (to the extent he considers necessary,) instructing professional advisers to assist him in reaching his determination].

17.9

Each party shall with reasonable promptness supply (and procure that others including the JVC supply) each other with all information and give each other access to all documentation and personnel as the other party reasonably requires to make a submission under this clause.

17.10

The Expert shall act as an expert and not as an arbitrator . The Expert's written decision on the matters referred to him shall be final and binding on the parties in the absence of manifest error or fraud.

17.11

Each party shall bear its own costs in relation to the reference to the Expert. The Expert's fees and any costs properly incurred by him in arriving at his determination (including any fees and costs of any advisers appointed by the Expert) shall be borne by the parties [equally or in such other proportions as the Expert shall direct].

18.	TERMINATION AND LIQUIDATION

18.1	Except for the provisions which this clause states shall continue in full force after termination, this agreement shall terminate:

(a)	when one party ceases to hold any shares in the JVC;

(b)

when a resolution is passed by shareholders or creditors, or an order made by a court or other competent body or person instituting a process that shall lead to the JVC being wound up and its assets being distributed among the JVC's creditors, shareholders or other contributors; or

18.2	The following provisions of this agreement remain in full force after termination:

(a)	Clause 1 (interpretation);

(b)	Clause 8 (restrictions on the parties);

(c)	Clause 13 (tax matters);

(d)	this clause;

(e)	Clause 21 (confidentiality);

(f)	Clause 23 (whole agreement);

(g)	Clause 25 (variation and waiver);

(h)	Clause 26 (costs);

(i)	Clause 30 (notice);

(j)	Clause 31 (language);

(k)	Clause 32 (severance);

(l)	Clause 36 (governing law and jurisdiction); and

18.3	Termination of this agreement shall not affect any rights or liabilities that the parties have accrued under it.

18.4

If this agreement terminates (other than by reason of a transfer of shares pursuant to clause 14.3) each party shall, if requested by the other, procure that the name of the JVC is changed to avoid confusion with the name of the party making the request.]

18.5	Where the JVC is to be wound up and its assets distributed, the parties shall agree a suitable basis for dealing with the interests and assets of the JVC and shall endeavour to ensure that:

	(a)	all existing contracts of the JVC are performed to the extent that there are sufficient resources;

	(b)	the JVC shall not enter into any new contractual obligations;

	(c)	the JVC is dissolved and its assets are distributed as soon as practical;

(d)

any assets transferred to the JVC pursuant to the Cheshire Agreement shall be returned to Cheshire or as Cheshire directs and any assets transferred to the JVC pursuant to the G7 Agreement shall be returned to G7 or as G7 directs; and

(e)

any other [proprietary information or intellectual property rights] belonging to or originating from a party shall be returned to it by the other party or the JVC and all such [proprietary information or intellectual property rights] shall be erased from the computer systems [(to the extent possible)] of the JVC and the party who is returning it.

18.6

Where any party is required by any law, regulation or governmental or regulatory authority to retain any [proprietary] information (or copies of such information) of the other party or the JVC, it shall notify the other party in writing of such retention giving details of the information that it has been required to retain.

19.	COMPLETION OF THE SALE AND PURCHASE OF SHARES IN THE JVC

19.1	At completion the party selling the shares shall:

(a)

transfer the shares free from all Encumbrances by way of a duly completed share transfer form to the buyer together with the relevant share certificate and such other documents as the buyer may reasonably require to show good title to the shares or enable it to be registered as the holder of the shares;

	(b)	deliver the resignations of any directors appointed by the selling party to take effect at completion and acknowledging that they have no claims against the JVC;

	(c)	warrant that it has no right to require the JVC to issue it with any share capital or other securities and that no Encumbrance affects any unissued shares or other securities of the JVC;

	(d)	warrant that it is selling the shares with full title guarantee;

(e)

warrant that no commitment has been given to create an Encumbrance affecting the shares being sold (or any unissued shares or other securities of the JVC) and that no person has claimed any rights in respect thereof;

	(f)	undertake to do all it can, at its own cost, to give the buyer the full legal and beneficial title to the shares[; and

	(g)	[provide the JVC with a waiver in writing of any rights it may have to be issued with any share capital or other securities in the JVC.]]

19.2

At completion the buying party shall pay the purchase price by and appropriate agreed method of payment to the selling party or its lawyers who have been irrevocably authorised by the selling party to receive it.

19.3

At or before completion the JVC shall repay any loans made by the selling party to the JVC (together with any interest accrued thereon) and the parties shall use their best endeavours to procure that the selling party is released from any guarantees, security arrangements and other obligations that it has given in respect of the JVC and its business.

19.4

The parties shall procure the registration (subject to due stamping by the buyer) of the transfer of shares in the JVC pursuant to this clause and each of them consents to such transfer and registration pursuant to this agreement and the Articles.

19.5

The shares shall be sold with all rights that attach, or may in the future attach, to them (including the right to receive all dividends and distributions declared, made or paid on or after the events referred to in clause 19.2(a), clause 19. 2(b), and clause 19.2(c)).

19.6	The party buying the shares is not obliged to complete the purchase of any of the shares being sold unless the purchase of all the shares being sold is completed simultaneously.

19.7	If the party selling the shares fails to complete the transfer of shares as required under this clause, the JVC:

(a)

is irrevocably authorised to appoint any person to transfer the shares on the selling party's behalf and to do anything else that the party buying the shares may reasonably require to complete the sale; and

(b) may receive the purchase price in trust for the party selling the shares, giving a receipt that shall discharge the party buying the shares.

20.	STATUS OF AGREEMENT

20.1

Each party shall, to the extent that it is able to do so, exercise all its voting rights and other powers in relation to the JVC to procure that the provisions of this agreement are properly and promptly observed and given full force and effect according to the spirit and intention of the agreement.

20.2	If any provision in the Articles conflicts with any provision of this agreement, this agreement shall prevail as between the parties.

20.3

The parties shall, when necessary, exercise their powers of voting and any other rights and powers they have to amend, waive or suspend a conflicting provision in the Articles to the extent necessary to permit the JVC and its business to be administered as provided in this agreement.

21.	CONFIDENTIALITY

21.1	In this clause Confidential Information means any information which:

(a)

either party may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the JVC (including, without limitation, any information provided pursuant to clause 11);

(b)

either party or any member of its Group may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the other party or any member of the other party's Group, as a consequence of the negotiations relating to this agreement or any other agreement or document referred to in this agreement or the performance of the agreement or any other agreement or document referred to in this agreement; or

(c)	relates to the contents of this agreement (or any agreement or arrangement entered into pursuant to this agreement),

but excludes the information in clause 21. 2.

21.2	Information is not Confidential Information if:

(a)	it is or becomes public knowledge other than as a direct or indirect result of the information being disclosed in breach of this agreement;

(b)

either party can establish to the reasonable satisfaction of the other party that it found out the information from a source not connected with the other party or its Group and that the source is not under any obligation of confidence in respect of the information;

(c)

either party can establish to the reasonable satisfaction of the other party that the information was known to the first party before the date of this agreement and that it was not under any obligation of confidence in respect of the information; or

(d)	the parties agree in writing that it is not confidential.

21.3

Each party shall at all times use all reasonable endeavours to keep confidential (and to ensure that its employees, agents, subsidiaries and the employees and agents of such subsidiaries, and the JVC (in respect of information specified in clause 21.1(b) and clause 21.1(c)) shall keep confidential) any Confidential Information and shall not use or disclose any such Confidential Information except:

	(a)	to another member of the Cheshire Group or G7 Group, as the case may be, or to a party's professional advisers where such disclosure is for a purpose related to the operation of this agreement;

	(b)	with the written consent of such of the JVC or the party or any member of its Group that the information relates to;

(c)

as may be required by law or by the rules of any recognised stock exchange, or governmental or other regulatory body, when the party concerned shall, if practicable, supply a copy of the required disclosure to the other before it is disclosed and incorporate any amendments or additions reasonably required by the other and which would not thereby prevent the disclosing party from complying with its legal obligations;

	(d)	to any tax authority to the extent reasonably required for the purposes of the tax affairs of the party concerned or any member of its Group; or

	(e)	if the information comes within the public domain (otherwise than as a result of the breach of this clause 21.3) .

21.4

Each party shall inform (and shall use all reasonable endeavours to procure that any subsidiary and the JVC shall inform) any officer, employee or agent or any professional adviser advising it in relation to the matters referred to in this agreement, or to whom it provides Confidential Information, that such information is confidential and shall require them:

	(a)	to keep it confidential; and

	(b)	not to disclose it to any third party (other than those persons to whom it has already been disclosed in accordance with the terms of this agreement).

21.5

Upon termination of this agreement, either party may demand from the other and the JVC the return of any documents containing Confidential Information in relation to the first party by notice in writing whereupon the other party shall (and shall use all reasonable endeavours to ensure that its subsidiaries, and its officers and employees and those of its subsidiaries and the JVC shall):

(a)	return such documents; and

(b)	destroy any copies of such documents and any other document or other record reproducing, containing or made from or with reference to the Confidential Information,

save, in each case, for any submission to or filings with governmental, tax or regulatory authorities. Such return or destruction shall take place as soon as practicable after the receipt of any such notice.

21.6	The obligations of each of the parties in this clause 21 shall continue without limit in time and notwithstanding termination of this agreement for any cause.

21.7	On the signing of this agreement the parties shall issue a joint announcement about the formation of the JVC in the agreed form.

22.	WARRANTY

Each party warrants and represents to the other that, at the date of this agreement, the JVC has not carried on any business, has no assets or liabilities, has no employees and is not a party to any contracts except as necessary to comply with clause 4.

23.	WHOLE AGREEMENT

23.1

This agreement, and any documents referred to in it or executed contemporaneously with it, constitute the whole agreement between the parties and supersede all previous arrangements, understandings and agreements between them, whether oral or written, relating to their subject matter.

23.2

Each party acknowledges that in entering into this agreement, and any documents referred to in it [or executed contemporaneously with it], it does not rely on, and shall have no remedy in respect of, any representation or warranty (whether made innocently or negligently) that is not set out in this agreement or those documents.

23.3	Nothing in this clause 23 shall limit or exclude any liability for fraud.

24.	ASSIGNMENTS

24.1

No person may assign, or grant any Encumbrance over [or sub-contract,] or deal in any way with, any of its rights and obligations under this agreement or any document referred to in it without the prior written consent of all the parties [(such consent not to be unreasonably conditioned, withheld or delayed)].

24.2	Each person that has rights under this agreement is acting on its own behalf.

25.	VARIATION AND WAIVER

25.1	A variation of this agreement shall be in writing and signed by or on behalf of all parties.

25.2	A waiver of any right under this agreement is only effective if it is in writing and it applies only to the person to which the waiver is addressed and the circumstances for which it is given.

25.3	A person that waives a right in relation to one person, or takes or fails to take any action against that person, does not affect its rights against any other person.

25.4

No failure to exercise or delay in exercising any right or remedy provided under this agreement or by law constitutes a waiver of such right or remedy or shall prevent any future exercise in whole or in part thereof.

25.5	No single or partial exercise of any right or remedy under this agreement shall preclude or restrict the further exercise of any such right or remedy.

25.6	Unless specifically provided otherwise, rights and remedies arising under this agreement are cumulative and do not exclude rights and remedies provided by law.

26.	COSTS

Unless otherwise provided, all costs in connection with the negotiation, preparation, execution and performance of this agreement, shall be borne by the party that incurred the costs.

27.	NO PARTNERSHIP

The parties to this agreement are not in partnership with each other and there is no relationship of principal and agent between them.

28.	GOOD FAITH

28.1

All transactions entered into between either party [or any of its subsidiaries] and the JVC shall be conducted in good faith and on the basis set out or referred to in this agreement or, if not provided for in this agreement, as may be agreed by the parties and, in the absence of such agreement, on an arm's length basis.

28.2	Each party shall at all times act in good faith towards the other and shall use all reasonable endeavours to ensure that this agreement is observed.

28.3	Each party shall do all things necessary and desirable to give effect to the spirit and intention of this agreement .

29.	THIRD PARTY RIGHTS

29.1	A person who is not a party to this agreement shall not have any rights under or in connection with it by virtue of the Contracts (Rights of Third Parties) Act 1999

29.2

The right of the parties to terminate, rescind or agree any amendment, variation, waiver or settlement under this agreement is not subject to the consent of any person that is not a party to the agreement.

30.	NOTICE

30.1	A notice given under this agreement:

(a) shall be in writing in the English language (or be accompanied by a properly prepared translation into English);

(b)

shall be sent for the attention of the person, and to the address, or fax number, given in this clause 30 (or such other address, fax number or person as the relevant party may notify to the other party); and

(c) shall be:

(i) delivered personally; or

(ii) delivered by commercial courier; or

(iii) sent by fax; or

(iv)	sent by pre-paid United Kingdom first-class post or recorded delivery; or

(v)	[(if the notice is to be served or given outside the country from which it is sent) sent by reputable international overnight courier; or]

(vi)	sent by email to an email address notified by the relevant party to the other party for such purpose (if the notice is served or given under any of clause 6.4 to clause 6.10) .

30.2	If a notice has been properly sent or delivered in accordance with this clause, it will be deemed to have been received as follows:

	(a)	if delivered personally, at the time of delivery; or

	(b)	if delivered by commercial courier, at the time of signature of the courier's delivery receipt; or

	(c)	if sent or supplied by electronic means, [one] hour after the notice was sent or supplied;

(d)

if sent by pre-paid United Kingdom first class post to an address in the United Kingdom or recorded delivery, [48] hours after it was posted [or [five] Business Days after posting either to an address outside the United Kingdom or from outside the United Kingdom to an address within the United Kingdom, if (in each case) sent by reputable international overnight courier addressed to the intended recipient, provided that delivery in at least [five] Business Days was guaranteed at the time of sending and the sending party receives a confirmation of delivery from the courier service provider]; or

(e)

if deemed receipt under the previous paragraphs of this sub-clause is not within business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of receipt), when business next starts in the place of deemed receipt [and all references to time are to local time in the place of deemed receipt].

30.3

To prove delivery it is sufficient to prove that the notice was transmitted by fax to the fax number of the party or, in the case of post, that the envelope containing the notice was properly addressed and posted.

31.	LANGUAGE

If this agreement is translated into any language other than English, the English language text shall prevail.

32.	SEVERANCE

32.1

If any provision of this agreement (or part of a provision) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, the other provisions shall remain in force.

32.2

If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.

33.	FURTHER ASSURANCE

Without prejudice to clause 4, each party shall promptly execute and deliver all such documents, and do all such things, as the other party may from time to time reasonably require for the purpose of giving full effect to the provisions of this agreement .

34.	COUNTERPARTS

This agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

35.	AGREEMENT SURVIVES COMPLETION

This agreement (other than obligations that have already been fully performed) remains in full force after Completion.

36.	GOVERNING LAW AND JURISDICTION

36.1

This agreement and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) are governed by and construed in accordance with the law of England.

36.2

The parties irrevocably agree that the courts of England have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non- contractual disputes or claims).

This agreement has been entered into on the date stated at the beginning of it.

Schedule	Matters reserved for shareholder approval

1.

Permitting the registration of any person as a member of the JVC other than Cheshire and G7 in relation to their initial investment and any of their transferees in accordance with the terms of this agreement.

2.	Altering the name of the JVC.

3.	Altering in any respect the Articles or the rights attaching to any of the shares in the JVC.

4.	Changing the nature of the JVC's Business or the commencement of any new business by the JVC which is not ancillary or incidental to the Business.

5.	Making any acquisition or disposal by the JVC of any material asset(s) otherwise than in the ordinary course of business.

6.	Creating or granting any Encumbrance over the whole or any part of the Business, undertaking or assets of the JVC or over any shares in the JVC or agreeing to do so .

7.	Appointing any agent or other intermediary to conduct any of the JVC's Business

Schedule Assets of Cheshire Homes

	Address	Bank charge	Existing Mortgage	Market Value
1	33 Stanley Road, Manchester, M16 9AD	Natwest Bank		570,000
1	72 Windsor Road, Manchester, M19 2EB	Natwest Bank		472,000
1	34/34A Daisy Bank Road, Victoria Park, Manchester, M14 5Qp	Natwest Bank		180,000
1	333 Dickenson Road, Longsight, M13 0NR	Natwest Bank		150,000
1	15 Handley Close, Adshall, SK3 8NQ	Natwest Bank		110,000
1	325-327 Oldham Road, Miles Platting, Manchester, M40 7PS	Natwest Bank		295,000
		Total Outstanding to Natwest Bank	**1,089,960**	**1,787,000**
2	165 Kingsbrook Road, Whalley Range, M16 8GW	HSBC Bank		910,000
2	1 – 4 Knowsley Street/Bark Street Bolton, BL1 2AS	HSBC Bank		1,000,000
2	Powell Court, 72 Walmersley Road, Bury, GL9 6DP	HSBC Bank		950,000
2	Palatine Road, 73 Palatine Road, Manchester, M20 3LJ	HSBC Bank		800,000
2	Assisi Garden, West Gorton, Manchester, M12 5AS	HSBC Bank		3,755,000
2	Heaton Road, Withington, M20 4PX	HSBC Bank		800,000
2	College View, 410-418 College View, Manchester, M14 4QP	HSBC Bank		1,700,000
		Total Outstanding to HSBC	**6,609,340**	**9,915,000**
3	9-11 Market Place, Altrincham, WA14 4NP	Bank of Ireland		995,000
3	Yorkshire Street & Croft Street, Burnley, BB11 2ED	Bank of Ireland		1,200,000
3	Alexander Court, Rowland Street, Salford, M5 4LF	Bank of Ireland		1,960,000
		Total Outstanding to Bank of Ireland	**2,145,000**	**4,155,000**
4	22-26 Shaws Road, Altrincham WA14 1QU	Nationwide Building Society		600,000
4	142, A,B,C,D Cheetham Hill Road, Manchester, M8 8PZ	Nationwide Building Society		1,000,000
		Total Outstanding to Nationwide Building Society	**1,050,000**	**1,600,000**

JOINT VENTURE 5

10 JULY 2012

JOINT VENTURE SHAREHOLDERS'
AGREEMENT

AGREEMENT

Between

CHESHIRE HOMES UK LTD

AND

G7 ENTERTAINMENT LIMITED

THIS AGREEMENT is dated 20 July 2012

PARTIES

(1)	CHESHIRE HOMES UK LTD of 37 Anson Road, Manchester, M14 5DA (“Cheshire”)
(2)	G7 ENTERTAINMENT LIMITED incorporated and registered in Canada whose registered office is at 250-1090 West Georgia Street, Vancouver, V6E 3V7 (”G7”).

BACKGROUND

(z)	Cheshire is the registered owner of certain real estate assets as identified on a Schedule A of this agreement , (the “Assets”).

(aa)	The Assets are encumbered by certain mortgages held by financial institutions as identified in Schedule B be of this agreement, (the “Mortgage”)

(bb)

Cheshire and G7 have agreed to form a joint venture for the purpose of securing financing to pay out the existing mortgage holder of the Mortgage in order to avoid a foreclosure by the existing mortgage holder on the Assets. Both Cheshire and G7 understand and acknowledge that if the current mortgage holder forecloses on the mortgage, the Assets may be forfeited and of no value to Cheshire or G7.

(cc)

Cheshire and G7 each hold one ordinary share of £1 each in a newly formed company incorporated in England and Wales Known as CHESHIRE HOME ESTATES LIMITED and whose registered office will be 37 Anson Road, Manchester, M14 5DA

(JVC).

(dd)

JVC will issue 100 class B Ordinary Shares, 60% of which will be allocated to G7 for G7, and/or G7’s shareholders, arranging financing through their contacts to payout the existing Mortgage and 40% will be allocated to Cheshire for transferring title of the assets to the JVC

(ee)	Cheshire will deliver a Market Value appraisal of the Assets that have been established by professional RICS Surveyors to be verified through the due diligence process carried out by G7’s Agents

(g)	The JVC shall carry on business in accordance with the terms and conditions of this agreement.

(h)	Cheshire and G7 shall exercise their rights in relation to the JVC in accordance with the terms and conditions of this agreement.

AGREED TERMS

1.	INTERPRETATION

1.1	The definitions and rules of interpretation in this clause apply in this agreement.

Act: the Companies Act 2006.

Adequate Procedures: adequate procedures, as referred to in section 7(2) of the Bribery Act 2010 and any guidance issued by the Secretary of State under section 9 of the Bribery Act 2010.

Articles: the new articles of association of the JVC in the agreed form to be adopted on or prior to Completion as amended or superseded from time to time.

Associated Person: means in relation to a company, a person (including an employee, agent or subsidiary) who performs services for or on that company's behalf.

Board: the board of directors of the JVC as constituted from time to time.

Business: has the meaning given in clause 2.

Business Day: any day (other than a Saturday, Sunday or public holiday in the United Kingdom) on which clearing banks in the City of London are generally open for business.

Business Plan: has the meaning given in clause10.

Completion: the completion of the formation of the JVC in accordance with clause 4.

Completion Date: has the meaning given in clause 4.2.

Conditions: the conditions set out in clause 5.

Confidential Information: has the meaning given in clause

21. Continuing Shareholder: has the meaning given in clause

14.5. Electronic form: has the meaning given in section 1168 of the Act.

Eligible Director: any Eligible Cheshire Director or Eligible G7 Director (as the case may be). (but excluding any Director whose vote is not to be counted in respect of the particular matter).

Encumbrance: includes any mortgage, charge (fixed or floating), pledge, lien, hypothecation, guarantee, trust, right of set-off or other third party right or interest (legal or equitable) including any assignment by way of security, reservation of title or other security interest of any kind, howsoever created or arising, or any other agreement or arrangement (including a sale and repurchase agreement) having similar effect.

Expert: a person appointed in accordance with clause 17 to resolve a matter under this agreement.

Fair Value: means the value of any shares determined in accordance with clause 16.

Financial Year: in relation to the JVC, means a financial accounting period of 12 months ending on the date given in clause 4.3(h) but, in the first year in which the JVC is formed, means the period starting with the day the JVC is formed and ending on the date given in clause 4.3(h) .

Group: in relation to a company, that company, any subsidiary or holding company from time to time of that company, and any subsidiary from time to time of a holding company of that company; and each company in a Group is a member of the Group.

holding company and subsidiary: mean a "holding company" and "subsidiary" as defined in section 1159 of the Act [and a company shall be treated, for the purposes only of the membership requirement contained in subsections 1159(1)(b) and (c) of the Act, as a member of another company even if its shares in that other company are registered in the name of (a) another person (or its nominee), whether by way of security or in connection with the taking of security, or (b) its nominee].

Notice of Obligatory Transfer Event: has the meaning given in clause 16.1.

Obligatory Transfer Event: in relation to a party, any event specified in clause 15 that happens to that party.

Reserved Matters: the matters listed in the Schedule.

Shareholders: the holders of shares in the JVC.

Tax Act 2010: the Corporation Tax Act 2010.

Transfer Notice: has the meaning given in clause 14.5.

Director: any director appointed to the Board by the shareholders of the JVC.

1.2	Clause, schedule and paragraph headings do not affect the interpretation of this agreement.

1.3	A reference to a clause or a schedule is a reference to a clause of, or schedule to, this agreement. A reference to a paragraph is to a paragraph of the relevant schedule.

1.4	A person includes a natural person, a corporate or unincorporated body (whether or not having a separate legal personality).

1.5	Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

1.6	Unless the context otherwise requires, a reference to one gender includes a reference to the other genders.

1.7	All warranties, representations, agreements and obligations expressed to be given or entered into by more than one person are given or entered into jointly and severally by the persons concerned.

1.8

A reference to a particular statute, statutory provision or subordinate legislation is a reference to it as it is in force [from time to time OR at the date of this agreement] taking account of any amendment or re-enactment and includes any statute, statutory provision or subordinate legislation which it amends or re- enacts and subordinate legislation for the time being in force made under it [provided that, as between the parties, no such amendment or re-enactment shall app ly for the purposes of this agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party].

1.9

A reference to writing or written includes faxes but no other electronic form, save for the purposes of clause 6.4 to clause 6.10, where a reference to writing or written includes electronic forms and the sending or supply of notices in electronic form.

1.10	Documents in agreed form are documents in the form agreed by the parties to this agreement and initialled by them or on their behalf for identification.

1.11	A reference in this agreement to a document is a reference to the document whether in paper or electronic form.

1.12	Where the words include(s), including or in particular are used in this agreement, they are deemed to have the words "without limitation" following them.

1.13	Any obligation in this agreement on a person not to do something includes an obligation not to agree or allow that thing to be done.

1.14	Where the context permits, other and otherwise are illustrative and shall not limit the sense of the words preceding them.

1.15	[References to times of day are, unless the context requires otherwise, to [London] time and references to a day are to a period of 24 hours running from midnight on the previous day.]

2.	THE BUSINESS OF THE JVC

2.1	The business of the JVC is to buy and sell, residential and commercial properties, distressed property portfolios.

2.2	Each party shall use its reasonable endeavours to promote and develop the business of the JVC to the best advantage of the JVC.

3.	PERIOD TO COMPLETION

3.1

The parties shall procure that prior to Completion and except as required by clause 4, the JVC shall not carry on any trade or business or be engaged in any activities of any sort nor have any assets or liabilities.

4.	COMPLETION

4.1	Completion shall take place on the Completion Date at:

(a) any place agreed in writing by the parties.

4.2	Completion Date means 18 July 2012 but if the Conditions have not been satisfied or waived in accordance with clause 5 (conditions) on or before that date means:

(a) the second Business Day after they are all satisfied or waived; or

(b) any other date agreed in writing by the parties.

4.3	At Completion the parties shall procure that such shareholder and board meetings of the JVC are held as may be necessary to:

(a) adopt the Articles in the agreed form;

(b) change the JVC's name to CHESHIRE HOMES ESTATES LIMITED;

(c)

appoint M.A. ALI AND M.N. SALIM as directors and appoint other directors as agreed upon by Cheshire and G7 which director representation may, if so desired by G7, reflect the pro-rata ownership of the JVC.

(d)	resolve that the registered office of the JVC shall be at Victoria House 37 Anson Road Victoria Park Manchester, M14 5DA

(e)	appoint any as the auditors of the JVC;

(f)	appoint any High Street bank as the [principal] bankers to the JVC; and

(g)	resolve that the JVC's Financial Year shall end in June in each year.

5.	CONDITIONS

(a)	all other necessary regulatory and governmental consents having been obtained.

(b)	both parties having passed at general meetings approving this agreement.

(c)	no person having threatened or commenced any proceedings to prohibit or otherwise challenge the transaction.

(d)	no legislation or regulation being proposed or passed that would prohibit or materially restrict the implementation of the agreement or the participation in the JVC of either party.

(e)

the Cheshire Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

(f)

the G7 Agreement becoming unconditional (save in relation to any condition making completion of that agreement conditional upon completion of this agreement) and not being terminated in accordance with its terms.

(g)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the Cheshire Business, taken as a whole, or any event or circumstance that may result in such material adverse change.

(h)

there not having occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits [or prospects] of the G7 Business, taken as a whole, or any event or circumstance that may result in such material adverse change]

5.2	A Condition may only be waived by both parties in writing.

5.3	If at any time either party becomes aware of a fact or circumstance that might prevent a Condition being satisfied, it shall immediately inform the other party.

6.	DIRECTORS AND MANAGEMENT

6.1

The Board has responsibility for the supervision and management of the JVC and its business but shall obtain the prior written approval of the shareholders of the JVC before taking any decision in relation to any of the Reserved Matters.

6.2	There shall be a minimum number of 2 directors and no more than 5 directors on the Board as appointed by the shareholders of the JVC.

6.3

The post of chairman shall be held by an Cheshire Director. The chairman shall have a casting vote. If the chairman for the time being is unable to attend any meeting of the Board the party who appointed him shall be entitled to appoint another Director appointed by it to act as chairman at the meeting.

6.4

The shareholders of the JVC may nominate a director, and remove a director by unanimous consent resolution or by a vote at a properly conviened shareholder meeting of the JVC. The appointment or removal takes effect on the date on which the consent resolution is received by the JVC or, if a later date is given in the notice, on that date. Each party will consult with the other prior to any appointment or removal of a director .

6.5	The parties intend there to be a meeting of directors at least once every 6 months to be held at an agreed location.

6.6	A director may, and at the request of a director, the secretary shall, call a meeting of directors.

6.7	The parties shall ensure that at least seven Business Days' notice of a meeting of directors is given to all directors entitled to receive notice accompanied by:

(a) an agenda specifying in reasonable detail the matters to be raised at the meeting [or the committee meeting]; and

(b) copies of any papers to be discussed at the meeting [or the committee meeting].

6.8	This Section intentionally left blank.

6.9	Matters not on the agenda, or business conducted in relation to those matters, may not be raised at a meeting of directors unless all the directors [present] agree in writing .

6.10	This Section intentionally left blank.

6.11	No business shall be conducted at any meeting of directors unless a quorum is present at the beginning of the meeting and at the time when there is to be voting on any business.

6.12	If a quorum is not present within 30 minutes after the time specified for a directors' meeting in the notice of the meeting then it shall be adjourned for10 Business Days at the same time and place.

6.13	This Section intentionally left blank.

6.14	Meetings of directors shall make decisions by passing resolutions. A resolution is passed if more votes are cast for it than against it.

6.15	At a meeting of directors, each director has one vote.

7.	FINANCE FOR THE JVC

7.1	The parties envisage that the JVC shall be financed from the purchase of the shares of G7 as per recitals (A) to (H).

7.2	If it needs any additional initial finance, the JVC shall seek a loan from its principal banker and raise finance or refinance.

7.3

There is no obligation on the parties to provide any further finance to the JVC but, if they do so, the parties shall each provide the same amount on the same terms unless they agree otherwise in writing.

8.	RESTRICTIONS ON THE PARTIES

8.1

Neither party nor any of its subsidiaries shall, during the times specified below, offer employment to, enter into a contract for the services of, or attempt to solicit or seek to entice away from the JVC any individual who is at the time of the offer, or attempt, a director, officer or employee holding an executive or managerial position with the JVC or procure or facilitate the making of any such offer or attempt by any other person. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder.

8.2

Neither party nor any of its subsidiaries shall, during the times specified below, solicit or endeavour to entice away from the JVC any supplier who supplies, or has supplied within the previous 12 months, goods AND/OR services to the JVC or, where the party is no longer a Shareholder, any supplier who has supplied goods AND/ OR services to the JVC at any time during the period of 12 months immediately preceding the party in question ceasing to be a Shareholder if that solicitation or enticement causes or would cause such supplier to cease supplying, or materially reduce its supply of, those goods AND/OR services to the JVC or any of its subsidiaries]. The times during which the restrictions apply are:

(a)	any time when the party in question is a Shareholder; and

(b)	for a period of two years after the party in question ceases to be a Shareholder

8.3

The undertakings in this clause are given by each party to the other and to the JVC and apply to actions carried out by each party (or any of its subsidiaries) in any capacity and whether directly or indirectly, on the party's (or subsidiary's) own behalf, on behalf of any other person or jointly with any other person.

8.4

Each of the covenants in this clause is considered fair and reasonable by the parties. If any such restriction shall be found to be unenforceable but would be valid if any part of it were deleted or the period or area of application reduced, the restriction shall apply with such modifications as may be necessary to make it valid and effective.

8.5	Each party shall procure that its subsidiaries comply with the terms of this clause.

9.	ANTI-CORRUPTION

9.1	Each party undertakes to the other party that:

(a)

it will not, and will procure that the JVC will not, in the course of the operation of the Business, engage in any activity, practice or conduct which would constitute an offence under sections 1, 2 or 6 of the Bribery Act 2010;

(b)

it has and will maintain in place, and will procure that the JVC has and will maintain in place, Adequate Procedures designed to prevent any Associated Person from undertaking any conduct that would give rise to an offence under section 7 of the Bribery Act 2010; and

(c)

from time to time, at the reasonable request of the other party, it will confirm in writing that it has complied with its undertakings under clause 9.1(a) and clause 9.1(b) and will provide any information reasonably requested by the other party in support of such compliance.

9.2	Breach of any of the undertakings in this clause shall be deemed to be a material breach of the agreement for the purpose of clause 15.]

10.	THE BUSINESS PLAN

10.1	The Business Plan is an annual business plan for the JVC prepared by the JVC and it shall include in relation to the Financial Year to which it relates:

	(a)	a cash flow statement giving:

(i) an estimate of the working capital requirements; and

(ii)

an indication of the amount (if any) that it is considered prudent to retain, for the purpose of meeting those requirements, out of those profits of the previous Financial Year that are available for distribution to shareholders;

	(b)	an annually projected profit and loss account;

	(c)	an operating budget (including capital expenditure requirements) and balance sheet forecast;

	(d)	a management report giving business objectives for the year; and

(e)

a financial report which shall include an analysis of the estimated results of the JVC for the previous Financial Year compared with the Business Plan for that year, identifying variations in sales revenues, costs and other material items.

10.2	The Business Plan for the Financial Year in which the JVC is formed shall be in agreed form and adopted by the parties at Completion.

10.3	The Business Plan for every other Financial Year shall be:

	(a)	prepared by the Board within 45 days of the end of the preceding Financial Year (the first day being the first day of the Financial Year to which the plan relates); and

	(b)	adopted and approved by the parties [by agreement in writing or at [a OR the annual] general meeting of Shareholders] as soon as possible after it has been prepared.

11.	ACCOUNTING

11.1

The JVC shall at all times maintain accurate and complete accounting and other financial records including all corporation tax computations and related documents and correspondence with HM Revenue & Customs in accordance with the requirements of all applicable laws and generally accepted accounting principles applicable in the United Kingdom.

11.2	Each party and its authorised representatives shall be allowed access at all reasonable times to examine the books and records of the JVC.

11.3

The JVC shall supply each party with the financial [and other] information necessary to keep the party informed about how effectively the Business of the JVC is performing and in particular shall supply each party with:

	(a)	a copy of each year's Business Plan for approval in accordance with clause 10.3;

(b)

a copy of the audited accounts of the JVC prepared in accordance with the laws applicable in and the accounting standards, principles and practices generally accepted in the United Kingdom, within 9 months of the end of the year to which the audited accounts relate; and

11.4

Each party shall be entitled to require the JVC, and the JVC shall as soon as possible comply with such a request, to provide any documents, information and correspondence necessary (at the cost of the party making the request) to enable the relevant party to comply with filing, elections, returns or any other requirements of HM Revenue & Customs or of any other revenue or tax authority.

12.	DIVIDEND POLICY

12.1	Subject to the requirements of the Act, dividend extraction will be on ownership basis on class B ordinary shares.

13.	TAX MATTERS

13.1

Unless the parties otherwise expressly agree in writing, the parties shall procure that all of the JVC's trading losses and all other amounts eligible for relief from taxation shall be carried by the JVC and not surrendered (wholly or partly) to the parties.

13.2

Unless the parties otherwise expressly agree in writing, and to the maximum extent permitted by law, each party shall be entitled to surrender (and to procure that any other company which is a member of its Group and which is entitled to consent to a surrender pursuant to sections 130, 132, 133 and 153 of the Tax Act 2010, surrenders) to the JVC, trading losses and other amounts eligible for relief from corporation tax under Chapter 4 of Part 5, of the Tax Act 2010 (in proportion to the relevant party's interest in the Cheshire and G7 Shares). For this purpose the following provisions shall apply:

(a)

each party shall give and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) gives all consents and each party shall take and procure that the relevant surrendering company within its Group (if the surrendering company is not a party) takes such other action as may reasonably be required to ensure that such surrenders are effectively made within any relevant time limits;

(b)

in respect of any such surrender, each party shall procure that the JVC shall make a payment to the relevant surrendering company as respects the amount surrendered (as referred to in section 183 of the Tax Act 2010) [within [nine months] of the end of the claim period (within the meaning of section 130(2) of the Tax Act 2010)] [not later than [14 Business Days] after the delivery of the relevant company's tax return or amended tax return for the relevant claim period];

	(c)	the amount of any payment referred to in clause 13.2(b) shall be equal to the amount of corporation tax saved by the claimant company as a result of the surrender; and

(d)

any such payment made pursuant to clause 13.2(b) shall be subject to return if, and to the extent, that it is determined that relevant losses or other amounts surrendered are not available for surrender or there is an insufficiency of profits of the claimant company and any such payment shall be adjusted to the extent that it is subsequently found to have been incorrectly calculated.]

14.	Potential Future Sale Of The Assets

It is the intent of G7 and Cheshire to have the JVC seek a future sale of the Assets to a publicly traded company that may be listed on the United States OTC:BB trading platform or other trading platform or stock exchange.

At the time of such sale, if and when completed, the shareholders of the JVC may elect to wind up the JVC whereas the remaining cash assets would be distributed amongst the shareholders of the JVC on a pro rata basis to their share ownership of the JVC. The JVC may also elect to continue business and distribute a portion, of the cash assets to be determined in good faith of the shareholders of the JVC following those procedures outlined below within this agreement for winding up the JVC and/or disposing of assets of the JVC.

14.1

No party shall transfer, grant any security interest over, or otherwise dispose of or give any person any rights in or over any share or interest in any share in the JVC unless it is permitted or required under this agreement and carried out in accordance with the terms of this agreement . If a party transfers (or purports to transfer) any shares other than in accordance with this clause, it shall be deemed to have served a Transfer Notice.

14.2	A party may do anything prohibited by this clause if the other party has consented to it in writing.

14.3

A party may transfer all of its shares in the JVC to a member of its Group without following the steps in this clause if, at the time of the transfer and in relation to all the shares being transferred, the transferring party:

(a)

procures that the transferee executes and delivers to the other party a deed of adherence in the form annexed to this agreement agreeing to be bound by the terms of this agreement as if it were a party to it; and

(b) guarantees all the obligations and any liabilities of the transferee under that agreement.

14.4	A party may transfer all of its shares in the JVC to any person for cash and not on deferred terms if the party follows the steps in this clause.

14.5	The party wishing to transfer its shares (Seller) shall give an irrevocable notice (Transfer Notice) to the other party (Continuing Shareholder) of the details of the proposed transfer including:

(a) if it wishes to sell its shares to a third party, the name of the proposed transferee; and

(b)	the price (in cash) at which it wishes to transfer its shares.

14.6

If the Continuing Shareholder gives notice to the Seller within [28] days of receiving the Transfer Notice (the first day being the day after it receives the Transfer Notice) that it wishes to buy all the Seller's shares in the JVC, the Continuing Shareholder shall have the right to do so at the price specified in the Transfer Notice.

14.7

The Continuing Shareholder is bound to buy all the Seller's shares when it gives notice to the Seller under clause 14.6 that it wishes to do so. The sale and purchase of shares shall take place on the terms set out in clause 19.

14.8

If at the expiry of the period specified in clause 14.6, the Continuing Shareholder has not notified the Seller that it wants to buy the shares, the Seller may transfer all its shares in the JVC to the buyer identified in the Transfer Notice at a price not less than the price specified in that notice provided that it does so within [NUMBER] months of the expiry of the period specified in clause 14.6.

14.9

Each party undertakes (in respect of the shares that it holds) to give, and to use its reasonable efforts to procure that shareholders in its Group give, the approvals required for the transfer of shares under this clause.

14.10

The Seller shall procure that, in relation to the shares being sold in the JVC, any buyer of the shares who is not already a Shareholder and therefore a party to this agreement, shall enter into a shareholders' agreement on completion of the sale of such shares with the Continuing Shareholder on the same terms as apply to the Seller in relation to those shares before completion.

14.11	References in this clause to shares held by a party in the JVC are to all the shares in the JVC held by that party or any member of its Group and not to some only of those shares.

15.	OBLIGATORY TRANSFER EVENT

If anything mentioned in this clause happens to a party it is an Obligatory Transfer Event in respect of that party and the provisions of clause 16 apply:

(a)

the passing of a resolution for the liquidation of the party [or any other company in the party's Group] other than a solvent liquidation for the purpose of the reconstruction or amalgamation of all or part of the party's Group (the structure of which has been previously approved by the other party in writing) in which a new company assumes (and is capable of assuming) all the obligations of the party [or other company in the party's Group]; or

(b)

the presentation at court by any competent person of a petition for the winding up of the party [or any other company in the party's Group] [and which has not been withdrawn or dismissed within [seven] days of such presentation]; or

(c)	a change in control (as 'control' is defined in section 1124 of the Tax Act 2010) of the party; or

(d)

the issue at court by any competent person of a notice of intention to appoint an administrator to the party [or any other company in the party's Group], a notice of appointment of an administrator to the party [or any other company in the party's Group] or an application for an administration order in respect of the party [or any other company in the party's Group]; or

(e)

any step is taken by any person to appoint a receiver, administrative receiver or manager in respect of the whole or a substantial part of the assets or undertaking of the party [or any other company in the party's Group]; or

(f)	the party [or any other company in the party's Group] being unable to pay its debts as they fall due for the purposes of section 123 of the Insolvency Act 1986; or

(g)	the party [or any other company in the party's Group] entering into a composition or arrangement with its creditors; or

(h)	any chargee taking any step to enforcing any charge created over any shares held by the party in the Company (other than by the appointment of a receiver, administrative receiver or manager); or

(i)	if a process has been instituted that could lead to the party being dissolved and its assets being distributed among the party's creditors, shareholders or other contributors; or

(j)	the party ceasing to carry on its business or substantially all of its business; or

(k)	the party commits a material or persistent breach of this agreement which if capable of remedy has not been so remedied within [20] Business Days of the other party requiring such remedy; or

(l)

in the case of the Obligatory Transfer Events set out in sub-clauses (a), (b), (d) or (e) above, any competent person takes any analogous step in any jurisdiction in which the relevant party carries on business; or

16.	TRANSFER FOLLOWING OBLIGATORY TRANSFER EVENT

16.1

Where an Obligatory Transfer Event happens to a party (in this clause the Seller) it shall give notice of it to the other party (in this clause the Buyer) as soon as possible and, if it does not, it is deemed to have given such notice on the date on which the Buyer becomes aware of such Obligatory Transfer Event (Notice of Obligatory Transfer Event).

16.2

As soon as practicable after service, or deemed service, of the Notice of Obligatory Transfer Event, the parties shall appoint an Expert to determine the Fair Value of the Seller's shares in the JVC (Sale Shares).

16.3

The Buyer has the right, within 14 days of receiving notification of the Fair Value determined by the Expert (the first day being the day after the Buyer receives the Fair Value notification) to serve a notice on the Seller to buy all of the Sale Shares at the Fair Value .

16.4	In this clause the Fair Value of the Sale Shares shall be the value that the Expert certifies to be the fair market value in his opinion based on the following assumptions:

(a)

the value of the shares in question is that proportion of the fair market value of the entire issued share capital of the JVC that the Sale Shares bear to the then total issued share capital of the JVC (with no premium or discount for the size of the Seller's shareholding or for the rights or restrictions applying to the shares under this agreement or the Articles);

(b)	the sale is between a willing buyer and a willing seller on the open market;

(c)	the sale is taking place on the date that the Obligatory Transfer Event occurred;

(d)	if the JVC is then carrying on its Business as a going concern, on the assumption that it shall continue to do so;

(e)	the shares are sold free of all Encumbrances; and

(f)	[to take account of any other factors that the Expert reasonably believes should be taken into account .]

16.5	If any problem arises in applying any of the assumptions set out in clause 16.4, the Expert shall resolve the problem in whatever manner he shall, in his absolute discretion, think fit.

16.6	The Expert shall be requested to determine the Fair Value of the Sale Shares within 90 Business Days of his appointment and to notify the Buyer and Seller in writing of his determination.

16.7	The service of a notice to buy under clause 16.3 shall bind the parties to buy and sell the shares, as the case may be, in accordance with clause 19.

16.8

If at the end of the period specified in clause 16 .3 the Buyer has not served a notice to buy the Sale Shares, the Buyer may elect by written notice served on the Seller for the JVC to be wound up in accordance with clause 18.

17.	EXPERT

17.1	An Expert is a person appointed in accordance with this clause to resolve a matter under this agreement .

17.2	The parties shall endeavour to agree on the identity of an independent Expert and such independent Expert shall be jointly appointed by the parties.

17.3

If the parties are unable to agree on the identity of an Expert within 21 Business Days of either party serving details of a suggested expert on the other, either party shall then be entitled to request the then President of the Institute of Chartered Accountants in England and Wales to appoint an Expert who is an accountant of repute with experience in the valuation of private companies limited by shares.

17.4

Subject to clause 16.6, the Expert is required to prepare a written decision and give notice (including a copy) of the decision to the parties within a maximum of three months of the matter being referred to the Expert.

17.5	If the Expert dies or becomes unwilling or incapable of acting, or does not deliver the decision within the time required by this clause then:

	(a)	either party may apply to the then President of the Institute of Chartered Accountants in England and Wales to discharge the Expert and to appoint a replacement Expert with the required expertise; and

(b)	this clause applies in relation to the new Expert as if he were the first Expert appointed.

17.6	All matters under this clause shall be conducted, and the Expert's decision shall be written, in the English language.

17.7

The parties are entitled to make submissions to the Expert including oral submissions] and shall provide (or procure that others including the JVC provide) the Expert with such assistance and documents as the Expert reasonably requires for the purpose of reaching a decision, subject to the Expert agreeing to give such confidentiality undertakings as the parties may reasonably require.

17.8

To the extent not provided for by this clause, the Expert may in his reasonable discretion determine such other procedures to assist with the conduct of the determination as he considers just or appropriate[, including (to the extent he considers necessary,) instructing professional advisers to assist him in reaching his determination].

17.9

Each party shall with reasonable promptness supply (and procure that others including the JVC supply) each other with all information and give each other access to all documentation and personnel as the other party reasonably requires to make a submission under this clause.

17.10

The Expert shall act as an expert and not as an arbitrator . The Expert's written decision on the matters referred to him shall be final and binding on the parties in the absence of manifest error or fraud.

17.11

Each party shall bear its own costs in relation to the reference to the Expert. The Expert's fees and any costs properly incurred by him in arriving at his determination (including any fees and costs of any advisers appointed by the Expert) shall be borne by the parties [equally or in such other proportions as the Expert shall direct].

18.	TERMINATION AND LIQUIDATION

18.1	Except for the provisions which this clause states shall continue in full force after termination, this agreement shall terminate:

(a)	when one party ceases to hold any shares in the JVC;

(b)

when a resolution is passed by shareholders or creditors, or an order made by a court or other competent body or person instituting a process that shall lead to the JVC being wound up and its assets being distributed among the JVC's creditors, shareholders or other contributors; or

18.2	The following provisions of this agreement remain in full force after termination:

(a)	Clause 1 (interpretation);

(b)	Clause 8 (restrictions on the parties);

(c)	Clause 13 (tax matters);

(d)	this clause;

(e)	Clause 21 (confidentiality);

(f)	Clause 23 (whole agreement);

(g)	Clause 25 (variation and waiver);

(h)	Clause 26 (costs);

(i)	Clause 30 (notice);

(j)	Clause 31 (language);

(k)	Clause 32 (severance);

(l)	Clause 36 (governing law and jurisdiction); and

18.3	Termination of this agreement shall not affect any rights or liabilities that the parties have accrued under it.

18.4

If this agreement terminates (other than by reason of a transfer of shares pursuant to clause 14.3) each party shall, if requested by the other, procure that the name of the JVC is changed to avoid confusion with the name of the party making the request.]

18.5	Where the JVC is to be wound up and its assets distributed, the parties shall agree a suitable basis for dealing with the interests and assets of the JVC and shall endeavour to ensure that:

	(a)	all existing contracts of the JVC are performed to the extent that there are sufficient resources;

	(b)	the JVC shall not enter into any new contractual obligations;

	(c)	the JVC is dissolved and its assets are distributed as soon as practical;

(d)

any assets transferred to the JVC pursuant to the Cheshire Agreement shall be returned to Cheshire or as Cheshire directs and any assets transferred to the JVC pursuant to the G7 Agreement shall be returned to G7 or as G7 directs; and

(e)

any other [proprietary information or intellectual property rights] belonging to or originating from a party shall be returned to it by the other party or the JVC and all such [proprietary information or intellectual property rights] shall be erased from the computer systems [(to the extent possible)] of the JVC and the party who is returning it.

18.6

Where any party is required by any law, regulation or governmental or regulatory authority to retain any [proprietary] information (or copies of such information) of the other party or the JVC, it shall notify the other party in writing of such retention giving details of the information that it has been required to retain.

19.	COMPLETION OF THE SALE AND PURCHASE OF SHARES IN THE JVC

19.1	At completion the party selling the shares shall:

(a)

transfer the shares free from all Encumbrances by way of a duly completed share transfer form to the buyer together with the relevant share certificate and such other documents as the buyer may reasonably require to show good title to the shares or enable it to be registered as the holder of the shares;

	(b)	deliver the resignations of any directors appointed by the selling party to take effect at completion and acknowledging that they have no claims against the JVC;

	(c)	warrant that it has no right to require the JVC to issue it with any share capital or other securities and that no Encumbrance affects any unissued shares or other securities of the JVC;

	(d)	warrant that it is selling the shares with full title guarantee;

(e)

warrant that no commitment has been given to create an Encumbrance affecting the shares being sold (or any unissued shares or other securities of the JVC) and that no person has claimed any rights in respect thereof;

	(f)	undertake to do all it can, at its own cost, to give the buyer the full legal and beneficial title to the shares[; and

	(g)	[provide the JVC with a waiver in writing of any rights it may have to be issued with any share capital or other securities in the JVC.]]

19.2

At completion the buying party shall pay the purchase price by and appropriate agreed method of payment to the selling party or its lawyers who have been irrevocably authorised by the selling party to receive it.

19.3

At or before completion the JVC shall repay any loans made by the selling party to the JVC (together with any interest accrued thereon) and the parties shall use their best endeavours to procure that the selling party is released from any guarantees, security arrangements and other obligations that it has given in respect of the JVC and its business.

19.4

The parties shall procure the registration (subject to due stamping by the buyer) of the transfer of shares in the JVC pursuant to this clause and each of them consents to such transfer and registration pursuant to this agreement and the Articles.

19.5

The shares shall be sold with all rights that attach, or may in the future attach, to them (including the right to receive all dividends and distributions declared, made or paid on or after the events referred to in clause 19.2(a), clause 19. 2(b), and clause 19.2(c)).

19.6	The party buying the shares is not obliged to complete the purchase of any of the shares being sold unless the purchase of all the shares being sold is completed simultaneously.

19.7	If the party selling the shares fails to complete the transfer of shares as required under this clause, the JVC:

(a)

is irrevocably authorised to appoint any person to transfer the shares on the selling party's behalf and to do anything else that the party buying the shares may reasonably require to complete the sale; and

(b) may receive the purchase price in trust for the party selling the shares, giving a receipt that shall discharge the party buying the shares.

20.	STATUS OF AGREEMENT

20.1

Each party shall, to the extent that it is able to do so, exercise all its voting rights and other powers in relation to the JVC to procure that the provisions of this agreement are properly and promptly observed and given full force and effect according to the spirit and intention of the agreement.

20.2	If any provision in the Articles conflicts with any provision of this agreement, this agreement shall prevail as between the parties.

20.3

The parties shall, when necessary, exercise their powers of voting and any other rights and powers they have to amend, waive or suspend a conflicting provision in the Articles to the extent necessary to permit the JVC and its business to be administered as provided in this agreement.

21.	CONFIDENTIALITY

21.1	In this clause Confidential Information means any information which:

(a)

either party may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the JVC (including, without limitation, any information provided pursuant to clause 11);

(b)

either party or any member of its Group may have or acquire (whether before or after the date of this agreement) in relation to the customers, suppliers, business, assets or affairs of the other party or any member of the other party's Group, as a consequence of the negotiations relating to this agreement or any other agreement or document referred to in this agreement or the performance of the agreement or any other agreement or document referred to in this agreement; or

(c)	relates to the contents of this agreement (or any agreement or arrangement entered into pursuant to this agreement),

but excludes the information in clause 21. 2.

21.2	Information is not Confidential Information if:

(a)	it is or becomes public knowledge other than as a direct or indirect result of the information being disclosed in breach of this agreement;

(b)

either party can establish to the reasonable satisfaction of the other party that it found out the information from a source not connected with the other party or its Group and that the source is not under any obligation of confidence in respect of the information;

(c)

either party can establish to the reasonable satisfaction of the other party that the information was known to the first party before the date of this agreement and that it was not under any obligation of confidence in respect of the information; or

(d)	the parties agree in writing that it is not confidential.

21.3

Each party shall at all times use all reasonable endeavours to keep confidential (and to ensure that its employees, agents, subsidiaries and the employees and agents of such subsidiaries, and the JVC (in respect of information specified in clause 21.1(b) and clause 21.1(c)) shall keep confidential) any Confidential Information and shall not use or disclose any such Confidential Information except:

	(a)	to another member of the Cheshire Group or G7 Group, as the case may be, or to a party's professional advisers where such disclosure is for a purpose related to the operation of this agreement;

	(b)	with the written consent of such of the JVC or the party or any member of its Group that the information relates to;

(c)

as may be required by law or by the rules of any recognised stock exchange, or governmental or other regulatory body, when the party concerned shall, if practicable, supply a copy of the required disclosure to the other before it is disclosed and incorporate any amendments or additions reasonably required by the other and which would not thereby prevent the disclosing party from complying with its legal obligations;

	(d)	to any tax authority to the extent reasonably required for the purposes of the tax affairs of the party concerned or any member of its Group; or

	(e)	if the information comes within the public domain (otherwise than as a result of the breach of this clause 21.3) .

21.4

Each party shall inform (and shall use all reasonable endeavours to procure that any subsidiary and the JVC shall inform) any officer, employee or agent or any professional adviser advising it in relation to the matters referred to in this agreement, or to whom it provides Confidential Information, that such information is confidential and shall require them:

	(a)	to keep it confidential; and

	(b)	not to disclose it to any third party (other than those persons to whom it has already been disclosed in accordance with the terms of this agreement).

21.5

Upon termination of this agreement, either party may demand from the other and the JVC the return of any documents containing Confidential Information in relation to the first party by notice in writing whereupon the other party shall (and shall use all reasonable endeavours to ensure that its subsidiaries, and its officers and employees and those of its subsidiaries and the JVC shall):

(a)	return such documents; and

(b)	destroy any copies of such documents and any other document or other record reproducing, containing or made from or with reference to the Confidential Information,

save, in each case, for any submission to or filings with governmental, tax or regulatory authorities. Such return or destruction shall take place as soon as practicable after the receipt of any such notice.

21.6	The obligations of each of the parties in this clause 21 shall continue without limit in time and notwithstanding termination of this agreement for any cause.

21.7	On the signing of this agreement the parties shall issue a joint announcement about the formation of the JVC in the agreed form.

22.	WARRANTY

Each party warrants and represents to the other that, at the date of this agreement, the JVC has not carried on any business, has no assets or liabilities, has no employees and is not a party to any contracts except as necessary to comply with clause 4.

23.	WHOLE AGREEMENT

23.1

This agreement, and any documents referred to in it or executed contemporaneously with it, constitute the whole agreement between the parties and supersede all previous arrangements, understandings and agreements between them, whether oral or written, relating to their subject matter.

23.2

Each party acknowledges that in entering into this agreement, and any documents referred to in it [or executed contemporaneously with it], it does not rely on, and shall have no remedy in respect of, any representation or warranty (whether made innocently or negligently) that is not set out in this agreement or those documents.

23.3	Nothing in this clause 23 shall limit or exclude any liability for fraud.

24.	ASSIGNMENTS

24.1

No person may assign, or grant any Encumbrance over [or sub-contract,] or deal in any way with, any of its rights and obligations under this agreement or any document referred to in it without the prior written consent of all the parties [(such consent not to be unreasonably conditioned, withheld or delayed)].

24.2	Each person that has rights under this agreement is acting on its own behalf.

25.	VARIATION AND WAIVER

25.1	A variation of this agreement shall be in writing and signed by or on behalf of all parties.

25.2	A waiver of any right under this agreement is only effective if it is in writing and it applies only to the person to which the waiver is addressed and the circumstances for which it is given.

25.3	A person that waives a right in relation to one person, or takes or fails to take any action against that person, does not affect its rights against any other person.

25.4

No failure to exercise or delay in exercising any right or remedy provided under this agreement or by law constitutes a waiver of such right or remedy or shall prevent any future exercise in whole or in part thereof.

25.5	No single or partial exercise of any right or remedy under this agreement shall preclude or restrict the further exercise of any such right or remedy.

25.6	Unless specifically provided otherwise, rights and remedies arising under this agreement are cumulative and do not exclude rights and remedies provided by law.

26.	COSTS

Unless otherwise provided, all costs in connection with the negotiation, preparation, execution and performance of this agreement, shall be borne by the party that incurred the costs.

27.	NO PARTNERSHIP

The parties to this agreement are not in partnership with each other and there is no relationship of principal and agent between them.

28.	GOOD FAITH

28.1

All transactions entered into between either party [or any of its subsidiaries] and the JVC shall be conducted in good faith and on the basis set out or referred to in this agreement or, if not provided for in this agreement, as may be agreed by the parties and, in the absence of such agreement, on an arm's length basis.

28.2	Each party shall at all times act in good faith towards the other and shall use all reasonable endeavours to ensure that this agreement is observed.

28.3	Each party shall do all things necessary and desirable to give effect to the spirit and intention of this agreement .

29.	THIRD PARTY RIGHTS

29.1	A person who is not a party to this agreement shall not have any rights under or in connection with it by virtue of the Contracts (Rights of Third Parties) Act 1999

29.2

The right of the parties to terminate, rescind or agree any amendment, variation, waiver or settlement under this agreement is not subject to the consent of any person that is not a party to the agreement.

30.	NOTICE

30.1	A notice given under this agreement:

(a) shall be in writing in the English language (or be accompanied by a properly prepared translation into English);

(b)

shall be sent for the attention of the person, and to the address, or fax number, given in this clause 30 (or such other address, fax number or person as the relevant party may notify to the other party); and

(c) shall be:

(i) delivered personally; or

(ii) delivered by commercial courier; or

(iii) sent by fax; or

(iv)	sent by pre-paid United Kingdom first-class post or recorded delivery; or

(v)	[(if the notice is to be served or given outside the country from which it is sent) sent by reputable international overnight courier; or]

(vi)	sent by email to an email address notified by the relevant party to the other party for such purpose (if the notice is served or given under any of clause 6.4 to clause 6.10) .

30.2	If a notice has been properly sent or delivered in accordance with this clause, it will be deemed to have been received as follows:

	(a)	if delivered personally, at the time of delivery; or

	(b)	if delivered by commercial courier, at the time of signature of the courier's delivery receipt; or

	(c)	if sent or supplied by electronic means, [one] hour after the notice was sent or supplied;

(d)

if sent by pre-paid United Kingdom first class post to an address in the United Kingdom or recorded delivery, [48] hours after it was posted [or [five] Business Days after posting either to an address outside the United Kingdom or from outside the United Kingdom to an address within the United Kingdom, if (in each case) sent by reputable international overnight courier addressed to the intended recipient, provided that delivery in at least [five] Business Days was guaranteed at the time of sending and the sending party receives a confirmation of delivery from the courier service provider]; or

(e)

if deemed receipt under the previous paragraphs of this sub-clause is not within business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of receipt), when business next starts in the place of deemed receipt [and all references to time are to local time in the place of deemed receipt].

30.3

To prove delivery it is sufficient to prove that the notice was transmitted by fax to the fax number of the party or, in the case of post, that the envelope containing the notice was properly addressed and posted.

31.	LANGUAGE

If this agreement is translated into any language other than English, the English language text shall prevail.

32.	SEVERANCE

32.1

If any provision of this agreement (or part of a provision) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, the other provisions shall remain in force.

32.2

If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.

33.	FURTHER ASSURANCE

Without prejudice to clause 4, each party shall promptly execute and deliver all such documents, and do all such things, as the other party may from time to time reasonably require for the purpose of giving full effect to the provisions of this agreement .

34.	COUNTERPARTS

This agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

35.	AGREEMENT SURVIVES COMPLETION

This agreement (other than obligations that have already been fully performed) remains in full force after Completion.

36.	GOVERNING LAW AND JURISDICTION

36.1

This agreement and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) are governed by and construed in accordance with the law of England.

36.2

The parties irrevocably agree that the courts of England have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non- contractual disputes or claims).

This agreement has been entered into on the date stated at the beginning of it.

Schedule	Matters reserved for shareholder approval

1.

Permitting the registration of any person as a member of the JVC other than Cheshire and G7 in relation to their initial investment and any of their transferees in accordance with the terms of this agreement.

2.	Altering the name of the JVC.

3.	Altering in any respect the Articles or the rights attaching to any of the shares in the JVC.

4.	Changing the nature of the JVC's Business or the commencement of any new business by the JVC which is not ancillary or incidental to the Business.

5.	Making any acquisition or disposal by the JVC of any material asset(s) otherwise than in the ordinary course of business.

6.	Creating or granting any Encumbrance over the whole or any part of the Business, undertaking or assets of the JVC or over any shares in the JVC or agreeing to do so .

7.	Appointing any agent or other intermediary to conduct any of the JVC's Business